                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01316

                          SECURITY MID CAP GROWTH FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           JAMES R. SCHMANK, PRESIDENT
                          SECURITY MID CAP GROWTH FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Security
  Funds SM

ANNUAL REPORT

SEPTEMBER 30, 2003

• Security Equity
   Fund
—Alpha Opportunity Series
—Enhanced Index Series
—Equity Series
—Global Series
—International Series
—Large Cap Growth Series
—Mid Cap Value Series
—Select 25® Series
—Smallcap Growth Series
—Social Awareness Series
—Technology Series

 • Security Large
   Cap Value Fund

• Security Mid
   Cap Growth
   Fund

A Member of The Security Benefit
Group of Companies

                              SECURITY EQUITY FUND
                               SEPTEMBER 30, 2003
                                  ANNUAL REPORT

                               TABLE OF CONTENTS
   Security Equity Fund

--------------------------------------------------------------------------------
                                       2

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ALPHA OPPORTUNITY SERIES
--------------------------------------------------------------------------------

                                                    NUMBER        MARKET
COMMON STOCKS                                      OF SHARES      VALUE
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.9%
Bunge, Ltd. ..........................                 300     $    8,250
Delta & Pine Land Company ............               2,100         48,321
                                                               ----------
                                                                   56,571
ALUMINUM - 1.7%
Alcoa, Inc. ..........................               2,700         70,632
Imco Recycling, Inc.* ................               6,000         36,900
                                                               ----------
                                                                  107,532
APPAREL, ACCESSORIES & LUXURY GOODS - 1.3%
Columbia Sportswear Company* .........               1,100         58,025
Kellwood Company .....................                 700         23,415
                                                               ----------
                                                                   81,440
CATALOG RETAIL - 0.6%
InterActiveCorp* .....................               1,200         39,660

COMMODITY CHEMICALS - 0.4%
NL Industries, Inc. ..................               1,700         27,659

COMMUNICATIONS EQUIPMENT - 0.1%
3Com Corporation* ....................                 700          4,130
ADC Telecommunications, Inc. .........                 700          1,631
                                                               ----------
                                                                    5,761
CONSTRUCTION & ENGINEERING - 2.3%
Chicago Bridge & Iron
   Company N.V. ......................               1,200         32,592
Fluor Corporation ....................               3,100        115,723
                                                               ----------
                                                                  148,315
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 5.8%
Agco Corporation* ....................                 100          1,714
Caterpillar, Inc. ....................               2,000        137,680
CNH Global N.V. ......................               1,500         19,230
Cummins, Inc. ........................               1,000         44,430
Deere & Company ......................               1,400         74,634
Lindsay Manufacturing Company ........               1,300         26,130
Navistar International Corporation* ..               1,200         44,736
Volvo AB ADR .........................               1,000         23,280
                                                               ----------
                                                                  371,834
CONSTRUCTION MATERIALS - 0.6%
LaFarge S.A. ADR .....................               2,200         35,970

DIVERSIFIED CAPITAL MARKETS - 0.8%
J.P. Morgan Chase & Company ..........               1,500         51,495

DIVERSIFIED CHEMICALS - 0.7%
Eastman Chemical Company .............               1,200         40,200
Engelhard Corporation ................                 200          5,534
                                                               ----------
                                                                   45,734

                                                     NUMBER        MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES       VALUE
--------------------------------------------------------------------------------
DIVERSIFIED METALS & MINING - 2.6%
Anglo American plc ADR ...............                 400     $    7,260
Arch Coal, Inc. ......................               1,200         26,652
Consol Energy, Inc. ..................                 600         11,148
Massey Energy Company ................                 400          5,320
Noranda, Inc. ........................               9,000         92,340
Peabody Energy Corporation ...........                 300          9,411
Penn Virginia Resource Partners,
   L.P. ..............................                 100          2,989
Rio Tinto plc ADR ....................                 100          8,775
                                                               ----------
                                                                  163,895
ELECTRICAL COMPONENTS & EQUIPMENT - 1.7%
Emerson Electric Company .............                 600         31,590
Rockwell Automation, Inc. ............               3,000         78,750
                                                               ----------
                                                                  110,340
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.1%
Thermo Electron Corporation* .........                 400          8,680

ELECTRONIC MANUFACTURING SERVICES - 0.6%
Molex, Inc. ..........................               1,300         37,167

FERTILIZERS & AGRICULTURAL CHEMICALS - 1.2%
Monsanto Company .....................               3,200         76,608

FOOD RETAIL - 0.1%
Wild Oats Markets, Inc.* .............                 600          6,558

FOREST PRODUCTS - 2.5%
Louisiana-Pacific Corporation* .......               3,800         52,364
Rayonier, Inc. .......................                 400         16,240
Weyerhaeuser Company .................               1,500         87,675
                                                               ----------
                                                                  156,279
GOLD - 1.4%
Placer Dome, Inc. ....................               6,400         88,000

HOME FURNISHINGS - 1.5%
Furniture Brands International,
   Inc.* .............................               1,100         26,510
Kimball International, Inc. (Cl. B) ..               4,800        70,368
                                                               ----------
                                                                   96,878
HOTELS, RESORTS & CRUISE LINES - 0.4%
Fairmont Hotels & Resorts, Inc. ......                 900         23,175

HOUSEHOLD APPLIANCES - 0.6%
Snap-On Inc. .........................               1,300         35,945

INDUSTRIAL CONGLOMERATES - 1.0%
Carlisle Companies, Inc. .............               1,500         65,430

INDUSTRIAL GASES - 0.9%
Praxair, Inc. ........................                 900         55,755

--------------------------------------------------------------------------------
                            3 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ALPHA OPPORTUNITY SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                    NUMBER        MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES      VALUE
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY - 5.6%

Flowserve Corporation* ...............                 300     $    6,090
Gardner Denver, Inc.* ................                 400          8,404
Harsco Corporation ...................                 600         23,082
Idex Corporation .....................                 900         32,796
Ingersoll-Rand Company ...............               1,400         74,816
Joy Global, Inc.* ....................               2,000         31,400
Kennametal, Inc. .....................               1,300         48,620
Lincoln Electric Holdings, Inc. ......               1,400         31,094
Manitowoc Company, Inc. ..............                 900         19,521
Metso Corporation ADR ................                 800          8,112
SPX Corporation* .....................                 900         40,752
Watts Industries, Inc. ...............               1,700         29,954
                                                               ----------
                                                                  354,641
INTEGRATED OIL & GAS - 1.4%
Norsk Hydro ASA ADR ..................               1,532         78,684
Tesoro Petroleum Corporation* ........               1,200         10,152
                                                               ----------
                                                                   88,836
INTERNET SOFTWARE & SERVICES - 0.3%
Covad Communications Group,
   Inc.* .............................               3,700         20,461

LEISURE FACILITIES - 0.1%
Vail Resorts, Inc.* ..................                 600          8,580

LEISURE PRODUCTS - 0.4%
Brunswick Corporation ................                 900         23,112

MARINE - 2.1%
Alexander & Baldwin, Inc. ............               4,756        133,548

OIL & GAS DRILLING - 1.1%
Pride International, Inc.* ...........                 600         10,170
Rowan Companies, Inc.* ...............               2,400         58,992
                                                               ----------
                                                                   69,162
OIL & GAS EQUIPMENT & SERVICES - 0.7%
Halliburton Company ..................               1,800         43,650

OIL & GAS REFINING, MARKETING & TRANSPORTATION - 1.9%
Premcor, Inc.* .......................                 500         11,585
Sunoco, Inc. .........................               1,000         40,220
Valero Energy Corporation ............               1,900         72,713
                                                               ----------
                                                                  124,518
OTHER DIVERSIFIED FINANCIAL SERVICES - 0.8%
Brascan Corporation ..................               1,700         42,857
St. Joe Company ......................                 300          9,624
                                                               ----------
                                                                   52,481

                                                     NUMBER        MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES       VALUE
--------------------------------------------------------------------------------
PACKAGED FOODS & MEATS - 0.4%
Cresud S.A. ADR* .....................               2,400       $ 21,624
Pilgrims Pride Corporation (Cl. B) ...                 500          6,250
                                                               ----------
                                                                   27,874
PAPER PACKAGING - 0.9%
Longview Fibre Company ...............               1,600         15,632
Smurfit-Stone Container
   Corporation* ......................               2,800         41,944
                                                               ----------
                                                                   57,576
PAPER PRODUCTS - 2.2%
International Paper Company ..........               3,600        140,472

RAILROADS - 2.6%
CSX Corporation ......................               1,500         43,875
Kansas City Southern* ................                 600          6,642
Union Pacific Corporation ............               2,000        116,340
                                                               ----------
                                                                  166,857
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Plum Creek Timber Company, Inc. ......                 800         20,352

SEMICONDUCTOR EQUIPMENT - 0.1%
Mykrolis Corporation* ................                 600          7,284

SPECIALTY CHEMICALS - 0.8%
Minerals Technologies, Inc. ..........                 801         40,771
RPM International, Inc. ..............               1,000         13,060
                                                               ----------
                                                                   53,831
SPECIALTY STORES - 0.3%
Barnes & Noble, Inc.* ............                     700         17,787

STEEL - 1.6%
AK Steel Holding Corporation* ........               1,100          2,200
Metal Management, Inc.* ..............               2,100         40,950
NN, Inc. .............................               4,704         60,493
                                                               ----------
                                                                  103,643
TRADING COMPANIES & DISTRIBUTORS - 0.7%
Applied Industrial Technology, Inc. ..                 500          9,935
W.W. Grainger, Inc. ..................                 700         33,285
                                                               ----------
                                                                   43,220
TRUCKING - 1.3%
Heartland Express, Inc. ..............               1,700         40,834
Knight Transportation, Inc. ..........               1,600         40,112
                                                               ----------
                                                                   80,946
                                                               ----------
   Total common stocks - 55.4% ...........................      3,535,512

--------------------------------------------------------------------------------
                            4 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ALPHA OPPORTUNITY SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                AMOUNT OR
                                                 NUMBER          MARKET
U.S. GOVERNMENT & AGENCIES                      OF SHARES        VALUE
--------------------------------------------------------------------------------
Federal Home Loan Bank,
   1.017%, 11-05-03 ..................            $375,000      $ 374,639
Federal Home Loan Mortgage Corporation:
   0.98%, 10-02-03 ...................            $150,000        149,996
   1.098%, 12-04-03 ..................            $250,000        249,538
                                                               ----------
                                                                  399,534
Federal National Mortgage Association:
   1.00%, 10-15-03 ...................            $275,000        274,890
   1.07%, 11-13-03 ...................            $125,000        124,846
   1.06%, 12-10-03 ...................            $450,000        449,090
                                                               ----------
                                                                  848,826
                                                               ----------
   Total U.S. government & agencies - 25.4% ..............      1,622,999

ASSET BACKED SECURITIES
-----------------------
AUTO - 6.3%
Ford Credit Auto Owner Trust,
   1.24% - 2006(1) ...................            $400,000        400,570

CREDIT CARDS - 6.2%
First USA Credit Card Master Trust,
   1.25% - 2007(1) ...................            $400,000        400,213
                                                               ----------
   Total asset backed securities -12.5% ..................        800,783

REPURCHASE AGREEMENT - 3.4%
---------------------------
State Street, 10-01-03
   (Collateralized by FHLMC, 1.25%,
   08-27-04 with a value of $225,430
   and a repurchase amount
   of $219,501) ......................            $219,499        219,499
                                                               ----------
   Total investments - 96.7% .............................      6,178,793

SHORT POSITIONS
---------------
BREWERS - (0.8%)
Anheuser-Busch Companies, Inc. .......              (1,100)       (54,274)

DISTILLERS & VINTERS - (0.2%)
Brown-Forman Corporation (CI. B) .....                (200)       (15,824)

DIVERSIFIED COMMERCIAL SERVICES -(0.2%)
DeVry, Inc.* .........................                (500)       (11,830)

HEALTH CARE DISTRIBUTORS - (0.2%)
Cardinal Health, Inc. ................                (200)       (11,678)

HEALTH CARE SERVICES - (0.2%)
Express Scripts, Inc.* ...............                (200)       (12,230)

INTEGRATED TELECOMMUNICATION SERVICES - (0.3%)
Alltel Corporation ...................                (400)       (18,536)

LIFE & HEALTH INSURANCE - (0.3%)
Aflac, Inc. ..........................                (200)        (6,460)
MetLife, Inc. ........................                (400)       (11,220)
                                                               ----------
                                                                  (17,680)
MULTI-UTILITIES & UNREGULATED POWER - (0.1%)
Questar Corporation ..................                (200)        (6,162)

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER        MARKET
SHORT POSITIONS (CONTINUED)                      OF SHARES       VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS - (0.1%)
Chattem, Inc. ........................                (300)      $ (4,164)

UNIT INVESTMENT TRUST - (0.1%)
iShares Lehman 20+ Year Treasury
   Bond Fund .........................                (100)        (8,822)
                                                               ----------
   Total short positions - (2.5%) ........................       (161,200)
   Cash & other assets, less liabilities - 5.8% ..........        371,618
                                                               ----------
   Total net assets - 100.0% .............................     $6,389,211
                                                               ==========

For federal income tax purposes, the identified cost of investments owned at
September 30, 2003 was $6,262,835.

*   Non-income producing security
(1) Variable rate security. Rate indicated is rate effective at September 30,
    2003.
ADR (American Depositary Receipt)
plc (public limited company)

The Alpha Opportunity Fund's hybrid structure combines an actively managed long/short component with a passively managed Standard & Poor's 500 Composite
Stock Price Index component. Approximately 50 percent of the portfolio is invested in a long/short strategy managed by Mainstream Investment Advisers,
LLC; the remainder is independently invested in an index strategy managed by
Security Management Company, LLC.

--------------------------------------------------------------------------------
                            5 SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - ENHANCED INDEX SERIES

NOVEMBER 15, 2003

SUBADVISOR, NORTHERN TRUST

TO OUR SHAREHOLDERS:

The Enhanced Index Series of Security Equity Fund began operations January 29,
1999. The core portfolio is designed to outperform the S&P 500 Index while retaining similar risk characteristics as the Index. Through the use of a proprietary multi-factor model, stocks which in our view have above-average potential for appreciation are overweighted, while stocks that have less than average potential are underweighted. During the one year period ended September
30, 2003, the portfolio was up 22.06% versus 24.40% for the benchmark, the
Standard and Poor's 500 Stock Index. Since the inception of the series on
January 29, 1999, the fund is down 5.08% versus a negative 3.87% for the benchmark.1

OPERATION OF THE PROPRIETARY SCREENS

The Northern Trust Investments Quantitative Management group uses a proprietary model to overweight or underweight stocks relative to the index. Based on our model, stocks are overweighted when: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment).

Conversely, stocks are underweighted if there is a negative earnings surprise, negative financial statement trends, negative price downward price momentum, or it is announced that the company will be deleted from the S&P 500 Index. If none of these positive or negative factors apply, we will hold a neutral position in the stock.

The Fund underperformed its benchmark during the 12 months ended September 30,
2003. The performance of most of the model's quantitative factors was weak this past year. Factors based on valuation and earnings characteristics tended to underperform this year as the market rewarded higher priced, smaller companies with weaker historical fundamentals. Earnings announcements did not elicit much market reaction for either positive or negative news as skepticism of earnings estimates continued to affect investor behavior. Indeed, companies with higher expected, but not necessarily realized growth, outperformed more value oriented stocks; a sharp contrast to prior years and most longer-term periods.

Quickly changing market conditions resulted in mid- and long-term momentum strategies' weaker performance through most of the year. Effective trading of index changes, though, boosted performance in the past year; however, this year's changes were few and small relative to the index capitalization.
Similarly, the relative scarcity of companies engaging in merger and acquisition activity resulted in few opportunities to benefit from trading in these stocks, although some benefit was captured through the year.

MARKET OUTLOOK

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets.

Global equity markets performed well in the third quarter, building on their strong gains of the previous three months. While the rally has been fueled in part by an improvement in investor sentiment, it also appears to have a sound basis in fundamentals.

First, economic growth may be gathering momentum now that the concerns over corporate governance abuses, geopolitical tensions and the aftereffects of the bubble in technology stocks may be dissipating. Additionally, the benefits of low interest rates, tax reductions and increased government spending are being felt. A positive trend has become visible in some key measurements of the economy, and indicators of future activity may be pointing to a strong second half.

Second, there appears to be an improvement in corporate profits, with the S&P
500 operating earnings growing by about 10 percent in the second quarter and beating analysts' reduced expectations. Third quarter and full-year estimates are now generally holding, and in some instances, increasing. Cost-cutting initiatives could produce strong profits if the economy accelerates.

Sincerely,

Enhanced Index Team

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                        6

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - ENHANCED INDEX SERIES

NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Enhanced Index
Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have been $7,388. By comparison, the same
$10,000 investment would have been $8,319, based on the S&P 500 Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                             % OF
                                                          NET ASSETS
                                                          ----------
        Microsoft Corporation                                3.1%
        General Electric Company                             3.1%
        Wal-Mart Stores, Inc.                                2.6%
        Exxon Mobil Corporation                              2.6%
        Pfizer, Inc.                                         2.5%
        *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                        1 YEAR      SINCE INCEPTION
                                        ------      ---------------
        A Shares                        22.06%    (5.08%)  (1-29-99)
        A Shares with sales charge      15.12%    (6.28%)  (1-29-99)
        B Shares                        21.11%    (5.85%)  (1-29-99)
        B Shares with CDSC              16.11%    (6.26%)  (1-29-99)
        C Shares                        21.24%    (5.80%)  (1-29-99)
        C Shares with CDSC              20.24%    (5.80%)  (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                        7

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
ADVERTISING - 0.2%
Interpublic Group of Companies,
   Inc. ..............................                 557     $    7,865
Omnicom Group, Inc. ..................                 279         20,046
                                                               ----------
                                                                   27,911
AEROSPACE & DEFENSE - 1.6%
Boeing Company .......................               1,475         50,637
General Dynamics Corporation .........                 282         22,013
Goodrich Corporation .................                 138          3,345
Honeywell International, Inc. ........               1,242         32,727
Lockheed Martin Corporation ..........                 651         30,044
Northrop Grumman Corporation .........                  88          7,587
Raytheon Company .....................                 605         16,940
Rockwell Collins .....................                 264          6,666
United Technologies Corporation ......                 715         55,255
                                                               ----------
                                                                  225,214
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company .......               1,030         13,503

AIR FREIGHT & LOGISTICS - 1.0%
FedEx Corporation ....................                 467         30,089
Ryder System, Inc. ...................                  75          2,199
United Parcel Service, Inc. ..........               1,700        108,460
                                                               ----------
                                                                  140,748
AIRLINES - 0.2%
Delta Air Lines, Inc. ................                 148          1,968
Southwest Airlines Company ...........               1,099         19,452
                                                               ----------
                                                                   21,420
ALUMINUM - 0.2%
Alcoa, Inc. ..........................               1,233         32,255

APPAREL RETAIL - 0.3%
Gap, Inc. ............................               1,348         23,078
Limited Brands .......................               1,300         19,604
TJX Companies, Inc. ..................                 157          3,049
                                                               ----------
                                                                   45,731
APPAREL, ACCESSORIES & LUXURY GOODS - 0.3%
Jones Apparel Group, Inc. ............                 474         14,187
Liz Claiborne, Inc. ..................                 168          5,720
V.F. Corporation .....................                 390         15,175
                                                               ----------
                                                                   35,082

                                                   NUMBER         MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES        VALUE
--------------------------------------------------------------------------------
APPLICATION SOFTWARE - 0.4%
AutoDesk, Inc. .......................                  52     $      885
Citrix Systems, Inc.* ................                 247          5,454
Compuware Corporation* ...............                 516          2,766
Intuit, Inc.* ........................                 528         25,470
Mercury Interactive Corporation* .....                 134          6,085
Parametric Technology
   Corporation* ......................                 315            983
PeopleSoft, Inc.* ....................                 547          9,950
Siebel Systems, Inc.* ................                 724          7,037
                                                               ----------
                                                                   58,630
ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
Bank of New York Company, Inc. .......               1,126         32,778
Federated Investors, Inc. (Cl. B) ....                 144          3,989
Franklin Resources, Inc. .............                 366         16,181
Janus Capital Group, Inc. ............                 322          4,498
Mellon Financial Corporation .........                 622         18,747
T. Rowe Price Group, Inc. ............                 168          6,932
State Street Corporation .............                 710         31,950
                                                               ----------
                                                                  115,075
AUTO PARTS & EQUIPMENT - 0.2%
Dana Corporation .....................                 195          3,009
Delphi Corporation ...................                 807          7,303
Johnson Controls, Inc. ...............                 236         22,326
Visteon Corporation ..................                 200          1,320
                                                               ----------
                                                                   33,958
AUTOMOBILE MANUFACTURERS - 0.4%
Ford Motor Company ...................               2,716         29,251
General Motors Corporation ...........                 833         34,095
                                                               ----------
                                                                   63,346
BIOTECHNOLOGY - 1.2%
Amgen, Inc.* .........................               1,901        122,747
Biogen, Inc.* ........................                 221          8,449
Chiron Corporation* ..................                 282         14,577
Genzyme Corporation* .................                 317         14,661
MedImmune, Inc.* .....................                 383         12,643
                                                               ----------
                                                                  173,077
BREWERS - 0.5%
Anheuser-Busch Companies, Inc. .......               1,265         62,415
Adolph Coors Company .................                  65          3,494
                                                               ----------
                                                                   65,909
BROADCASTING & CABLE TV - 1.0%
Clear Channel Communications,
   Inc. ..............................                 906         34,700
Comcast Corporation* .................               3,366        103,942
Univision Communications,
   Inc.* .............................                 334         10,665
                                                               ----------
                                                                  149,307

--------------------------------------------------------------------------------
                            8  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED                        OF SHARES        VALUE
--------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.3%
American Standard Companies,
   Inc.* .............................                 238     $   20,051
Masco Corporation ....................                 708         17,332
                                                               ----------
                                                                   37,383
CASINOS & GAMING - 0.2%
Harrah's Entertainment, Inc. .........                 156          6,569
International Game Technology ........                 873         24,575
                                                                ----------
                                                                   31,144
COMMERCIAL PRINTING - 0.0%
R. R. Donnelley & Sons Company .......                 191          4,750

COMMUNICATIONS EQUIPMENT - 2.5%
ADC Telecommunications,
   Inc.* .............................               1,093          2,547
Andrew Corporation* ..................                 182          2,237
Avaya, Inc.* .........................                 454          4,949
Ciena Corporation* ...................                 700          4,137
Cisco Systems, Inc.* .................              10,550        206,147
Comverse Technology, Inc.* ...........                 856         12,806
Corning, Inc.* .......................               1,840         17,333
JDS Uniphase Corporation* ............               2,047          7,369
Lucent Technologies, Inc.* ...........               6,067         13,105
Motorola, Inc. .......................               1,891         22,635
Qlogic Corporation* ..................                 146          6,863
Qualcomm, Inc. .......................               1,190         49,552
Scientific-Atlanta, Inc. .............                 236          7,351
Tellabs, Inc.* .......................                 618          4,196
                                                               ----------
                                                                  361,227
COMPUTER & ELECTRONICS RETAIL - 0.3%
Best Buy Company, Inc.* ..............                 474         22,524
Circuit City Stores, Inc. ............               1,182         11,264
RadioShack Corporation ...............                 250          7,103
                                                               ----------
                                                                   40,891
COMPUTER HARDWARE - 3.3%
Apple Computer, Inc.* ................                 531         10,954
Dell, Inc.* ..........................               3,854        128,685
Gateway, Inc.* .......................                 400          2,264
Hewlett-Packard Company ..............               4,555         88,185
International Business Machines
   Corporation .......................               2,575        227,450
NCR Corporation*                                       131          4,151
Sun Microsystems, Inc.* ..............               4,764         15,769
                                                               ----------
                                                                  477,458
COMPUTER STORAGE & PERIPHERALS - 0.5%
EMC Corporation* .....................               3,300         41,679
Lexmark International, Inc.* .........                 194         12,224
Network Appliance, Inc.* .............                 506         10,388
                                                               ----------
                                                                   64,291

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corporation ....................                  53     $    1,978
CONSTRUCTION & FARM MACHINERY - 0.5%
Caterpillar, Inc. ....................                 665         45,779
Cummins, Inc. ........................                  49          2,177
Deere & Company ......................                  94          5,011
Navistar International Corporation* ..                  80          2,982
Paccar, Inc. .........................                 191         14,266
                                                               ----------
                                                                   70,215
CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Company .............                 138          5,508

CONSUMER FINANCE - 1.3%
American Express Company .............               1,964         88,498
Capital One Financial Corporation ....                 327         18,652
MBNA Corporation .....................               2,271         51,779
Providian Financial Corporation* .....                 484          5,706
SLM Corporation ......................                 692         26,960
                                                               ----------
                                                                  191,595
DATA PROCESSING & OUTSOURCED SERVICE - 1.1%
Automatic Data Processing, Inc. ......                 887         31,799
Computer Sciences Corporation* .......                 274         10,294
Concord EFS, Inc.* ...................                 718          9,815
Convergys Corporation* ...............                 712         13,058
Electronic Data Systems
   Corporation .......................                 129          2,606
First Data Corporation ...............               1,114         44,515
Fiserv, Inc.* ........................                 281         10,181
Paychex, Inc. ........................                 121          4,105
Sabre Holdings Corporation ...........                 202          4,341
Sungard Data Systems, Inc.* ..........                 731         19,233
                                                               ----------
                                                                  149,947
DEPARTMENT STORES - 0.6%
Federated Department Stores, Inc. ....                 274         11,481
J.C. Penney Company, Inc. ............                 383          8,185
Kohl's Corporation* ..................                 501         26,804
May Department Stores Company ........                  73          1,798
Nordstrom, Inc. ......................                 544         13,497
Sears, Roebuck & Company .............                 462         20,203
                                                               ----------
                                                                   81,968
DISTILLERS & VINTNERS - 0.1%
Brown-Forman Corporation (Cl. B) 82 ..               6,488

DISTRIBUTORS - 0.0%
Genuine Parts Company ................                  60          1,919

--------------------------------------------------------------------------------
                            9  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
DIVERSIFIED BANKS - 4.2%
Bank of America Corporation ..........               2,368     $  184,799
Bank One Corporation .................               1,736         67,096
Comerica, Inc. .......................                 251         11,697
Fleetboston Financial
   Corporation .......................               1,556         46,913
U.S. Bancorp .........................               2,894         69,427
Wachovia Corporation .................               2,029         83,574
Wells Fargo & Company ................               2,523        129,935
                                                               ----------
                                                                  593,441
DIVERSIFIED CAPITAL MARKETS - 0.7%
J.P. Morgan Chase & Company ..........               3,015        103,505

DIVERSIFIED CHEMICALS - 0.9%
Dow Chemical Company .................               1,394         45,361
E.I. du Pont de Nemours &
   Company ...........................               1,136         45,451
Eastman Chemical Company .............                 100          3,350
Engelhard Corporation ................                 211          5,838
Hercules, Inc.* ......................                 129          1,462
PPG Industries, Inc. .................                 424         22,141
                                                               ----------
                                                                  123,603
DIVERSIFIED COMMERCIAL SERVICES - 0.6%
Apollo Group, Inc.* ..................                 411         27,138
Cendant Corporation* .................               2,022         37,791
Cintas Corporation ...................                  43          1,584
Deluxe Corporation ...................                  73          2,930
Equifax, Inc. ........................                 220          4,899
H&R Block, Inc. ......................                 260         11,219
                                                               ----------
                                                                   85,561
DIVERSIFIED METALS & MINING - 0.1%
Freeport-McMoran Copper &
   Gold, Inc. (Cl. B) ................                 239          7,911
Phelps Dodge Corporation* ............                 148          6,926
                                                               ----------
                                                                   14,837
DRUG RETAIL - 0.2%
CVS Corporation ......................                  97          3,013
Walgreen Company .....................                 824         25,247
                                                               ----------
                                                                   28,260
ELECTRIC UTILITIES - 2.3%
Allegheny Energy, Inc.* ..............                  50            457
Ameren Corporation ...................                 238         10,213
American Electric Power
   Company, Inc. .....................                 590         17,700
CMS Energy Corporation ...............                 214          1,577
CenterPoint Energy, Inc. .............               1,527         14,003
Cinergy Corporation ..................                 259          9,505
Consolidated Edison, Inc. ............                 329         13,410
DTE Energy Company ...................                 248          9,149
Dominion Resources, Inc. .............                 465         28,784

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Edison International* ................                 963     $   18,393
Entergy Corporation ..................                 336         18,194
Exelon Corporation ...................                 635         40,323
FPL Group, Inc. ......................                 274         17,317
FirstEnergy Corporation ..............                 446         14,227
PG&E Corporation* ....................                 607         14,507
PPL Corporation ......................                 252         10,319
Pinnacle West Capital Corporation ....                 134          4,757
Progress Energy, Inc. ................                 359         15,961
Progress Energy, Inc. - Contingent
   Value Obligation* .................                 400             64
Public Service Enterprise
   Group, Inc ........................                 547         22,974
Southern Company .....................               1,078         31,607
Teco Energy, Inc. ....................                 261          3,607
TXU Corporation ......................                 485         11,427
Xcel Energy, Inc. ....................                 118          1,825
                                                               ----------
                                                                  330,300
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion
   Corporation .......................                 355          6,085
Cooper Industries, Inc. ..............                 167          8,021
Emerson Electric Company .............                 811         42,699
Power-One, Inc.* .....................                 100          1,029
Rockwell Automation, Inc. ............                 100          2,625
Thomas & Betts Corporation* ..........                  71          1,125
                                                               ----------
                                                                   61,584
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.3%
Agilent Technologies, Inc.* ..........               1,059         23,414
PerkinElmer, Inc. ....................                 167          2,557
Symbol Technologies, Inc. ............                 424          5,067
Tektronix, Inc.* .....................                 126          3,119
Thermo Electron Corporation* .........                 290          6,293
Waters Corporation* ..................                 186          5,102
                                                               ----------
                                                                   45,552
ELECTRONIC MANUFACTURING SERVICES - 0.1%
Jabil Circuit, Inc.* .................                 249          6,486
Sanmina-Sci Corporation* .............                 607          5,888
Solectron Corporation* ...............                 985          5,762
                                                               ----------
                                                                   18,136
EMPLOYMENT SERVICES - 0.1%
Monster Worldwide, Inc.* .............                 166          4,180
Robert Half International, Inc.* .....                 241          4,700
                                                               ----------
                                                                    8,880
ENVIRONMENTAL SERVICES - 0.2%
Allied Waste Industries, Inc.* .......                 248          2,678
Waste Management, Inc. ...............                 843         22,061
                                                               ----------
                                                                   24,739

--------------------------------------------------------------------------------
                           10  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.1%
Monsanto Company .....................                 742     $   17,763

FOOD DISTRIBUTORS - 0.2%
Sysco Corporation ....................                 965         31,565

FOOD RETAIL - 0.3%
Albertson's, Inc. ....................                  87          1,790
Kroger Company* ......................               1,114         19,907
Safeway, Inc.* .......................                 647         14,842
Supervalu, Inc. ......................                  53          1,265
                                                               ----------
                                                                   37,804
FOOTWEAR - 0.2%
Nike, Inc. (Cl. B) ...................                 400         24,328
Reebok International, Ltd. ...........                  90          3,009
                                                               ----------
                                                                   27,337
FOREST PRODUCTS - 0.2%
Louisiana-Pacific Corporation* .......                 211          2,908
Weyerhaeuser Company .................                 470         27,472
                                                               ----------
                                                                   30,380
GAS UTILITIES - 0.3%
KeySpan Corporation ..................                 234          8,209
Kinder Morgan, Inc. ..................                 223         12,044
Nicor, Inc. ..........................                  53          1,862
NiSource, Inc. .......................                 385          7,692
Peoples Energy Corporation ...........                  73          3,021
Sempra Energy ........................                 307          9,014
                                                               ----------
                                                                   41,842
GENERAL MERCHANDISE STORES - 0.5%
Big Lots, Inc.* ......................                 156          2,466
Dollar General Corporation ...........                 480          9,600
Family Dollar Stores, Inc. ...........                 262         10,451
Target Corporation ...................               1,362         51,252
                                                               ----------
                                                                   73,769
GOLD - 0.2%
Newmont Mining Corporation
   Holding Company ...................                 618         24,158
HEALTH CARE DISTRIBUTORS - 0.4%
AmerisourceBergen Corporation ........                 174          9,405
Cardinal Health, Inc. ................                 661         38,596
McKesson Corporation .................                 426         14,182
                                                               ----------
                                                                   62,183
HEALTH CARE EQUIPMENT - 1.8%
Applera Corporation - Applied
   Biosystems Group ..................                 338          7,541
Baxter International, Inc. ...........                 281          8,166
Becton, Dickinson & Company ..........                 384         13,870
Biomet, Inc. .........................                 392         13,175
Boston Scientific Corporation* .......                 617         39,365
C.R. Bard, Inc. ......................                  85          6,035

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT (CONTINUED)
Guidant Corporation ..................                 468       $ 21,926
Medtronic, Inc. ......................               1,831         85,911
St. Jude Medical, Inc.* ..............                 262         14,088
Stryker Corporation ..................                 323         24,325
Zimmer Holdings, Inc.* ...............                 294         16,199
                                                               ----------
                                                                  250,601
HEALTH CARE FACILITIES - 0.2%
HCA, Inc. ............................                 312         11,500
Health Management
   Association, Inc. .................                 373          8,135
Manor Care, Inc. .....................                 143          4,290
Tenet Healthcare Corporation* ........                 683          9,890
                                                               ----------
                                                                   33,815
HEALTH CARE SERVICES - 0.3%
Express Scripts, Inc.* ...............                 100          6,115
IMS Health, Inc. .....................                 377          7,955
Medco Health Solutions, Inc.* ........                 401         10,398
Quest Diagnostics, Inc. ..............                 304         18,435
                                                               ----------
                                                                   42,903
HEALTH CARE SUPPLIES - 0.1%
Bausch & Lomb, Inc. ..............                  86          3,797
Millipore Corporation* ...............                  59          2,718
                                                               ----------
                                                                    6,515
HOME ENTERTAINMENT SOFTWARE - 0.1%
Electonic Arts, Inc.* ................                 222         20,475

HOME FURNISHINGS - 0.0%
Leggett & Platt, Inc. ............                 275          5,948

HOME IMPROVEMENT RETAIL - 1.3%
Home Depot, Inc. .....................               3,439        109,532
Lowe's Companies, Inc. ...............               1,328         68,923
Sherwin-Williams Company .............                 221          6,500
                                                               ----------
                                                                  184,955
HOMEBUILDING - 0.2%
Centex Corporation ...................                  96          7,476
KB Home ..............................                 231         13,781
Pulte Homes, Inc. ....................                  92          6,257
                                                               ----------
                                                                   27,514
HOTELS, RESORTS & CRUISE LINES - 0.3%
Carnival Corporation .................                 316         10,393
Hilton Hotels Corporation ............                 538          8,726
Marriott International, Inc. .........                 340         14,630
Starwood Hotels & Resorts
   Worldwide, Inc. ...................                 300         10,440
                                                               ----------
                                                                   44,189

--------------------------------------------------------------------------------
                           11 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED                        OF SHARES        VALUE
--------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES - 0.1%
Black & Decker Corporation ...........                 112        $ 4,542
Snap-On, Inc. ........................                  86          2,378
Whirlpool Corporation ................                 104          7,048
                                                               ----------
                                                                   13,968
HOUSEHOLD PRODUCTS - 1.8%
Clorox Company .......................                 337         15,458
Colgate-Palmolive Company ............                 816         45,606
Kimberly-Clark Corporation ...........                 423         21,708
Procter & Gamble Company .............               1,934        179,514
                                                               ----------
                                                                  262,286
HOUSEWARES & SPECIALTIES - 0.1%
American Greetings Corporation* ......                 113          2,196
Fortune Brands, Inc. .................                 207         11,747
Newell Rubbermaid, Inc. ..............                  71          1,539
Tupperware Corporation ...............                 100          1,338
                                                               ----------
                                                                   16,820
HYPERMARKETS & SUPERCENTERS - 2.7%
Costco Wholesale Corporation* ........                 674         20,948
Wal-Mart Stores, Inc. ................                6562        366,488
                                                               ----------
                                                                  387,436
INDUSTRIAL CONGLOMERATES - 4.2%
General Electric Company .............              14,944        445,481
3M Company ...........................               1,190         82,193
Textron, Inc. ........................                 200          7,890
Tyco International, Ltd. .............               2,987         61,024
                                                               ----------
                                                                  596,588
INDUSTRIAL GASES - 0.2%
Air Products & Chemicals, Inc. .......                 359         16,191
Praxair, Inc. ........................                 252         15,611
                                                               ----------
                                                                   31,802
INDUSTRIAL MACHINERY - 0.8%
Crane Company ........................                  69          1,615
Danaher Corporation ..................                 244         18,022
Dover Corporation ....................                 267          9,444
Eaton Corporation ....................                 124         10,989
Illinois Tool Works, Inc. ............                 477         31,606
Ingersoll-Rand Company ...............                 228         12,184
ITT Industries, Inc. .................                 121          7,241
Pall Corporation .....................                 515         11,557
Parker-Hannifin Corporation ..........                 200          8,940
                                                               ----------
                                                                  111,598
INSURANCE BROKERS - 0.3%
Aon Corporation ......................                 435          9,070
Marsh & McLennan
   Companies, Inc. ...................                 812         38,659
                                                               ----------
                                                                   47,729

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
INTEGRATED OIL & GAS - 3.9%
ChevronTexaco Corporation ............               1,585       $113,248
ConocoPhillips .......................               1,022         55,955
Exxon Mobil Corporation ..............               9,982        365,341
Marathon Oil Corporation .............                  51          1,454
Occidental Petroleum Corporation                       598         21,068
                                                               ----------
                                                                  557,066
INTEGRATED TELECOMMUNICATION SERVICES - 2.8%
Alltel Corporation ...................                 488         22,614
AT&T Corporation .....................               1,118         24,093
BellSouth Corporation ................               2,728         64,599
CenturyTel, Inc. .....................                 496         16,809
Citizens Communications Company* .....                 337          3,778
Qwest Communications
   International, Inc.* ..............               2,370          8,058
SBC Communications, Inc. .............               4,940        109,915
Sprint Corporation (FON Group) .......               1,286         19,419
Verizon Communications, Inc. .........               4,091        132,712
                                                               ----------
                                                                  401,997
INTERNET RETAIL - 0.4%
Ebay, Inc.* ..........................               1,096         58,417

INTERNET SOFTWARE & SERVICES - 0.2%
Yahoo!, Inc.* ........................                 898         31,771

INVESTMENT BANKING & BROKERAGE - 2.0%
Bear Stearns Companies, Inc. .........                 282         21,094
Charles Schwab Corporation ...........                1965         23,403
Goldman Sachs Group, Inc. ............                 812         68,127
Lehman Brothers Holdings, Inc. .......                 505         34,885
Merrill Lynch & Company, Inc. ........                1573         84,203
Morgan Stanley .......................                1178         59,442
                                                               ----------
                                                                  291,154
IT CONSULTING & OTHER SERVICES - 0.1%
Unisys Corporation* ..................                 492          6,657

LEISURE PRODUCTS - 0.1%
Brunswick Corporation ................                 122          3,133
Hasbro, Inc. .........................                  68          1,270
Mattel, Inc. .........................                 142          2,692
                                                               ----------
                                                                    7,095
LIFE & HEALTH INSURANCE - 1.0%
Aflac, Inc. ..........................                 794         25,646
Jefferson-Pilot Corporation ..........                 225          9,986
John Hancock Financial
   Services, Inc. ....................                 414         13,993
Lincoln National Corporation .........                 250          8,845
MetLife, Inc. ........................               1,561         43,786
Prudential Financial, Inc. ...........                 828         30,934
Torchmark Corporation ................                 190          7,722
UNUMProvident Corporation ............                 125          1,846
                                                               ----------
                                                                  142,758

--------------------------------------------------------------------------------
                           12 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
MANAGED HEALTH CARE - 0.9%
Aetna, Inc. ..........................                 237       $ 14,464
Anthem, Inc.* ........................                 206         14,694
Humana, Inc.* ........................                 774         13,971
UnitedHealth Group, Inc.                             1,078         54,245
WellPoint Health Networks,
   Inc.* .............................                 338         26,053
                                                               ----------
                                                                  123,427
METAL & GLASS CONTAINERS - 0.2%
Ball Corporation .....................                 289         15,606
Pactiv Corporation* ..................                 741         15,027
                                                               ----------
                                                                   30,633
MOTORCYCLE MANUFACTURERS - 0.2%
Harley-Davidson, Inc. ................                 459         22,124

MOVIES & ENTERTAINMENT - 1.9%
AOL Time Warner, Inc.* ...............               7,259        109,683
Viacom, Inc. (Cl. B) .................               2,623        100,461
Walt Disney Company ..................               3,032         61,155
                                                               ----------
                                                                  271,299
MULTI-LINE INSURANCE - 1.7%
American International Group, Inc. ...               3,890        224,453
Hartford Financial Group, Inc. .......                  71          3,737
Loews Corporation ....................                 287         11,586
                                                               ----------
                                                                  239,776
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
AES Corporation* .....................                 735          5,454
Calpine Corporation* .................                 452          2,210
Constellation Energy Group,
   Inc. ..............................                 496         17,747
Duke Energy Corporation ..............               1,345         23,954
Dynegy, Inc.* ........................                 443          1,595
Williams Companies, Inc. .............                 614          5,784
                                                               ----------
                                                                   56,744
OFFICE ELECTRONICS - 0.1%
Xerox Corporation ....................               1,146         11,758

OFFICE SERVICES & SUPPLIES - 0.1%
Avery Dennison Corporation ...........                  52          2,627
Pitney Bowes, Inc. ...................                 381         14,600
                                                               ----------
                                                                   17,227
OIL & GAS DRILLING - 0.2%
Nabors Industries, Inc.* .............                 241          8,980
Noble Corporation* ...................                 229          7,784
Rowan Companies, Inc.* ...............                 172          4,228
Transocean, Inc. .....................                 441          8,820
                                                               ----------
                                                                   29,812

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc. ...................                 536       $ 15,860
BJ Services Company* .................                 264          9,021
Halliburton Company ..................                 174          4,220
Schlumberger, Ltd. ...................                 853         41,285
                                                               ----------
                                                                   70,386
OIL & GAS EXPLORATION & PRODUCTION - 0.8%
Anadarko Petroleum Corporation .......                 398         16,620
Apache Corporation ...................                 258         17,890
Burlington Resources, Inc. ...........                 318         15,328
Devon Energy Corporation .............                 365         17,589
EOG Resources, Inc. ..................                 409         17,072
Kerr-McGee Group .....................                 335         14,954
Unocal Corporation ...................                 356         11,221
                                                               ----------
                                                                  110,674
OIL & GAS REFINING,MARKETING & TRANSPORTATION - 0.0%
Ashland, Inc. ........................                  45          1,478
Sunoco, Inc. .........................                  45          1,810
                                                               ----------
                                                                    3,288
OTHER DIVERSIFIED FINANCIAL SERVICES - 2.6%
Citigroup, Inc. ......................               7,714        351,064
Principal Financial Group, Inc. ......                 486         15,061
                                                               ----------
                                                                  366,125
PACKAGED FOODS & MEATS - 1.0%
Campbell Soup Company ................                 588         15,582
ConAgra Foods, Inc. ..................                 780         16,567
General Mills, Inc. ..................                 564         26,547
H.J. Heinz Company ...................                 510         17,483
Hershey Foods Corporation ............                  48          3,489
Kellogg Company ......................                 594         19,810
McCormick & Company, Inc. ............                 199          5,457
Sara Lee Corporation .................               1,178         21,628
Wm. Wrigley Jr. Company ..............                 341         18,857
                                                               ----------
                                                                  145,420
PAPER PACKAGING - 0.1%
Sealed Air Corporation* ..............                 149          7,037
Temple-Inland, Inc. ..................                  68          3,301
                                                               ----------
                                                                   10,338
PAPER PRODUCTS - 0.3%
Boise Cascade Corporation ............                  69          1,904
Georgia-Pacific Corporation ..........                 341          8,266
International Paper Company ..........                 715         27,899
                                                               ----------
                                                                   38,069
PERSONAL PRODUCTS - 0.5%
Alberto-Culver Company (Cl. B) .......                  97          5,706
Avon Products, Inc. ..................                 360         23,242
Gillette Company .....................               1,518         48,546
                                                               ----------
                                                                   77,494

--------------------------------------------------------------------------------
                           13 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 8.3%
Abbott Laboratories ..................               2,324       $ 98,886
Allergan, Inc. .......................                 200         15,746
Bristol-Myers Squibb Company .........               2,889         74,132
Eli Lilly & Company ..................               1,685        100,089
Forest Laboratories, Inc.* ...........                 548         28,195
Johnson & Johnson ....................               4,116        203,824
King Pharmaceuticals, Inc.* ..........                 339          5,136
Merck & Company, Inc. ................               3,363        170,235
Pfizer, Inc. .........................              11,847        359,912
Schering-Plough Corporation ..........               1,089         16,596
Watson Pharmaceuticals, Inc.* ........                 166          6,921
Wyeth ................................               2,187        100,821
                                                               ----------
                                                                1,180,493
PHOTOGRAPHIC PRODUCTS - 0.1%
Eastman Kodak Company ................                 756         15,831

PROPERTY & CASUALTY INSURANCE - 1.4%
Ace, Ltd. ............................                 397         13,133
Allstate Corporation .................               1,074         39,233
Ambac Financial Group, Inc. ..........                 171         10,944
Chubb Corporation ....................                 393         25,498
Cincinnati Financial Corporation .....                 256         10,230
MBIA, Inc. ...........................                 225         12,368
Progressive Corporation ..............                 334         23,083
Safeco Corporation ...................                 220          7,757
St. Paul Companies, Inc. .............                 322         11,924
Travelers Property Casualty
   Corporation (Cl. B) ...............               1,504         23,884
XL Capital, Ltd. .....................                 202         15,643
                                                               ----------
                                                                  193,697
PUBLISHING & PRINTING - 0.6%
Dow Jones & Company, Inc. ............                 126          5,966
Gannett Company, Inc. ................                 406         31,489
Knight-Ridder, Inc. ..................                 126          8,404
McGraw-Hill Companies, Inc. ..........                 279         17,334
Meredith Corporation .................                  67          3,093
Tribune Company ......................                 461         21,160
                                                               ----------
                                                                   87,446
RAILROADS - 0.5%
Burlington Northern Santa Fe Corporation               604         17,437
CSX Corporation ......................                 358         10,472
Norfolk Southern Corporation .........                 645         11,933
Union Pacific Corporation ............                 544         31,644
                                                               ----------
                                                                   71,486

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Apartment Investment & Management
   Company ...........................                 117        $ 4,605
Equity Office Properties Trust .......                 635         17,482
Equity Residential ...................                 427         12,503
Plum Creek Timber Company, Inc. ......                 251          6,385
Prologis .............................                 267          8,077
Simon Property Group, Inc. ...........                 292         12,725
                                                               ----------
                                                                   61,777
REGIONAL BANKS - 1.7%
Amsouth Bancorporation ...............                 562         11,926
BB&T Corporation .....................                 832         29,877
Charter One Financial, Inc. ..........                 600         18,360
Fifth Third Bancorp ..................                 569         31,449
First Tennessee National
   Corporation .......................                 201          8,534
Huntington Bancshares, Inc. ..........                 366          7,243
Keycorp ..............................                 654         16,723
Marshall & Ilsley Corporation ........                 319         10,055
National City Corporation ............                 930         27,398
PNC Financial Services ...............                 412         19,603
Regions Financial Corporation ........                 348         11,919
Southtrust Corporation ...............                 529         15,547
Suntrust Banks, Inc. .................                 142          8,573
Synovus Financial Corporation ........                 434         10,846
Union Planters Corporation ...........                 312          9,872
Zions Bancorporation .................                 124          6,925
                                                               ----------
                                                                  244,850
RESTAURANTS - 0.4%
Darden Restaurants, Inc. .............                 226          4,294
McDonald's Corporation ...............               1,147         27,000
Starbucks Corporation* ...............                 595         17,136
Wendy's International, Inc. ..........                  43          1,389
Yum! Brands, Inc.* ...................                 430         12,737
                                                               ----------
                                                                   62,556
SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.* .............               2,461         44,643
KLA-Tencor Corporation* ..............                 291         14,957
Novellus Systems, Inc.* ..............                 217          7,324
Teradyne, Inc.* ......................                 273          5,078
                                                               ----------
                                                                   72,002

--------------------------------------------------------------------------------
                           14  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.3%
Advanced Micro Devices, Inc.* ........                 475     $    5,277
Altera Corporation* ..................                 559         10,565
Analog Devices, Inc.* ................                 540         20,531
Applied Micro Circuits Corporation* ..                 400          1,948
Broadcom Corporation* ................                 756         20,125
Intel Corporation ....................               9,793        269,405
LSI Logic Corporation* ...............               1,322         11,885
Linear Technology Corporation ........                 461         16,508
Maxim Integrated Products, Inc. ......                 479         18,921
Micron Technology, Inc.* .............               1,536         20,613
National Semiconductor Corporation* ..                 259          8,363
Nvidia Corporation* ..................                 224          3,564
PMC-Sierra, Inc.* ....................                 227          2,994
Texas Instruments, Inc. ..............               1,860         42,408
Xilinx, Inc.* ........................                 504         14,369
                                                               ----------
                                                                  467,476
SOFT DRINKS - 2.0%
Coca-Cola Company ....................               3,305        141,983
Coca-Cola Enterprises, Inc. ..........                 707         13,475
Pepsi Bottling Group, Inc. ...........                 435          8,952
PepsiCo, Inc. ........................               2,581        118,287
                                                               ----------
                                                                  282,697
SPECIALIZED FINANCE - 0.1%
Moody's Corporation ..................                 388         21,328

SPECIALTY CHEMICALS - 0.2%
Ecolab, Inc. .........................                 409         10,327
International Flavors &
   Fragrances, Inc. ..................                  45          1,489
Rohm & Haas Company ..................                 348         11,641
Sigma-Aldrich Corporation ............                 115          5,973
                                                               ----------
                                                                   29,430
SPECIALTY STORES - 0.7%
AutoNation, Inc.* ....................                 880         15,435
AutoZone, Inc.* ......................                 138         12,355
Bed Bath & Beyond, Inc.* .............                 449         17,143
Office Depot, Inc.* ..................                 949         13,333
Staples, Inc.* .......................               1,101         26,149
Tiffany & Company ....................                 446         16,649
Toys 'R' Us, Inc.* ...................                 316          3,801
                                                               ----------
                                                                  104,865
STEEL - 0.0%
Allegheny Technologies, Inc. .........                  97            635
Worthington Industries, Inc. .........                 162          2,035
                                                               ----------
                                                                    2,670
SYSTEMS SOFTWARE - 4.4%
Adobe Systems, Inc. ..................                 355         13,937
BMC Software, Inc.* ..................                 365          5,084
Computer Associates
   International, Inc. ...............                 855         22,324

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
SYSTEMS SOFTWARE (CONTINUED)
Microsoft Corporation ................              16,066     $  446,474
Novell, Inc.* ........................                 470          2,505
Oracle Corporation* ..................               7,874         88,346
Symantec Corporation* ................                 385         24,263
Veritas Software Corporation* ........                 888         27,883
                                                               ----------
                                                                  630,816
THIRFTS & MORTGAGE FINANCE - 1.7%
Countrywide Financial Corporation ....                 201         15,734
Freddie Mac ..........................               1,022         53,502
Fannie Mae ...........................               1,463        102,703
Golden West Financial Corporation ....                 234         20,945
Washington Mutual, Inc. ..............               1,411         55,551
                                                               ----------
                                                                  248,435
TIRES & RUBBER - 0.0%
Cooper Tire & Rubber Company .........                  93          1,476
Goodyear Tire & Rubber Company .......                 221          1,452
                                                               ----------
                                                                    2,928
TOBACCO - 1.1%
Alteria Group, Inc. ..................                3251        142,394
UST, Inc. ............................                 530         18,645
                                                               ----------
                                                                  161,039
TRADING COMPANIES & DISTRIBUTORS - 0.1%
W.W. Grainger, Inc. ..................                 142          6,752

UNIT INVESTMENT TRUST - 1.0%
S&P Depositary Receipts ..............                1460        145,883

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
AT&T Wireless Services* ..............               3,920         32,066
Nextel Communications, Inc.* .........               1,591         31,327
Sprint Corporation (PCS Group)* ......               1,344          7,701
                                                               ----------
                                                                   71,094
                                                              -----------
   Total common stocks - 97.1% ...........................     13,885,329

U.S. GOVERNMENT SECURITIES - 0.4%
---------------------------------
U.S. Treasury Bill, 1.175%, 10-16-03(1)            $50,000         49,984

REPURCHASE AGREEMENT - 3.6%
---------------------------
United Missouri Bank, 0.65%,
   10-01-03 (Collateralized by FNMA,
   10-01-03 with a value
   of $529,000 and a repurchase
   amount of $518,010) ...............            $518,000        518,000
                                                               ----------
   Total investments - 101.1% ............................     14,453,313
   Liabilities, less cash & other assets - (1.1%) ........       (155,934)
                                                              -----------
   Total net assets - 100.0% .............................    $14,297,379
                                                              ===========

For federal income tax purposes, the identified cost of investments owned at
   September 30, 2003 was $15,511,420.

*Non-income producing security

(1) Security is segregated as collateral for futures, options or forward exchange contracts.

--------------------------------------------------------------------------------
                           15  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - EQUITY SERIES

NOVEMBER 15, 2003
Terry Milberger Senior Portfolio Manager	Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

Following the most severe bear market since the early 1970s, equity investors were finally rewarded with positive returns for the one-year period ended
September 30, 2003. Security Equity Fund returned a positive 17.49% for the period, lagging the benchmark S&P 500 index's return of 24.40% and the Fund's peer group median return of 20.72% for the period.1

Our strategy for Equity Fund continues to be one of owning a mixture of growth and value stocks, skewing the mix based upon the relative value of growth and value categories. When this fiscal year began, the Fund emphasized consistent growth names with visibility given our view that the economy would be slow to recover. With the majority of the market falling into this line of thinking, the valuation gap between quality names with consistent growth prospects and cyclical names with earnings leverage became stretched to extremes, especially around the start of the Iraqi war. While in hindsight this created an opportunity to skew the portfolio to more cyclical and value names, we kept the
Fund focused on growth given our views that the economic recovery would be muted. This is the main reason the Fund underperformed versus its benchmark during the period.

INDUSTRIALS AND ENERGY STOCKS BOOST PERFORMANCE
Despite a slightly underweighted position to its benchmark, the industrials sector returned 23% for the Fund compared to a 21% return for the benchmark.
United Technologies, a diversified industrial company that makes Otis elevators, helicopters and aircraft engines among other products, benefited from the economic recovery. The stock returned 38% for the period. General Electric, another good performer, gained 24%.

Stock selection in energy helped the Fund return 20% compared to a 16% return for the benchmark. Apache, an exploration and production company, returned 23%.
Halliburton, an energy equipment and service firm, advanced 57%.

HEALTH CARE AND TECHNOLOGY DAMPEN TOTAL RETURN
An overweighted position in health care hurt the Fund's performance with the exception of a strong performance by Amgen, a leading biotech company with important new drugs to treat rheumatoid arthritis and cancer. The stock gained
54% for the period. Expectations were that health care stocks would grow earnings between 10% and 15% during 2003. However, with a muted economic recovery and political uncertainty surrounding the health care industry, the health care sector did not look as interesting to investors.

An underweight position in the information technology sector relative to the index also dampened overall performance. The technology sector returned 59% for the benchmark compared to 48% for the Fund. Technology stocks are typically cyclical by nature and tend to outperform as investors perceive the economy is recovering. In reality, the economic recovery has been moderate due to a lack of corporate spending.

GREAT COMPANIES MAKE GREAT STOCKS OVER TIME
Looking forward, we expect cyclical stocks to cool down and the economic recovery to moderate. Driven primarily by the mortgage refinancing boom and federal tax cuts, we anticipate that for a strong economic recovery to continue, it will require corporate capital spending to drive job growth and manufacturing orders.

With this outlook and the performance of cyclicals during the last six months, we are holding our course by continuing our ownership of consistent growth names. While this approach underperformed over the last six months, we believe it will offer outperformance in the future.

As always, we remain convinced that long-term investing in equities is the best way for investors to meet their financial goals. We believe that patience will be rewarded.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

--------------------------------------------------------------------------------
                                       16

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - EQUITY SERIES

NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on
September 30, 1993, and reflects deduction of the 5.75% sales load. On September
30, 2003, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $19,035. By comparison, the same
$10,000 investment would have grown to $26,072 based on the S&P 500 Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                          % OF
                                                       NET ASSETS
                                                       ----------
                   Microsoft Corporation                  4.5%
                   General Electric Company               4.2%
                   Pfizer, Inc.                           4.1%
                   S&P Depositary Receipts                3.9%
                   Citigroup, Inc.                        3.7%
                   *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                                            SINCE
                             1 YEAR  5 YEARS   10 YEARS   INCEPTION
                            ---------------------------------------
            A Shares         17.49%   (2.63%)     7.28%      N/A

            A Shares with
              sales charge   10.74%   (3.78%)     6.65%      N/A

            B Shares         16.59%   (3.57%)      N/A      6.34%
                                                          (10-19-93)

            B Shares
              with CDSC      11.59%   (3.96%)      N/A      6.34%
                                                          (10-19-93)

            C Shares         16.60%     N/A        N/A     (7.89%)
                                                           (1-29-99)

            C Shares
             with CDSC       15.60%     N/A        N/A     (7.89%)
                                                           (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       17

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
EQUITY SERIES
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
ADVERTISING - 1.1%
Omnicom Group, Inc. ..................              80,000    $ 5,748,000

AEROSPACE & DEFENSE - 2.3%
General Dynamics Corporation .........              60,000      4,683,600
United Technologies Corporation ......              90,400      6,986,112
                                                              -----------
                                                               11,669,712
ALUMINUM - 0.8%
Alcoa, Inc. ..........................             145,000      3,793,200
APPLICATIONS SOFTWARE - 1.4%
Intuit, Inc.* ........................             140,000      6,753,600

ASSET MANAGEMENT & CUSTODY BANKS - 0.9%
Bank of New York Company, Inc. .......             150,000      4,366,500

BIOTECHNOLOGY - 1.3%
Amgen, Inc.* .........................             100,000      6,457,000

BREWERS - 1.2%
Anheuser-Busch Companies, Inc. .......             120,000      5,920,800

BROADCASTING & CABLE TV - 2.2%
Comcast Corporation* .................             350,000     10,808,000

COMMUNICATIONS EQUIPMENT - 2.7%
Cisco Systems, Inc.* .................             500,000      9,770,000
Nokia OYJ ADR ........................             225,000      3,510,000
                                                              -----------
                                                               13,280,000
COMPUTER HARDWARE - 3.5%
Dell, Inc.* ..........................             200,900      6,708,051
International Business Machines
   Corporation .......................             120,000     10,599,600
                                                              -----------
                                                               17,307,651
CONSUMER FINANCE - 0.8%
MBNA Corporation .....................             180,900      4,124,520

DATA PROCESSING & OUTSOURCED SERVICE - 1.3%
First Data Corporation                             165,000      6,593,400

DIVERSIFIED BANKS - 2.7%
Bank of America Corporation ..........              70,000      5,462,800
Wells Fargo & Company ................             160,000      8,240,000
                                                              -----------
                                                               13,702,800
DRUG RETAIL - 0.4%
Walgreen Company .....................              65,000      1,991,600

ELECTRONIC MANUFACTURING SERVICES - 0.6%
Molex, Inc. ..........................             100,000      2,859,000

GENERAL MERCHANDISE STORES - 1.1%
Target Corporation ...................             150,000      5,644,500

HEALTH CARE DISTRIBUTORS - 1.9%
Cardinal Health, Inc. ................             160,000      9,342,400

HEALTH CARE EQUIPMENT - 1.7%
Medtronic, Inc. ......................             175,800      8,248,536

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL - 2.1%
Home Depot, Inc. .....................             240,000    $ 7,644,000
Lowe's Companies, Inc. ...............              50,000      2,595,000
                                                              -----------
                                                               10,239,000
HOTELS, RESORTS & CRUISE LINES - 0.8%
Carnival Corporation .................             120,000      3,946,800

HOUSEHOLD PRODUCTS - 3.2%
Colgate-Palmolive Company ............             100,000      5,589,000
Procter & Gamble Company .............             110,000     10,210,200
                                                              -----------
                                                               15,799,200
HYPERMARKETS & SUPERCENTERS - 2.5%
Wal-Mart Store, Inc. .................             220,000     12,287,000
INDUSTRIAL CONGLOMERATES - 5.6%
3M Company ...........................             100,000      6,907,000
General Electric Company .............             700,000     20,867,000
                                                              -----------
                                                               27,774,000
INDUSTRIAL GASES - 1.0%
Praxair, Inc. ........................              80,000      4,956,000

INSURANCE BROKERS - 0.7%
Marsh & McLennan Companies,
   Inc. ..............................              70,000      3,332,700

INTEGRATED OIL & GAS - 3.6%
ChevronTexaco Corporation ............              70,000      5,001,500
Exxon Mobil Corporation ..............             350,000     12,810,000
                                                              -----------
                                                               17,811,500
INTEGRATED TELECOMMUNICATIONS SERVICES - 1.5%
SBC Communications, Inc. .............             200,000      4,450,000
Verizon Communications, Inc. .........             100,000      3,244,000
                                                              -----------
                                                                7,694,000
INVESTMENT BANKING & BROKERAGE - 2.7%
Goldman Sachs Group, Inc. ............              50,000      4,195,000
Merrill Lynch & Company, Inc. ........              90,500      4,844,465
Morgan Stanley .......................              90,000      4,541,400
                                                              -----------
                                                               13,580,865
LEISURE PRODUCTS - 0.8%
Mattel, Inc. .........................             200,000      3,792,000

LIFE & HEALTH INSURANCE - 1.9%
Aflac, Inc. ..........................             160,000      5,168,000
MetLife, Inc. ........................             160,000      4,488,000
                                                              -----------
                                                                9,656,000
MANAGED HEALTH CARE - 0.7%
UnitedHealth Group, Inc. .............              70,000      3,522,400

MOTORCYCLE MANUFACTURERS - 1.9%
Harley-Davidson, Inc. ................             198,000      9,543,600

--------------------------------------------------------------------------------
                           18  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
EQUITY SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT - 2.9%
Time Warner, Inc* ....................             440,000     $6,648,400
Viacom, Inc. (Cl. B) .................             200,000      7,660,000
                                                              -----------
                                                               14,308,400
MULTI-LINE INSURANCE - 2.5%
American International
   Group, Inc. .......................             220,000     12,694,000

OIL & GAS EQUIPMENT & SERVICES - 1.3%
BJ Services Company* .................              50,000      1,708,500
Halliburton Company ..................             200,000      4,850,000
                                                              -----------
                                                                6,558,500
OIL & GAS EXPLORATION & PRODUCTION - 1.8%
Apache Corporation ...................              70,000      4,853,800
Devon Energy Corporation .............              90,000      4,337,100
                                                              -----------
                                                                9,190,900
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.7%
Citigroup, Inc. ......................             401,766     18,284,371

PHARMACEUTICALS - 10.4%
Abbott Laboratories ..................             140,000      5,957,000
Eli Lilly & Company ..................              50,000      2,970,000
Johnson & Johnson ....................             240,000     11,884,800
Merck & Company, Inc. ................             120,000      6,074,400
Pfizer, Inc. .........................             668,840     20,319,359
Wyeth ................................             100,000      4,610,000
                                                              -----------
                                                               51,815,559
PROPERTY & CASUALTY INSURANCE - 1.0%
Chubb Corporation ....................              80,000      5,190,400

PUBLISHING - 1.1%
Belo Corporation .....................             110,000      2,667,500
Gannett Company, Inc .................              40,000      3,102,400
                                                              -----------
                                                                5,769,900
SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* .............             181,000      3,283,340

SEMICONDUCTORS - 2.4%
Analog Devices, Inc.* ................              65,000      2,471,300
Intel Corporation ....................             350,000      9,628,500
                                                              -----------
                                                               12,099,800
SOFT DRINKS - 2.7%
Coca-Cola Company ....................             100,000      4,296,000
PepsiCo, Inc. ........................             200,000      9,166,000
                                                              -----------
                                                               13,462,000
SYSTEMS SOFTWARE - 4.5%
Microsoft Corporation ................             810,000     22,509,900

THRIFTS & MORTGAGE FINANCE - 1.6%
Fannie Mae ...........................             115,000      8,073,000

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
UNIT INVESTMENT TRUST - 3.9%
S&P Depositary Receipts Trust ........             194,200   $ 19,404,464
                                                             ------------
   Total common stocks - 97.3% .......                        485,190,818

U. S. GOVERNMENT & AGENCIES
-------------------------------
Federal Home Loan Bank:
   1.0%, 10-17-03 ....................          $1,100,000      1,099,511
Federal Home Loan Mortgage Corporation:
   1.03%, 10-28-03 ...................          $3,600,000      3,597,219
Federal National Mortgage Association:
   1.01%, 10-03-03 ...................          $2,300,000      2,299,871
   1.03%, 10-06-03 ...................          $1,700,000      1,699,761
   1.02%, 10-09-03 ...................          $1,400,000      1,399,683
   1.03%, 10-22-03 ...................          $1,700,000      1,698,979
                                                             ------------
                                                                7,098,294
                                                             ------------
   Total U. S. government & agencies - 2.4% ..............     11,795,024
                                                             ------------
   Total investments - 99.7% .............................    496,985,842
   Cash & other assets, less liabilities - 0.3% ..........      1,559,108
                                                             ------------
   Total net assets - 100.0% .............................   $498,544,950
                                                             ============

The identified cost of investments owned at September 30, 2003 was the same for federal income tax and financial statement purposes.

*Non-income producing security

ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           19  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - GLOBAL SERIES

NOVEMBER 15, 2003
William L. Wilby Portfolio Manager	Subadvisor OppenheimerFunds, Inc.

TO OUR SHAREHOLDERS:

Over the last 12 months, the Security Global Fund continued to seek to capitalize on global growth trends of mass affluence, new technologies, corporate restructuring and aging populations. Within each trend, we looked for reasonably priced companies with strong growth prospects. Our contrarian stock selection process often led us to out of favor, but well-managed companies whose stock price had declined in the marketplace. The Fund returned 23.08% for the
12-month period ended September 30, 2003, versus 26.07% for the Fund's benchmark, the MSCI World Index1.

During the period, the Fund benefited from its selective investments in the technology and consumer staples sectors. KDDI Corp., the number two wireless carrier in Japan, was the Fund's best performing stock during the period on strong demand for wireless products. National Semiconductor Corp. also performed very well after completing a long restructuring, as the company was able to focus on higher-margin segments of its product line. In addition, the Fund received favorable performance from its holdings in Qualcomm, Inc., Vodafone
Group plc and Yahoo Japan Corp. During the latter half of the period, we sold portions of the Fund's holdings in Ericsson and National Semiconductor, replacing them with more stable growth companies.

In consumer staples, Reckitt Benckiser plc and Wella AG performed very well as consumer spending continued to be strong. However, we did trim these holdings as the markets declined in the first quarter of 2003.

Two companies in particular detracted from the Fund's overall return. Although we had sold most of our position, Sony Corp. detracted from performance due to management's inability to turn around a slide in the brand quality and reputation. Tandberg ASA, a carrier in video conferencing, had disappointing earnings during the year and was punished in the marketplace.

The financial services sector as a whole was a slight drag on the Fund's relative performance. Financial stocks were hit very hard during the bear market, particularly in Europe, where many of the insurance companies held large equity portfolios that declined in the first half of the period.

One area in which we drastically reduced the Fund's investment over the last
12-months was video games. As the product cycle for video game software ended, we believed it was a good idea to decrease weightings in this sector. Throughout
2002 and into early 2003, Electronic Arts, Inc. was our largest holding in video game software, but that position was trimmed back during the period.

From a country perspective, the United States was the biggest contributor to performance as most of the Fund's technology holdings were based there. The Fund also did well in Japan, where we generally kept a market weight throughout the period, but solid stock selection led to good performance in the country versus the benchmark. Finally, the Fund received positive returns from Brazil, which is not part of the MSCI World Index, where we have a holding in Empresa Brasileira de Aeronautica SA (Embraer), the regional jet manufacturer.

Please remember, country, sector and market capitalization weightings were the result of individual stock selection and do not reflect predetermined target allocations. The Fund's holdings, allocations, management and strategies are subject to change. Investing in foreign securities poses additional risks, such as currency fluctuations and higher expenses.

Sincerely,

William L. Wilby
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
                                       20

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - GLOBAL SERIES

NOVEMBER 15, 2003

--------------------------------- PERFORMANCE ----------------------------------

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Global Series on
October 31, 1993, and reflects deduction of the 5.75% sales load. On September
30, 2003, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $20,596. By comparison, the same
$10,000 investment would have grown to $18,462 based on the MSCI World Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                                     TOP 5
                                EQUITY HOLDINGS*

                                                        % OF
                                                     NET ASSETS
                                                     ----------
                 Sirius Satellite Radio, Inc.           3.4%
                 KDDICorporation                        2.8%
                 Cadence Design Systems, Inc.           2.8%
                 Qualcomm, Inc.                         2.2%
                 Reckitt Benckiser plc                  2.1%
                 *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                                            SINCE
                           1 YEAR  5 YEARS   10 YEARS     INCEPTION
                           ----------------------------------------
           A Shares         23.08%    8.64%      8.13%       N/A

           A Shares with
             sales charge   15.99%    7.35%      7.49%       N/A

           B Shares         22.95%    8.17%       N/A       7.48%
                                                         (10-19-93)
           B Shares with
             CDSC           17.95%    7.87%       N/A       7.48%
                                                         (10-19-93)

           C Shares         22.21%     N/A        N/A       3.88%
                                                          (1-29-99)
           C Shares with
             CDSC           21.21%     N/A        N/A       3.88%
                                                          (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       21

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
GLOBAL SERIES
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER          MARKET
CONVERTIBLE BOND                                 OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Nektar Therapeutics, 3.00% - 2010 ....           $ 117,000     $  149,029

FOREIGN BOND
------------
INDIA - 0.0%
Hindustan Lever, Ltd., 9.00% - 2005(1)           1,036,800          1,448

COMMON STOCKS
-------------
AUSTRALIA - 0.5%
Australia & New Zealand
   Banking Group, Ltd. ...............              25,920        314,914

BERMUDA - 0.8%
Ace, Ltd. ............................              15,990        528,949

BRAZIL - 1.6%
Companhia de Bebidas
   das Americas ADR ..................              17,857        386,604
Empresa Brasileira de
   Aeronautica S.A. ADR ..............              29,468        621,775
                                                               ----------
                                                                1,008,379
CANADA - 2.5%
Bombardier, Inc. (Cl. B) .............              48,300        202,943
EnCana Corporation ...................              11,208        406,144
Husky Energy, Inc. ...................              43,390        659,154
Manulife Financial Corporation .......              11,773        340,509
                                                               ----------
                                                                1,608,750
FRANCE - 8.0%
Alcatel S.A.* ........................              33,770        399,954
Aventis S.A. .........................               8,850        459,144
Carrefour S.A. .......................               5,890        296,317
Essilor International S.A. ...........               5,620        243,073
France Telecom S.A.* .................              23,650        543,947
JC Decaux S.A.* ......................              15,530        218,291
Orange S.A.* .........................              33,380        340,136
Sanofi-Synthelabo S.A. ...............              19,564      1,189,286
Societe BIC S.A. .....................               7,420        316,259
Societe Generale .....................              13,040        868,624
Total S.A. ...........................               1,880        283,740
                                                               ----------
                                                                5,158,771
GERMANY - 1.3%
Allianz AG ...........................               7,191        634,770
MLP AG*,** ...........................              12,703        193,792
                                                               ----------
                                                                  828,562
HONG KONG - 2.4%
Hong Kong & China Gas
   Company, Ltd. .....................             293,400        394,039
Hutchison Whampoa, Ltd. ..............              52,000        379,400
Television Broadcasts, Ltd. ..........             169,991        763,926
                                                               ----------
                                                                1,537,365

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
INDIA - 3.5%
Hindustan Lever, Ltd. ................             143,300     $  574,014
Icici Bank, Ltd. ADR .................              55,050        581,328
Infosys Technologies, Ltd. ...........               6,508        643,433
Zee Telefilms, Ltd. ..................             161,300        434,974
                                                               ----------
                                                                2,233,749
ISRAEL - 0.5%

TEVA PHARMACEUTICAL
   Industries, Ltd. ADR ..............               5,700        325,755

ITALY - 0.4%
Eni SpA ..............................              17,400        265,853

JAPAN - 11.1%
Canon, Inc. ..........................               8,000        390,995
Chugai Pharmaceutical
   Company, Ltd. .....................               8,500        105,988
Credit Saison Company, Ltd.** ........              17,600        367,077
KDDI Corporation .....................                 355      1,798,595
Keyence Corporation ..................               1,100        233,559
Murata Manufacturing
   Company, Ltd. .....................               7,800        402,166
Resona Holdings, Inc.* ...............             402,000        564,955
Seven-Eleven Japan
   Company, Ltd. .....................              12,000        383,476
Sharp Corporation ....................              45,000        658,596
Shionogi & Company, Ltd. .............              46,000        798,818
Shiseido Company, Ltd. ...............              26,000        296,504
Trend Micro, Inc.* ...................              19,000        387,772
Yahoo Japan Corporation* .............                  56        792,015
                                                               ----------
                                                                7,180,516
KOREA - 1.9%
SK Telecom Company, Ltd. .............               1,590        254,367
SK Telecom Company, Ltd. ADR .........              12,400        221,216
Samsung Electronics
   Company, Ltd. .....................               2,300        783,898
                                                               ----------
                                                                1,259,481
MEXICO - 1.8%
Fomento Economico Mexicano
   S.A. de C.V. ......................              90,100        342,865
Grupo Modelo, S.A.
   de C.V. (Cl. C) ...................             121,400        299,733
Grupo Televisa S.A. ADR ..............              13,464        492,648
                                                               ----------
                                                                1,135,246
NETHERLANDS - 3.3%
ABN Amro Holding N.V. ................              47,700        880,452
Aegon N.V. ...........................              53,402        621,271
Qiagen N.V.* .........................              26,761        291,077
Wolters Kluwer N.V. ..................              23,788        341,293
                                                               ----------
                                                                2,134,093

--------------------------------------------------------------------------------
                           22  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
NORWAY - 0.8%
Tandberg ASA* ........................              85,200     $  505,943

SINGAPORE - 0.8%
Singapore Press Holdings, Ltd. .......              49,729        526,476

SPAIN - 0.4%
Amadeus Global Travel
   Distribution S.A. .................              46,572        292,871

SWEDEN - 0.9%
Hennes & Mauritz AB (Cl. B) ..........              13,100        297,211
Telefonaktiebolaget LM
   Ericsson (Cl. B)* .................             209,100        305,457
                                                               ----------
                                                                  602,668
SWITZERLAND - 2.1%
Novartis AG ..........................              12,991        502,681
Roche Holding AG .....................              10,198        845,586
                                                               ----------
                                                                1,348,267
UNITED KINGDOM - 11.4%
3i Group plc** .......................              29,420        291,437
Amersham plc .........................              28,880        248,783
Boots Group plc ......................              31,572        339,376
BP plc ADR ...........................              13,167        554,331
Cadbury Schweppes plc ................              46,937        288,725
Diageo plc ...........................              13,030        140,604
Dixons Group plc .....................             287,970        643,493
Pearson plc ..........................              63,430        603,052
Reckitt Benckiser plc ................              65,820      1,326,456
Reed Elsevier plc ....................              65,305        510,482
Rentokil Initial plc .................              94,947        336,785
Royal Bank of Scotland
   Group plc .........................              29,809        758,718
Smith & Nephew plc ...................              42,970        282,706
Vodafone Group plc ...................             353,720        706,674
WPP Group plc ........................              35,470        299,069
                                                               ----------
                                                                7,330,691
UNITED STATES - 42.5%
Advanced Micro Devices, Inc.* ........              62,200        691,042
Affymetrix, Inc.* ....................              13,500        283,365
Amdocs, Ltd.* ........................              13,300        250,040
American Express Company .............              13,600        612,816
Amgen, Inc.* .........................               8,800        568,216
Applera Corporation - Applied
   Biosystems Group ..................              15,700        350,267
Bank One Corporation .................              30,459      1,177,240
Berkshire Hathaway, Inc. (Cl. B)* ....                 230        574,080
Boeing Company .......................               9,100        312,403
Broadcom Corporation* ................              11,500        306,130
Burlington Resources, Inc. ...........               5,300        255,460
Cadence Design Systems, Inc.* ........             134,164      1,797,798
Charles Schwab Corporation ...........              28,900        344,199
ChevronTexaco Corporation ............               7,583        541,805

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Circuit City Stores, Inc. ............              41,271     $  393,313
Cisco Systems, Inc.* .................              17,500        341,950
Citigroup, Inc. ......................               6,466        294,268
Electronic Arts, Inc.* ...............               4,064        374,823
Everest Re Group, Ltd. ...............               4,100        308,156
Express Scripts, Inc.* ...............               5,300        324,095
Fannie Mae ...........................               3,800        266,760
Gap, Inc. ............................              17,100        292,752
Genentech, Inc.* .....................               2,100        168,294
Gilead Sciences, Inc.* ...............              11,400        637,602
Gillette Company .....................              16,800        537,264
Human Genome Sciences, Inc.* .........               9,900        135,234
IDEC Pharmaceuticals Corporation* ....               6,200        205,530
IMS Health, Inc. .....................              17,200        362,920
International Business Machines
   Corporation .......................               3,867        341,572
International Flavors &
   Fragrances, Inc. ..................              10,202        337,482
International Game Technology ........              20,000        563,000
JDS Uniphase Corporation* ............             147,100        529,560
Johnson & Johnson ....................              10,352        512,631
Juniper Networks, Inc.* ..............              10,300        153,676
Lockheed Martin Corporation ..........               7,700        355,355
MBNA Corporation .....................              13,800        314,640
Millennium Pharmaceuticals, Inc.* ....               9,500        146,205
Mylan Laboratories, Inc. .............               9,400        363,310
National Semiconductor
   Corporation* ......................              28,800        929,952
Northern Trust Corporation ...........               3,700        157,028
Northrop Grumman Corporation .........               4,100        353,502
Novellus Systems, Inc.* ..............               8,000        270,000
Nvidia Corporation* ..................               5,800         92,284
Oxford Health Plans, Inc.* ...........               7,000        289,170
Panera Bread Company* ................               4,100        167,936
Pfizer, Inc. .........................              16,938        514,576
Qualcomm, Inc. .......................              34,120      1,420,757
Quest Diagnostics, Inc.* .............               8,900        539,696
RadioShack Corporation ...............              10,100        286,941
Raytheon Company .....................              18,900        529,200
SanDisk Corporation* .................               4,100        261,334
Schering-Plough Corporation ..........              26,800        408,432
Scientific-Atlanta, Inc. .............              10,200        317,730
Sirius Satellite Radio, Inc. .........           1,186,296      2,170,922
Starbucks Corporation* ...............              10,900        313,920
Sybase, Inc.* ........................              18,562        315,740
Symantec Corporation* ................               2,200        138,644
Synopsys, Inc.* ......................              19,370        596,015
Veritas Software Corporation* ........               5,900        185,260
Wachovia Corporation .................              19,408        799,415
                                                              -----------
                                                               27,383,707
                                                              -----------
   Total common stocks - 98.5% ...........................     63,511,006

--------------------------------------------------------------------------------
                           23  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
PREFERRED STOCKS                                 OF SHARES          VALUE
--------------------------------------------------------------------------------
BRAZIL - 1.0%
Tele Norte Leste Participacoes S.A. ..          45,176,222     $  624,983

GERMANY - 1.6%
Fresenius AG .........................               6,022        383,957
Porsche AG ...........................               1,566        659,116
                                                              -----------
                                                                1,043,073
                                                              -----------
   Total preferred stocks - 2.6% .........................      1,668,056
                                                              -----------
   Total investments - 101.3% ............................     65,329,539
   Liabilities, less cash & other assets - (1.3%) ........       (832,136)
                                                              -----------
   Total net assets - 100.0% .............................    $64,497,403
                                                              ===========

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------

At September 30, 2003, Global Series' investment concentration by industry was as follows:

   Aerospace/Defense .....................................           0.3%
   Air Freight & Logistics ...............................           3.4%
   Automobiles ...........................................           1.0%
   Beverages .............................................           2.3%
   Biotechnology .........................................           3.8%
   Capital Markets .......................................           1.2%
   Chemicals .............................................           0.5%
   Commercial Banks ......................................           2.3%
   Commercial Services & Supplies ........................           1.4%
   Communications Equipment ..............................           6.2%
   Computers & Peripherals ...............................           0.9%
   Consumer Finance ......................................           2.0%
   Diversified Financial Services ........................           8.5%
   Diversified Telecommunications ........................           4.6%
   Electrical Equipment ..................................           0.2%
   Electronic Equipment & Instruments ....................           1.0%
   Food & Staples Retailing ..............................           1.6%
   Gas Utilities .........................................           0.6%
   Health Care Equipment & Services ......................           1.6%
   Health Care Providers & Services ......................           2.3%
   Hotels, Restaurants & Leisure Products ................           2.1%
   Household Durables ....................................           3.2%
   Household Products ....................................           2.1%
   IT Services ...........................................           1.0%
   Insurance .............................................           4.7%
   Internet Software & Services ..........................           1.8%
   Media .................................................          10.2%
   Oil & Gas .............................................           4.6%
   Personal Products .....................................           2.2%
   Pharmaceuticals .......................................           9.8%
   Semiconductors & Semiconductor Equipment ..............           3.5%
   Software ..............................................           5.7%
   Specialty Retail ......................................           1.0%
   Textiles, Apparel & Luxury Goods ......................           0.9%
   Thrifts & Mortgage Finance ............................           0.4%
   Wireless Telecommunications ...........................           2.4%
   Liabilities, less cash & other assets .................         (1.3%)
                                                                  -------
                                                                   100.0%
                                                                  =======

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $60,937,121.
*Non-income producing security
**Passive Foreign Investment Company
ADR (American Depositary Receipt)
plc (public limited company)
(1)Principal amount on foreign bond is reflected in local currency (e.g. Indian
   Rupee)while market value is reflected in U.S. dollars.

--------------------------------------------------------------------------------
                           24  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - INTERNATIONAL SERIES

NOVEMBER 15, 2003
Tony Docal Portfolio Manager

TO OUR SHAREHOLDERS:

In the belief that tomorrow should be better than yesterday, optimistic investors propelled global stock prices to a 16-month high by the end of
September. Most local stock market indices delivered double-digit gains since the rally in global equities began in March of this year. As of September 30,
2003, the one-year total return for the Security Equity Fund - International
Series was 17.54% versus the MSCI All Country World Free ex U.S. Index return of
29.04% and the MSCI EAFE Index return of 26.64%(1). The strong performance in equity markets reflects investors' improved expectations and confidence in a global economic recovery.

Global equity markets rallied in the last few months of 2002. The Fund benefited on absolute terms from a pick-up in the materials and industrials sectors, which traditionally have performed well during cyclical recoveries and which have remained overweight within the Fund. Global equity markets continued to be volatile in the first quarter of 2003, primarily due to investor anxiety about the war in Iraq, particularly its potential destabilizing effect on the global economic recovery. An uncertain employment outlook and the rise in oil and gasoline prices complicated the situation. A drop in confidence led consumers and corporations to postpone major purchases. On a sector basis, we believe that the strong relative performance of utility stocks, during this first quarter, demonstrated the markets' risk-averse sentiment. Attractive dividends and relatively predictable earnings growth have traditionally made utilities sought after investments during periods of uncertainty. The underperformance of sectors closely tied to the economic cycle such as materials and industrials confirmed the predominantly cautionary investment outlook of the first quarter. The net relative effect was detrimental to the Fund, which maintained overweight positions in these sectors. However, we remained comfortable with the Fund's sector overweights. These relative exposures were the result of our bottom-up search for undervalued securities.

All sectors within the Fund had a positive impact on performance during the second quarter. Our holdings in the industrials and materials sectors, which had detracted from the Fund's performance in the first quarter of the year, produced strong absolute returns that outperformed the Fund's benchmark. The better returns can be attributed to investor expectations that an economic rebound would improve both the extremely low valuations accorded to the stocks as well as their earnings and cash flow prospects. For the third quarter, information technology, materials, and industrials led the rally. This is consistent with a cyclical rebound, as high-beta, cyclical stocks typically are regarded as early beneficiaries during an economic upturn. The Fund maintained overweight positions versus its MSCI benchmark in materials and industrials stocks and as a result benefited from the strong performance in these sectors. We believe that after three years of intense restructuring, many companies in cyclical areas such as chemicals, pulp and paper, construction materials, metals and mining, and industrial machinery are well positioned to benefit from the cyclical rebound. Although we believe the potential for improvement in operating leverage and EPS growth is on the horizon, this potential might take longer to materialize than some investors may be anticipating. On a micro level, we view these comments as an indication that the economy is still in the early, uneven stages of recovery.

Sincerely,

Tony Docal
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers the performance quoted would be reduced. Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------
                                       25

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - INTERNATIONAL SERIES

NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of International
Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have been $6,381. By comparison, the same
$10,000 investment would have been $8,194, based on the Morgan Stanley Capital
International EAFE Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                       % OF
                                                    NET ASSETS
                                                    ----------
                   Telefonica S.A.                     2.4%
                   Nestle S.A.                         2.1%
                   ENI SpA                             2.0%
                   Unilever N.V. CVA                   2.0%
                   Deutsche Post AG                    1.9%
                   *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                         1 YEAR      SINCE INCEPTION
                                         -----------------------------
         A Shares                        17.54%     (8.01%)  (1-29-99)
         A Shares with sales charge      10.73%     (9.17%)  (1-29-99)
         B Shares                        16.91%     (8.65%)  (1-29-99)
         B Shares with CDSC              11.91%     (9.04%)  (1-29-99)
         C Shares                        16.85%     (8.59%)  (1-29-99)
         C Shares with CDSC              15.85%     (8.59%)  (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                       26

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
INTERNATIONAL SERIES
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
FOREIGN STOCKS                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
AUSTRALIA - 1.1%
Australia & New Zealand
   Banking Group, Ltd. ...............               8,725    $   106,004

BERMUDA - 2.6%
Ace, Ltd. ............................               4,050        133,974
XL Capital, Ltd. .....................               1,345        104,157
                                                              -----------
                                                                  238,131
CANADA - 1.2%
Husky Energy, Inc. ...................               7,490        113,783

FINLAND - 1.5%
Stora Enso Oyj .......................              11,180        138,399

FRANCE - 5.3%
Aventis S.A. .........................               3,020        156,680
Axa                                                  6,750        113,744

PECHINEY S.A. ........................               1,264         69,551
Total S.A. ...........................                 945        142,625
                                                              -----------
                                                                  482,600

GERMANY - 4.0%
BASF AG ..............................               2,885        126,662
Deutsche Post AG .....................              10,396        177,605
Muenchener Rueckversicherungs-
   Gesellschaft AG ...................                 600         59,609
                                                              -----------
                                                                  363,876
HONG KONG - 1.4%
Hutchison Whampoa, Ltd. ..............              18,082        131,929

ISRAEL - 1.2%
Teva Pharmaceutical
   Industries, Ltd. ADR ..............               1,870        106,871

ITALY - 2.0%
Eni SpA ..............................              12,089        184,706

JAPAN - 4.0%
NEC Corporation* .....................              16,750        125,945
Nippon Telegraph & Telephone
   Corporation .......................                  28        126,823
Sony Corporation .....................               3,200        111,713
                                                              -----------
                                                                  364,481
KOREA - 1.7%
Samsung Electronics Company, Ltd. ....                 447        152,349

MEXICO - 1.6%
Cemex S.A. de C.V. ADR ...............                   1             25
Telefonos de Mexico S.A.
   de C.V. ADR .......................               4,850        148,168
                                                              -----------
                                                                  148,193

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                  NUMBER           MARKET
FOREIGN STOCKS (CONTINUED)                       OF SHARES          VALUE
--------------------------------------------------------------------------------
NETHERLANDS - 6.6%
ING Groep N.V. .......................               7,142      $ 130,830
Koninklijke (Royal) Philips
 Electronics N.V. ....................               7,680        174,045
Unilever N.V. ........................               3,140        184,663
Wolters Kluwer N.V. ..................               7,740        111,048
                                                              -----------
                                                                  600,586
SPAIN - 4.8%
Endesa S.A. ..........................               6,380         98,594
Iberdrola S.A. .......................               7,380        124,189
Telefonica S.A. ......................              18,503        218,493
                                                              -----------
                                                                  441,276
SWITZERLAND - 3.6%
Nestle S.A. ..........................                 851        196,221
Swiss Re .............................               2,061        130,939
                                                              -----------
                                                                  327,160
UNITED KINGDOM - 6.3%
Amersham plc .........................              13,880        119,567
BAE Systems plc ......................              52,255        146,069
Cable & Wireless plc .................              40,260         76,085
Lloyds TSB Group plc .................              14,880        102,347
Shell Transport & Trading
   Company plc .......................              21,262        131,319
                                                              -----------
                                                                  575,387
                                                              -----------
   Total foreign stocks - 48.9%                                 4,475,731

U.S. GOVERNMENT & AGENCIES - 47.6%
----------------------------------
Federal National Mortgage Association,
   0.97%, 10-01-03 ...................          $4,360,000      4,360,000
                                                              -----------
   Total investments - 96.5%                                    8,835,731
   Cash & other assets, less liabilities - 3.5%                   323,362
                                                              -----------
   Total net assets - 100.0% .............................     $9,159,093
                                                              ===========

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $8,722,687.
*Non-income producing security
ADR (American Depositary Receipt)
plc (public limited company)

--------------------------------------------------------------------------------
                           27  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
INTERNATIONAL SERIES (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------
At September 30, 2003, International Series' investment concentration, by industry, was as follows:

   Aerospace/Defense .....................................           1.6%
   Air Freight & Logistics ...............................           1.9%
   Chemicals .............................................           1.4%
   Communications Equipment ..............................           1.6%
   Diversified Financial Services ........................           5.1%
   Diversified Telecommunication Services ................           4.6%
   Electronic Equipment & Instruments ....................           1.4%
   Electric Utilities ....................................           2.4%
   Food Products .........................................           4.2%
   Health Care Equipment & Supplies ......................           1.3%
   Household Durables ....................................           4.8%
   Insurance .............................................           5.9%
   Media .................................................           1.2%
   Metals & Mining .......................................           0.8%
   Oil & Gas .............................................           6.3%
   Paper & Forest Products ...............................           1.5%
   Pharmaceuticals .......................................           2.9%
   U.S. Government & Agencies ............................          47.6%
   Cash & other assets, less liabilities .................           3.5%
                                                                  -------
                                                                   100.0%
                                                                  =======

--------------------------------------------------------------------------------
                           28  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

NOVEMBER 15, 2003
Mark Mitchell Portfolio Manager	Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

Fiscal 2003 marked the first positive year for most growth investors since 2000.
The Security Large Cap Growth Fund's performance for the one-year period ended
September 30, 2003, was positive with the Fund returning 22.17%.(1) Although the
Fund outperformed its peer group's median return of 20.00%, it lagged its benchmark, the S&P Barra Growth Index's return of 25.92%.

Throughout this difficult period in the equity market, we have remained focused on our strategy. Our strategy involves identifying good companies whose growth prospects we believe are currently being mispriced by the market. Over the long term, we believe that companies with good management teams, access to resources and strong opportunities for growth in their industries, outperform. While over the longer term this strategy has been successful, the market has favored lower quality names over the last six months; the rationale being that lower quality names had more leverage to an economic recovery and were mispriced relative to higher quality companies with more visibility. This focus dampened the Fund's total return for the one-year period.

INDUSTRIALS AND CONSUMER STOCKS TOP PERFORMERS

The Fund's industrial holdings were up 29% compared to 22% for the index.
Overweighted positions compared to the benchmark in United Technologies, General
Dynamics, and General Electric gave the Fund a boost as they benefited from a recovering U.S. economy and strong defense-related spending.

The Fund's consumer discretionary stocks also turned in a solid performance and were roughly in line with the benchmark's return of 27%. Key holdings Target and
Home Depot advanced 25% and 23% respectively. Hit hard by concerns about future growth, Target and Home Depot are representative of our "bottom-up" analysis to identify high quality companies whose growth prospects we believe have been misjudged by the market. Additionally, Harley-Davidson, Carnival (cruise lines), and Omnicom (advertising) all contributed gains we believe were driven in part by the recovering economy.

TECHNOLOGY AND TELECOMMUNICATIONS DISAPPOINT

Technology stocks led the market's recovery over the last 12 months, just as they led the market decline over the last few years. Our strategy of focusing on paying the right price for potential growth led us to bypass many of the most recent outperformers. Although up substantially, the Fund's technology stocks returned 53% compared to 59% returned by the index. Positions in Cisco,
Microsoft, Analog Devices, Oracle, and Molex all contributed strong performance, but were unable to offset equally strong or better results from a majority of technology companies. Our slightly underweighted position in the sector relative to the benchmark somewhat hindered the Fund's performance.

The Fund's underweighting in telecommunications stocks also had a negative impact on performance. The lower-quality, higher-risk nature of these companies does not conform to our investment discipline of buying high-quality companies with good growth prospects at attractive valuations. After a prolonged period of decline, telecommunication companies such as Nextel Communications surprisingly rose 161% and AT&T wireless gained 99%. While we believe conceptually in the future of wireless, we have significant near-term concerns about weak balance sheets, substantial customer penetration levels, aggressive pricing, and uncertainty over the technology platform that will ultimately prevail in the telecommunications industry.

LONG-TERM INVESTING GOOD STRATEGY

Patience is key to successful long-term investing. After three years of market declines, many long-term investors were rewarded in 2003 with positive returns.
Although evidence of a strong economic recovery is mixed, ongoing negatives such as high unemployment and wavering consumer confidence should be offset by positives such as an improved GDP, favorable fiscal and monetary policies, and improved corporate earnings.

Although there will always be uncertainties surrounding the equity markets, we believe that over time, equities present the best opportunity for investors to grow their assets. We also continue to believe in a disciplined dollar cost

--------------------------------------------------------------------------------
                                       29

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

NOVEMBER 15, 2003

averaging strategy. While it does not assure profits or protect against losses in a declining market, we believe it is the best way to take advantage of the natural highs and lows in a market cycle. We look forward to helping you meet your financial goals in the future.

Sincerely,

Mark Mitchell
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Large Cap Growth
Series on May 1, 2000, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have been $5,297. By comparison, the same
$10,000 investment would have been $5,128, based on the S&P Barra Growth Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                           % OF
                                                        NET ASSETS
                                                        ----------
               Pfizer, Inc.                                7.1%
               General Electric Company                    6.3%
               Microsoft Corporation                       5.6%
               Cisco Systems, Inc.                         4.1%
               Johnson & Johnson                           3.5%
               *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                           1 YEAR      SINCE INCEPTION
                                           ---------------------------
           A Shares                        22.17%    (15.51%)  (5-1-00)
           A Shares with sales charge      15.16%    (16.96%)  (5-1-00)
           B Shares                        21.11%    (16.27%)  (5-1-00)
           B Shares with CDSC              16.11%    (17.01%)  (5-1-00)
           C Shares                        21.24%    (16.13%)  (5-1-00)
           C Shares with CDSC              20.24%    (16.13%)  (5-1-00)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       30

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES
--------------------------------------------------------------------------------

                                                  NUMBER           MARKET
COMMON STOCKS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
ADVERTISING - 1.3%
Omnicom Group, Inc. ..................               4,700     $  337,695

AEROSPACE & DEFENSE - 3.7%
General Dynamics Corporation .........               3,500        273,210
United Technologies Corporation ......               9,000        695,520
                                                               ----------
                                                                  968,730
APPLICATION SOFTWARE - 1.9%
Intuit, Inc.* ........................              10,100        487,224

BIOTECHNOLOGY - 2.5%
Amgen, Inc.* .........................              10,200        658,614

BREWERS - 1.4%
Anheuser-Busch Companies, Inc. .......               7,300        360,182

BROADCASTING & CABLE TV - 2.3%
Comcast Corporation* .................              19,700        608,336

COMMUNICATIONS EQUIPMENT - 6.1%
ADC Telecommunications, Inc.* ........             121,500        283,095
Cisco Systems, Inc.* .................              54,900      1,072,746
Nokia OYJ ADR ........................               7,100        110,760
Qualcomm, Inc. .......................               3,200        133,248
                                                               ----------
                                                                1,599,849
COMPUTER HARDWARE - 3.2%
Dell, Inc.* ..........................              14,400        480,816
International Business
   Machines Corporation ..............               4,000        353,320
                                                               ----------
                                                                  834,136
CONSUMER FINANCE - 0.8%
MBNA Corporation .....................               8,800        200,640

DATA PROCESSING & OUTSOURCED SERVICE - 2.5%
Concord EFS, Inc.* ...................              11,100        151,737
First Data Corporation ...............              12,400        495,504
                                                               ----------
                                                                  647,241
DEPARTMENT STORES - 0.6%

KOHL'S CORPORATION* ..................               3,150        168,525

DIVERSIFIED BANKS - 0.7%
Wells Fargo & Company ................               3,700        190,550

DRUG RETAIL - 0.3%
Walgreen Company .....................               2,500         76,600

ELECTRONIC MANUFACTURING SERVICES - 1.1%
Molex, Inc. ..........................              10,500        300,195

GENERAL MERCHANDISE STORES - 2.7%
Target Corporation ...................              18,800        707,444

HEALTH CARE DISTRIBUTORS - 2.8%
Cardinal Health, Inc. ................              12,800        747,392

HEALTH CARE EQUIPMENT - 2.2%
Medtronic, Inc. ......................              12,600        591,192

                                                  NUMBER           MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL - 3.6%
Home Depot, Inc. .....................              22,500     $  716,625
Lowe's Companies, Inc. ...............               4,200        217,980
                                                               ----------
                                                                  934,605
HOTELS, RESORTS & CRUISE LINES - 1.1%
Carnival Corporation .................               8,800        289,432

HOUSEHOLD PRODUCTS - 1.7%
Colgate-Palmolive Company ............               4,200        234,738
Procter & Gamble Company .............               2,200        204,204
                                                               ----------
                                                                  438,942
HYPERMARKETS & SUPERCENTERS - 2.8%
Wal-Mart Stores, Inc. ................              13,100        731,635

INDUSTRIAL CONGLOMERATES - 7.3%
3M Company ...........................               3,600        248,652
General Electric Company .............              55,600      1,657,436
                                                               ----------
                                                                1,906,088
INSURANCE BROKERS - 1.4%
Marsh & McLennan Companies, Inc. .....               7,600        361,836

INVESTMENT BANKING & BROKERAGE - 0.9%
Goldman Sachs Group, Inc. ............               3,000        251,700

LIFE & HEALTH INSURANCE - 1.0%
Aflac, Inc. ..........................               8,100        261,630

MOTORCYCLE MANUFACTURERS - 2.3%
Harley-Davidson, Inc. ................              12,500        602,500

MOVIES & ENTERTAINMENT - 1.7%
Time Warner, Inc.* ...................               5,000         75,550
Viacom, Inc. (Cl. B) .................               9,400        360,020
                                                               ----------
                                                                  435,570
MULTI-LINE INSURANCE - 2.4%
American International Group, Inc. ...              11,000        634,700

OIL & GAS EQUIPMENT & SERVICES - 1.2%
BJ Services Company* .................               9,200        314,364
OIL & GAS EXPLORATION & PRODUCTION - 1.0%
Devon Energy Corporation .............               5,200        250,588

OTHER DIVERSIFIED FINANCIAL SERVICES - 1.0%
Citigroup, Inc. ......................               5,600        254,856

PERSONAL PRODUCTS - 0.9%
Avon Products, Inc. ..................               3,600        232,416

PHARMACEUTICALS - 16.0%
Abbott Laboratories ..................              10,700        455,285
Eli Lilly & Company ..................               4,900        291,060
Johnson & Johnson ....................              18,500        916,120
Merck & Company, Inc. ................               8,700        440,394
Pfizer, Inc. .........................              61,300      1,862,294
Wyeth ................................               5,100        235,110
                                                               ----------
                                                                4,200,263

--------------------------------------------------------------------------------
                           31  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES (CONTINUED)
--------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT OR
                                                  NUMBER           MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 0.4%
Applied Materials, Inc.* .............               5,500    $    99,770

SEMICONDUCTORS - 4.0%

ANALOG DEVICES, INC.* ................               8,600        326,972
Intel Corporation ....................              20,200        555,702
Texas Instruments, Inc. ..............               7,200        164,160
                                                              -----------
                                                                1,046,834
SOFT DRINKS - 4.4%
Coca-Cola Company ....................               9,500        408,120
PepsiCo, Inc. ........................              16,200        742,446
                                                              -----------
                                                                1,150,566
SYSTEMS SOFTWARE - 6.2%
Microsoft Corporation ................              53,000      1,472,870
Oracle Corporation* ..................              12,400        139,128
                                                              -----------
                                                                1,611,998
THRIFTS & MORTGAGE FINANCE - 1.6%
Fannie Mae ...........................               5,800        407,160
                                                              -----------
   Total common stocks - 99.0%                                 25,901,998

REPURCHASE AGREEMENT - 1.8%
---------------------------
State Street, 0.25%, 10-01-03
   (Collateralized by FHLB, 1.435%, 06-03-05 with
   a value of $481,825 and a repurchase amount of
   $469,210) .........................            $469,207        469,207
                                                              -----------
   Total investments - 100.8% ............................     26,371,205
   Liabilities, less cash & other assets - (0.8%) ........       (204,050)
                                                              -----------
   Total net assets - 100.0% .............................    $26,167,155
                                                              ===========

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $26,147,055.
* Non-income producing security
ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           32  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - MID CAP VALUE SERIES

NOVEMBER 15, 2003
James P. Schier Senior Portfolio Manager	Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

Capitalizing on selecting the right stocks and taking positions in outperforming sectors, the year ended September 30, 2003, proved to be a positive one for the
Security Mid Cap Value Fund. Posting a 44.85% return for the period, the Fund outperformed the 28.23% return by its benchmark, the S&P Mid Cap Value Index, as well as the 26.44% median return of its peer group.(1)

Our strategy is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. This strategy continues to work. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity.

HEALTH CARE AND TECHNOLOGY LED RETURNS

Among the health care holdings, the top performers were biotech companies. We participated in a few of these names through buying their convertible debt.
Hollis Eden Pharmaceutical gained 98% for the period and Ligand Pharmaceuticals advanced 146%. Other companies such as Inamed, a company that manufactures breast implants, rose 137%. The company just launched Lap-Ban, which is a non-invasive device to treat obesity in lieu of stomach stapling.

Once considered growth stocks by the market, technology stocks over the last few years have contracted to the point that many of the value indices are well represented with these names. Regardless of investing style, technology exposure and stock selection contributed significantly to the Fund's performance in this sector, returning 72% for the period. Specific names that helped the Fund include Avanex, Ixys, and Keane. We purchased Avanex, an optical components company, throughout the year when it was trading at 75% of cash value. Following
Avanex's purchase of two competitors' optical component divisions, the stock price rose from less than $1 to $4 in one month, posting a 247% return for the period. Ixys, a major supplier of power semiconductors to the communications industry, rose 86% for the period. Likewise, business consulting and application development outsourcing firm, Keane, gained 86%.

FINANCIAL STOCKS BOOST PERFORMANCE

While underweight in financials, superior stock selection drove the Fund's performance in this sector. W. R. Berkley, a property and casualty insurance company that benefited from rate increases, returned 52% for the period.
American Capital and Jefferies Group, providers of financing to small and mid capitalization companies, also contributed gains, advancing 47% and 56%
respectively.

UTILITIES AND ENERGY STOCKS CONTRIBUTE

The Fund was underweight in utilities relative to its benchmark but stock selection benefited the Fund overall. A 266% gain by Williams Companies helped the sector return 55% for the Fund compared to 22% for the benchmark. Stock selection versus the benchmark in the energy sector also helped the Fund, as the sector generated a 24% return, double the benchmark's return.

FOCUSED ON SMALLER, NIMBLE COMPANIES

Small and medium sized companies continue to outperform larger companies. In
2000, the valuation gap between these categories was stretched to an extreme level as investors were willing to pay approximately more than two times the multiple for smaller companies than for larger companies. We believe this was the result of structural changes in the way people invest. The proliferation of large defined contribution plans and large mutual fund complexes produced an environment in which fund managers were willing to pay a premium for liquidity.
Given this, it created an investment opportunity in smaller and mid cap stocks.
Since smaller and mid cap securities have outperformed larger cap stocks since
2000, this valuation gap has returned to a more normal level recently. While historically there have been periods where the market has paid a premium for smaller and medium sized companies, it is unclear today whether we will enter one of these periods now.

--------------------------------------------------------------------------------
                                       33

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - MID CAP VALUE SERIES

NOVEMBER 15, 2003

Nonetheless, there is still a valuation gap that does favor investing in smaller companies and our work still continues to uncover opportunities. The economic environment could possibly provide a better backdrop for continued smaller company performance. In a slower economic environment, large cap companies will find it ever more difficult to grow large revenue bases in a meaningful way. If this is the case, the market could place greater emphasis on smaller, more nimble companies. And finally, if the dollar continues to weaken and foreign investors decide to reduce their dollar denominated financial investments, large capitalization stocks could face a more challenging environment. To the extent that foreign investors hold equities, they tend to be oriented to the biggest blue chip equities.

Sincerely,

James P. Schier
Senior Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value
Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have grown to $27,665. By comparison, the same
$10,000 investment would have grown to $20,863, based on the S&P Mid Cap Value
Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                          % OF
                                                       NET ASSETS
                                                       ----------
             Avanex Corporation                           3.9%
             Chicago Bridge & Iron Company N.V.           3.3%
             W.R. Berkley Corporation                     3.1%
             Computer Sciences Corporation                2.5%
             Transocean, Inc.                             2.3%
             *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                             1 YEAR      5 YEARS     SINCE INCEPTION
                             ---------------------------------------
          A Shares           44.85%       18.82%     18.26% (5-1-97)
          A Shares with
            sales charge     36.53%       17.42%     17.18% (5-1-97)
          B Shares           43.78%       17.71%     17.14% (5-1-97)
          B Shares with
            CDSC             38.78%       17.50%     17.14% (5-1-97)
          C Shares           43.73%         N/A      14.40% (1-29-99)
          C Shares with
            CDSC             42.73%         N/A      14.40% (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

--------------------------------------------------------------------------------
                                       34

SCHEDULE OF INVESTMENTS

September 30, 2003

SECURITY EQUITY FUND -
MID CAP VALUE SERIES

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER          MARKET
CONVERTIBLE BONDS                                OF SHARES          VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 1.4%
Ligand Pharmaceuticals,
   6.00% - 2007 ......................          $1,250,000     $2,800,000

TELECOMMUNICATIONS - 0.9%
Ciena Corporation, 3.75% - 2008 ......          $2,250,000      1,904,063
                                                                ---------
   Total convertible bonds - 2.3%                               4,704,063

PREFERRED STOCK
---------------
DIVERSIFIED METALS & MINING - 0.2%
Arch Coal, Inc. ......................               4,600        298,402

COMMON STOCKS
-------------
AGRICULTURAL PRODUCTS - 1.8%

ARCHER-DANIELS-MIDLAND COMPANY .......             280,000      3,670,800

AIR FREIGHT & LOGISTICS - 0.9%
AirNet Systems, Inc.* ................             168,000        675,360
Stonepath Group, Inc.* ...............             480,000      1,224,000
                                                                ---------
                                                                1,899,360
APPAREL RETAIL - 0.8%
Wet Seal, Inc.* ......................             154,000      1,547,700

APPLICATION SOFTWARE - 0.8%
Lightspan, Inc.* .....................              53,355        562,362
Ulticom, Inc.* .......................              97,000      1,021,410
                                                                ---------
                                                                1,583,772
AUTO PARTS & EQUIPMENT - 0.1%
Motorcar Parts & Accessories, Inc.* ..              50,000        180,500

BIOTECHNOLOGY - 0.7%
Protein Design Labs, Inc.*(1) ........              81,000      1,122,660
Serologicals Corporation* ............              21,300        280,095
                                                                ---------
                                                                1,402,755
BROADCASTING & CABLE TV - 0.1%
Cinar Corporation (Cl. B)* ...........              86,000        258,000

BUILDING PRODUCTS - 0.1%
Griffon Corporation* .................               7,500        134,700

CATALOG RETAIL - 2.1%
Coldwater Creek, Inc.* ...............             438,000      4,301,160

COMMUNICATIONS EQUIPMENT - 9.0%
Adaptec, Inc.* .......................             484,000      3,659,040
Advanced Fibre Communications,
   Inc.* .............................             148,000      3,103,560
Arris Group, Inc.* ...................             364,000      2,093,000
Avanex Corporation* ..................           1,600,100      7,760,485
Ciena Corporation ....................             250,000      1,477,500
                                                                ---------
                                                               18,093,585

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 7.7%
Chicago Bridge & Iron Company N.V. ...             240,000    $ 6,518,400
Dycom Industries, Inc.* ..............             100,000      2,039,000
Quanta Services, Inc.* ...............             340,000      2,811,800
Shaw Group, Inc.* ....................             394,000      4,140,940
                                                               ----------
                                                               15,510,140
DATA PROCESSING & OUTSOURCED SERVICES - 2.5%
Computer Sciences Corporation* .......             135,000      5,071,950
DIVERSIFIED COMMERCIAL SERVICES - 1.6%
Angelica Corporation .................              99,300      1,886,700
FTI Consulting, Inc.* ................              80,000      1,388,000
                                                               ----------
                                                                3,274,700
DIVERSIFIED METALS & MINING - 3.3%
Arch Coal, Inc. ......................             185,100      4,111,071
Phelps Dodge Corporation* ............              50,000      2,340,000
Usec, Inc. ...........................              24,600        160,638
                                                               ----------
                                                                6,611,709
ELECTRIC UTILITES - 5.5%
Black Hills Corporation ..............              91,400      2,820,604
KFx, Inc.* ...........................             760,000      3,815,200
PNM Resources, Inc. ..................              11,500        322,460
Unisource Energy Corporation .........             217,200      4,131,144
                                                               ----------
                                                               11,089,408
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Maxwell Technologies, Inc.* ..........             330,000      3,012,900
Powell Industries, Inc.* .............             105,300      1,769,040
                                                               ----------
                                                                4,781,940
EMPLOYMENT SERVICES - 1.1%
Labor Ready, Inc.* ...................             226,000      2,271,300

ENVIRONMENTAL SERVICES - 1.7%
Republic Services, Inc. ..............              59,000      1,335,760
TRC Companies, Inc.* .................             120,000      1,975,200
                                                               ----------
                                                                3,310,960
FERTILIZERS & AGRICULTURAL CHEMICALS - 1.6%
Potash Corporation of
   Saskatchewan, Inc. ................              45,000      3,174,750

FOOTWEAR - 1.8%
Brown Shoe Company, Inc. .............             115,000      3,645,500

HEALTH CARE DISTRIBUTORS & SERVICES - 0.7%
NDCHealth Corporation ................              62,600      1,311,470

HOME ENTERTAINMENT SOFTWARE - 0.3%
Midway Games, Inc.* ..................             173,000        512,080

--------------------------------------------------------------------------------
                           35  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

SECURITY EQUITY FUND -
MID CAP VALUE SERIES (CONTINUED)

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
HOME FURNISHINGS - 3.1%
Furniture Brands International, Inc.*               29,800     $  718,180
La-Z-Boy, Inc. .......................             100,000      2,220,000
Mohawk Industries, Inc.* .............              18,000      1,283,760
Stanley Furniture Company, Inc. ......              63,000      1,922,130
                                                               ----------
                                                                6,144,070
INDUSTRIAL MACHINERY - 1.5%
SPX Corporation* .....................              62,000      2,807,360
Valmont Industries, Inc. .............              12,900        255,291
                                                               ----------
                                                                3,062,651
INTEGRATED OIL & GAS - 2.2%
Murphy Oil Corporation ...............              74,000      4,347,500

INVESTMENT BANKING & BROKERAGE - 3.5%
A.G. Edwards, Inc. ...................              66,000      2,535,060
American Capital Strategies, Ltd. ....             106,600      2,650,076
Jefferies Group, Inc. ................              66,000      1,897,500
                                                               ----------
                                                                7,082,636
IT CONSULTING & OTHER SERVICES - 3.0%
Acxiom Corporation* ..................             274,500      4,326,120
Keane, Inc.* .........................             125,000      1,597,500
                                                               ----------
                                                                5,923,620
MARINE - 0.4%
Frontline, Ltd. ......................              53,000        887,750

MULTI-UTILITIES & UNREGULATED POWER - 2.0%
Williams Companies, Inc. .............             428,000      4,031,760

OIL & GAS DRILLING - 3.8%
Nabors Industries, Ltd.* .............              53,000      1,974,780
Pride International, Inc.* ...........              60,000      1,017,000
Transocean, Inc.* ....................             235,000      4,700,000
                                                               ----------
                                                                7,691,780
OIL & GAS EQUIPMENT & SERVICES - 3.8%
Key Energy Services, Inc.* ...........             330,000      3,184,500
Newpark Resources, Inc.* .............             300,000      1,290,000
Tidewater, Inc. ......................             108,000      3,056,400
                                                               ----------
                                                                7,530,900
OIL & GAS EXPLORATION & PRODUCTION - 2.3%
Devon Energy Corporation .............              22,770      1,097,286
Evergreen Resources, Inc.* ...........             130,000      3,510,000
                                                               ----------
                                                                4,607,286
OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.2%
TransMontaigne, Inc.* ................              70,000        417,200

PACKAGED FOODS - 3.3%
Hain Celestial Group, Inc.* ..........             110,000      1,994,300
Hormel Foods Corporation .............             200,000      4,596,000
                                                               ----------
                                                                6,590,300

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
PAPER PACKAGING - 1.6%
Sonoco Products Company ..............             145,000    $ 3,182,750

PHARMACEUTICALS - 3.8%
Hollis-Eden Pharmaceuticals, Inc.* ...             192,403      4,686,937
Ligand Pharmaceuticals, Inc.
   (Cl. B)* ..........................             226,800      2,923,452
                                                              -----------
                                                                7,610,389
PROPERTY & CASUALTY INSURANCE - 3.6%
MBIA, Inc. ...........................              18,750      1,030,688
W.R. Berkley Corporation .............             180,000      6,166,800
                                                              -----------
                                                                7,197,488
REGIONAL BANKS - 3.8%
Corus Bankshares, Inc. ...............               6,800        363,800
Iberiabank Corporation ...............              20,100      1,057,662
Mercantile Bankshares Corporation ....              67,000      2,680,000
Wilmington Trust Corporation .........              48,200      1,482,632
Zions Bankcorporation ................              38,000      2,122,300
                                                              -----------
                                                                7,706,394
SEMICONDUCTORS - 2.0%
IXYS Corporation* ....................             282,000      2,642,340
MIPS Technologies, Inc.* .............               6,300         25,011
Monolithic System Technology,
   Inc.* .............................             170,000      1,429,700
                                                              -----------
                                                                4,097,051

SPECIALTY CHEMICALS - 0.8%
Material Sciences Corporation ........              85,700        875,854
Minerals Technologies, Inc. ..........              15,000        763,500
                                                              -----------
                                                                1,639,354
SPECIALTY STORES - 1.3%
Linens 'n Things, Inc.* ..............             110,000      2,615,800

TRUCKING - 0.5%
SCS Transportation, Inc.* ............              11,000        166,100
Swift Transportation Company,
   Inc.* .............................              36,000        816,840
                                                              -----------
                                                                  982,940
                                                              -----------
   Total common stocks - 93.1% ...........................    186,987,858

WARRANTS - 0.2%
---------------
KFX, Inc. ............................             152,000        441,669

--------------------------------------------------------------------------------
                           36  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

SECURITY EQUITY FUND -
MID CAP VALUE SERIES (CONTINUED)

                                                 PRINCIPAL         MARKET
U.S. GOVERNMENT & AGENCIES                        AMOUNT            VALUE
--------------------------------------------------------------------------------
Federal Home Loan Bank,
   1.00%, 10-10-03 ...................          $2,300,000   $  2,299,425
Federal National Mortgage Association:
   1.04%, 10-01-03 ...................           2,600,000      2,600,000
   1.01%, 10-03-03 ...................           2,300,000      2,299,871
   1.03%, 10-06-03 ...................           1,300,000      1,299,821
   1.03%, 10-08-03 ...................           1,700,000      1,699,666
                                                            -------------
                                                                7,899,358
                                                            -------------
   Total U.S. government & agencies - 5.1%                     10,198,783

REPURCHASE AGREEMENT - 0.3%
---------------------------
United Missouri Bank, 0.65%, 10-01-03
   (Collateralized by FNMA, 10-01-03 with a
   value of $525,000 and a repurchase amount of
   $514,009) .........................             514,000        514,000
                                                            -------------
   Total investments - 101.2% ........ ...................    203,144,775
   Liabilities, less cash & other assets - (1.2%) ........     (2,377,019)
                                                            -------------
   Total net assets - 100.0% .............................   $200,767,756
                                                            =============

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $166,196,085.
*Non-income producing security
(1)Security is segregated as collateral for futures, forward contracts or options.

--------------------------------------------------------------------------------
                           37  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - SELECT 25(R) SERIES

NOVEMBER 15, 2003
Terry Milberger Senior Portfolio Manager	Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

The combination of a cyclical stock rebound and moderate economic recovery marked the end of a far more positive 12-month period for many equity investors than we have experienced since 2000. The Security Select 25 Fund returned a positive 11.50% for the one-year period ended September 30, 2003; however, the
Fund lagged its benchmark's return of 24.40%, as well as its peer group's median return of 20.00% over the same period.(1)

Believing that great companies make great stocks over time, the Select 25 Fund concentrates on owning 25-30 high-quality growth stocks for the long term. To meet the Fund's criteria, a company must occupy a competitive position in its market and have a good growth outlook over the next three to five years. Other criteria include an experienced management team, financial strength, a good business model, and an ability to improve profitability over time. The concentrated nature of the Fund and its buy-hold strategy can prevent the Fund from fully participating in cyclical rebounds but should provide a cushion during market declines.

SELECTED CONSUMER DISCRETIONARY STOCKS BOOST PERFORMANCE

Household retail names such as Home Depot, Wal Mart and Target all performed well for the period. Target was up 25% for the year and Home Depot gained 23%.
Although Kohl's Corporation was down 12% for the period, our outlook for the department store chain is positive, as we believe it is one of the few companies in its industry that can continue to grow its square footage. Advertising giant
Omnicom also performed nicely, gaining 30% for the period.

LOW WEIGHTING IN TECHNOLOGY

As a concentrated Fund, Select 25 does not mirror the sector weightings of any particular index. Stocks are selected based upon their ability to meet the definition of great companies over the longer term. As most technology company earnings are cyclical in nature and benefit during periods when customer spending increases, many of these companies do not meet our focus of finding consistent growth. In addition, technology companies have a relatively short life cycle that averages less than three years. This makes it difficult to identify over the long term those names that will evolve into great companies.
Therefore, the Select 25 Fund has generally had a sector exposure below its S&P
500 benchmark.

HEALTH CARE STOCKS DISAPPOINT

Because many health care stocks have the potential to be great companies over the long term, Select 25 had almost a fourth of the Fund in this sector.
Expectations were that health care stocks would grow earnings between 10% and
15% during 2003. However, more cyclical areas of the market benefited from a recovering U.S. economy. One exception, Amgen, a biotech company with important new drugs to treat rheumatoid arthritis and cancer, gained 51% for the period.

GREAT COMPANIES MAKE GREAT STOCKS OVER TIME

Looking forward, we expect cyclical stocks to cool down and the economic recovery to moderate. Driven primarily by the mortgage refinancing boom and federal tax cuts, we anticipate that for a strong economic recovery to continue, it will require corporate capital spending to drive job growth and manufacturing orders.

With this outlook and the performance of cyclical stocks during the last six months, we are holding our course by continuing to own consistent growth names.
While this approach underperformed over the last six months, we believe it will outperform in the future.

As always, we remain convinced that long-term investing in equities is the best way for investors to meet their financial goals. We believe that patience will be rewarded.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

--------------------------------------------------------------------------------
                                       38

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - SELECT 25(R) SERIES

NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Select 25(R) Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have been $6,852. By comparison, the same
$10,000 investment would have been $8,319, based on the S&P 500 Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                           % OF
                                                        NET ASSETS
                                                        ----------
            Citigroup, Inc.                                4.2%
            Apache Corporation                             4.2%
            Cisco Systems, Inc.                            4.2%
            Harley-Davidson, Inc.                          3.9%
            American International Group, Inc.             3.7%
            *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                          1 YEAR      SINCE INCEPTION
                                          ---------------------------
          A Shares                        11.50%     (6.60%) (1-29-99)
          A Shares with sales charge       5.06%     (7.77%) (1-29-99)
          B Shares                        10.69%     (7.24%) (1-29-99)
          B Shares with CDSC               5.69%     (7.64%) (1-29-99)
          C Shares                        10.66%     (7.18%) (1-29-99)
          C Shares with CDSC               9.66%     (7.18%) (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       39

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
SELECT 25(R) SERIES
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
ADVERTISING - 3.5%
Omnicom Group, Inc. ..................              12,000      $ 862,200

APPLICATION SOFTWARE - 2.9%
Intuit, Inc.* ........................              15,000        723,600

BIOTECHNOLOGY - 3.6%
Amgen, Inc.* .........................              14,000        903,980

BREWERS - 3.6%
Anheuser-Busch Companies,
   Inc. ..............................              18,000        888,120

BROADCASTING & CABLE TV - 3.1%
Comcast Corporation* .................              25,000        772,000

COMMUNICATIONS EQUIPMENT - 6.1%
Cisco Systems, Inc.* .................              53,000      1,035,620
Nokia OYJ ADR ........................              30,000        468,000
                                                                ---------
                                                                1,503,620
DATA PROCESSING & OUTSOURCED SERVICE - 3.7%
First Data Corporation ...............              23,000        919,080

DEPARTMENT STORES - 1.7%
Kohl's Corporation* ..................               8,000        428,000

DRUG RETAIL - 3.2%
Walgreen Company .....................              26,000        796,640

GENERAL MERCHANDISE STORES - 1.8%
Target Corporation ...................              12,000        451,560

HEALTH CARE DISTRIBUTORS - 3.5%
Cardinal Health, Inc. ................              15,000        875,850

HEALTH CARE EQUIPMENT - 3.4%
Medtronic, Inc. ......................              18,000        844,560

HOME IMPROVEMENT RETAIL - 1.9%
Home Depot, Inc. .....................              15,000        477,750

HYPERMARKETS & SUPERCENTERS - 2.9%
Wal-Mart Stores, Inc. ................              13,000        726,050

INDUSTRIAL CONGLOMERATES - 6.9%
3M Company ...........................              12,000        828,840
General Electric Company .............              30,000        894,300
                                                                ---------
                                                                1,723,140

INDUSTRIAL GASSES - 2.5%
Praxair, Inc. ........................              10,000        619,500

LIFE & HEALTH INSURANCE - 3.7%
Aflac, Inc. ..........................              28,000        904,400

MOTORCYCLE MANUFACTURERS - 3.9%
Harley-Davidson, Inc. ................              20,000        964,000

MOVIES & ENTERTAINMENT - 3.2%
Viacom, Inc. (Cl. B) .................              21,000        804,300

MULTI-LINE INSURANCE - 3.7%
American International Group, Inc. ...              16,000        923,200

--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES - 2.8%
BJ Services Company* .................              20,000      $ 683,400

OIL & GAS EXPLORATION & PRODUCTION - 4.2%
Apache Corporation ...................              15,000      1,040,100

OTHER DIVERSIFIED FINANCIAL SERVICES - 4.2%
Citigroup, Inc. ......................              23,000      1,046,730

PHARMACEUTICALS - 6.1%
Johnson & Johnson ....................              15,000        742,800
Pfizer, Inc. .........................              25,000        759,500
                                                              -----------
                                                                1,502,300
SEMICONDUCTORS - 2.3%
Analog Devices, Inc.* ................              15,000        570,300

SOFT DRINKS - 3.7%
Pepsico, Inc. ........................              20,000        916,600

SYSTEMS SOFTWARE - 3.6%
Microsoft Corporation ................              32,000        889,280
                                                              -----------
   Total common stocks - 95.7% .......                         23,760,260

REPURCHASE AGREEMENT - 4.5%
---------------------------
United Missouri Bank, 0.65%, 10-01-03
   (Collateralized by FNMA, 10-01-03
   with a value of $1,150,000 and a
   repurchase amount of $1,127,021) ..          $1,127,000      1,127,000
                                                              -----------
   Total investments - 100.3% ............................     24,887,260
   Liabilities, less cash & other assets - (0.3%) ........        (63,598)
                                                              -----------
   Total net assets - 100.0% .............................    $24,823,662
                                                              ===========

The identified cost of investments owned at September 30, 2003 was the same for federal income tax and financial statement purposes.
*Non-income producing security
ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           40  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

NOVEMBER 15, 2003
Bill Wolfenden Portfolio Manager

TO OUR SHAREHOLDERS:

The Small Cap Growth Series of Security Equity Fund produced a strong year of performance ended September 30, 2003. The Fund was up 47.59%, significantly outpacing the 41.72% return from the benchmark Russell 2000 Growth.(1)

Volatile trading characterized the early months of the year as portfolio managers kept one eye on their Quotron and the other eye on CNN. In general, the small cap market traded on news, not on fundamentals.

As U.S. forces gained the upper hand toward regime change in Iraq, investors extended their investment horizons. With interest rates at historic lows, investors favored growth equities, particularly smaller cap companies. From our view, this trend helped drive up prices of companies that we have long maintained possessed attractive and dependable growth characteristics, and are often less expensive than larger cap companies.

The Fund continues to benefit from a tailwind behind small stocks. Since this market advance began in the 4th quarter of 2002, the Russell 2000 is up 36.50%, the Russell 2000 Growth is up 41.72%, while the large cap S&P 500 is up 24.30%.
Back in late 2002, we suggested small cap growth stocks were historically very cheap. That valuation opportunity, combined with small caps' historical pattern of strong returns coming out of a recession, helped to fuel the rally.

The recent strong performance was driven by very good stock selection across most sectors. We maintained an approximate market weight to technology throughout the year, with about an average 22% of portfolio assets invested in this sector. Approximately half of that was invested in software companies. We continued to recognize very strong performance from a number of specialty semiconductor equipment manufacturers as well.

Health care represented an average 21% of portfolio assets, again in line with the benchmark weighting. Our approach in health care is to spread our positions across this broad and diverse sector. A basket of biotech stocks helped performance, as did a number of medical device companies. Weakness in a number of health care management service stocks was one of the few detractors of performance.

Finally, the broad consumer sector accounted for 20%, on average, of portfolio assets. We enjoyed great success in this area as direct consumer related stocks posted strong gains, as did nearly all of our Internet related companies. The
Internet group is one of the few areas where we have made a bet in excess of the benchmark this year. That bet has proven to be a good one as strong stock selection has contributed meaningful returns to date.

As we discussed previously this year, we have been very diligent about harvesting gains as stocks approach their upside target price. This has increased the portfolio's turnover. Nonetheless, we want to reiterate how important it is to us to adhere to this risk control tool.

Looking ahead, while many small stocks have experienced rapid price appreciation, earnings growth has been strong, supporting an attractive price to earnings ratio* (P/E) expansion. The Fund's forward P/E is 23.7x the forward
12-month earnings estimates. That 24x is not as cheap as it was a year ago when small caps were at their bottom, but it is only modestly richer than the benchmark's forward multiple of 22.8x. We are optimistic we can continue to draw on our fundamental research strength and identify the most attrac-tive small company growth stocks as we close the year.

Sincerely,

Bill Wolfenden
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers the performance quoted would be reduced. Investments in small company stocks may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

*The P/E ratio shows the weighted average of the price/earnings ratio of the stocks in a Fund's portfolio. The P/E ratio of a stock is calculated by dividing the current price of the stock by its 12 months' earnings per share. A higher
"multiple" means investors have higher expectations for future growth and have bid up the stock's price.

--------------------------------------------------------------------------------
                                       41

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth
Series on October 15, 1997, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have been $12,189. By comparison, the same
$10,000 investment would have been $8,618, based on the Russell 2000 Growth
Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                              % OF
                                                           NET ASSETS
                                                           ----------
         Scientific Games Corporation                         1.4%
         Infinity Property & Casualty Corporation             1.3%
         Embarcadero Technologies, Inc.                       1.3%
         Scottish Re Group, Ltd.                              1.3%
         Casual Male Retail Group, Inc.                       1.3%
         *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                              1 YEAR      5 YEARS     SINCE INCEPTION
                             ----------------------------------------
          A Shares           47.59%        8.24%      4.41% (10-15-97)
          A Shares with
            sales charge     39.11%        6.97%      3.38% (10-15-97)
          B Shares           46.45%        7.17%      3.40% (10-15-97)
          B Shares with
            CDSC             41.45%        6.87%      3.40% (10-15-97)
          C Shares           46.52%         N/A       2.30%  (1-29-99)
          C Shares with
            CDSC             45.52%         N/A       2.30%  (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses for the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                       42

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.7%
Forward Air Corporation* .............               7,900     $  218,435
Pacer International, Inc.* ...........              10,500        209,265
                                                               ----------
                                                                  427,700
APPAREL RETAIL - 2.6%
Bebe Stores, Inc.* ...................               7,200        195,120
Casual Male Retail Group, Inc.* ......              41,800        308,902
Hot Topic, Inc.* .....................               6,900        155,526
                                                               ----------
                                                                  659,548
APPAREL, ACCESSORIES & LUXURY GOODS - 2.2%
Ashworth, Inc.* ......................              25,600        177,408
Guess?, Inc.* ........................              22,400        199,360
Oxford Industries, Inc. ..............               2,550        163,710
                                                               ----------
                                                                  540,478
APPLICATION SOFTWARE - 2.0%
Intervideo, Inc.* ....................               7,500        160,875
Opnet Technologies, Inc.* ............              16,500        205,920
Ultimate Software Group, Inc.* .......              16,900        142,805
                                                               ----------
                                                                  509,600
BIOTECHNOLOGY - 2.0%
Alexion Pharmaceuticals, Inc.* .......               8,300        136,701
Harvard Bioscience, Inc.* ............              28,000        207,760
Telik, Inc.* .........................               7,900        158,395
                                                               ----------
                                                                  502,856
CASINOS & GAMING - 1.4%
Scientific Games Corporation* ........              29,600        337,736

COMMUNICATIONS EQUIPMENT - 2.3%
Centillium Communications, Inc.* .....              27,100        191,597
PC-Tel, Inc* .........................              14,900        158,983
Stratex Networks, Inc.* ..............              54,700        210,595
                                                               ----------
                                                                  561,175
COMPUTER STORAGE & PERIPHERALS - 0.8%
Applied Films Corporation* ...........               6,600        196,218
DATA PROCESSING & OUTSOURCED SERVICE - 1.6%
Espeed, Inc.* ........................               8,300        187,663
Per-Se Technologies, Inc.* ...........              13,000        208,000
                                                               ----------
                                                                  395,663
DIVERSIFIED BANKS - 0.8%
Net.Bank, Inc. .......................              15,500        192,975

DIVERSIFIED COMMERCIAL SERVICES - 1.5%
Bright Horizons Family
   Solutions, Inc.* ..................               5,200        207,740
Sylvan Learning Systems, Inc.* .......               5,900        160,952
                                                               ----------
                                                                  368,692
ELECTRONIC EQUIPMENT MANUFACTURERS - 1.5%
Eplus, Inc.* .........................              11,000        171,600
Veeco Instruments Inc.* ..............               9,500        189,620
                                                               ----------
                                                                  361,220

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
FOOD RETAIL - 0.7%
Wild Oats Market, Inc.* ..............              16,800     $  183,624

HEALTH CARE EQUIPMENT - 8.0%
Abaxis, Inc.* ........................              14,000        194,600
Analogic Corporation .................               5,700        273,600
Biosite, Inc.* .......................               4,300        122,034
Conceptus, Inc.* .....................              10,900        142,790
Dade Behring Hldgs, Inc.* ............               5,300        148,453
Epix Medical, Inc.* ..................              11,300        192,326
I-Flow Corporation* ..................               7,300         76,650
Inamed Corporation* ..................               2,430        178,484
Intuitive Surgical, Inc.* ............              14,700        245,196
Laserscope* ..........................              17,400        204,450
Ventana Medical Systems, Inc.* .......               5,210        209,963
                                                               ----------
                                                                1,988,546
HEALTH CARE FACILITIES - 1.9%
Kindred Health Care, Inc.* ...........               4,600        172,270
Labone, Inc.* ........................              12,500        291,625
                                                               ----------
                                                                  463,895
HEALTH CARE SERVICES - 3.5%
Icon plc* ............................               5,700        215,916
Inveresk Research Group, Inc.* .......              11,700        232,245
Merge Technologies* ..................              10,700        180,188
Providence Service Corporation* ......              14,300        225,940
                                                               ----------
                                                                  854,289
HEALTH CARE SUPPLIES - 2.0%
Polymedica Corporation ...............              11,200        296,800
Tripath Imaging, Inc.* ...............              22,200        193,140
                                                               ----------
                                                                  489,940
HOME FURNISHINGS - 1.0%
Kirkland's, Inc.* ....................              15,700        251,671

INSURANCE BROKERS - 0.9%
Healthextras Inc.* ...................              26,800        230,748

INTERNET SOFTWARE & SERVICES - 9.5%
Altiris, Inc.* .......................               7,500        197,100
Autobytel, Inc.* .....................              14,800        140,896
Cnet Networks, Inc.* .................              22,400        158,592
Digitas, Inc.* .......................              39,700        288,222
DoubleClick, Inc.* ...................               8,900         95,853
Ebookers plc ADR* ....................               8,600        157,466
Embarcadero Technologies, Inc.* ......              31,100        312,244
Infospace, Inc.* .....................              13,200        269,412
Kana Software, Inc.* .................              41,000        160,720
Radware Ltd.* ........................              11,100        201,465
Tumbleweed Communications
   Corporation* ......................              30,600        169,861
ValueClick, Inc.* ....................              23,400        196,794
                                                               ----------
                                                                2,348,625

--------------------------------------------------------------------------------
                           43  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
IT CONSULTING & OTHER SERVICES - 1.7%
Forrester Research Inc.* .............              12,200     $  174,826
Lionbridge Technologies, Inc.* .......              33,150        248,957
                                                               ----------
                                                                  423,783
LEISURE PRODUCTS - 0.8%
K2, Inc.* ............................              13,000        193,050

MANAGED HEALTH CARE - 1.1%
American Medical Security
   Group* ............................              13,600        276,216

METAL & GLASS CONTAINERS - 0.7%
Jarden Corporation* ..................               4,600        173,650

OIL & GAS DRILLING - 1.4%
Grey Wolf, Inc.* .....................              57,200        199,056
Unit Corporation* ....................               8,400        158,256
                                                               ----------
                                                                  357,312

OIL & GAS EQUIPMENT & SERVICES - 3.3%
Cal Dive International, Inc.* ........              10,300        200,232
Maverick Tube Corporation* ...........              10,900        169,168
Oil States International, Inc.* ......              17,700        224,613
Superior Energy Services, Inc.* ......              22,100        216,580
                                                               ----------
                                                                  810,593
PACKAGED FOODS & MEATS - 0.8%
Peets Coffee & Tea, Inc.* ............              10,100        197,455

PHARMACEUTICALS - 7.0%
Able Laboratories, Inc.* .............               8,200        153,422
Angiotech Pharmaceuticals, Inc.* .....                 500         21,825
Atherogenics, Inc.* ..................              13,000        217,620
Bradley Pharmaceuticals, Inc. ........               6,600        179,850
Collagenex Pharmaceuticals, Inc. .....               9,800        105,154
Durect Corporation* ..................              47,100        158,256
Esperion Therapeutics, Inc.* .........               9,900        192,951
Penwest Pharmaceuticals,
   Company* ..........................               8,900        189,748
Pozen, Inc.* .........................              10,500        188,790
Salix Pharmaceuticals, Ltd.* .........               8,370        161,206
Vicuron Pharmaceuticals, Inc.* .......               9,900        175,230
                                                               ----------
                                                                1,744,052
PROPERTY & CASUALTY INSURANCE - 2.2%
Infinity Property & Casualty
   Corporation .......................              11,750        330,292
ProAssurance Corporation* ............               8,400        216,972
                                                               ----------
                                                                  547,264
PUBLISHING - 0.6%
Information Holdings, Inc.* ..........               6,900        138,207

REGIONAL BANKS - 0.8%
First Community Bancorp ..............               5,600        187,544

                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
REINSURANCE - 1.3%
Scottish Reinsurance Group, Ltd. .....              12,900     $  311,535

RESTAURANTS - 1.5%
Chicago Pizza & Brewery, Inc.* .......              13,800        162,150
Rare Hospitality International,
   Inc.* .............................               8,700        216,717
                                                               ----------
                                                                  378,867
SEMICONDUCTOR EQUIPMENT - 3.7%
ASE Test Limited* ....................              16,100        139,909
Genus, Inc.* .........................              50,600        208,472
Logicvision, Inc.* ...................              56,100        184,569
Mykrolis Corporation* ................              15,700        190,598
UltraTech Stepper, Inc.* .............               6,600        186,252
                                                               ----------
                                                                  909,800
SEMICONDUCTORS - 8.2%
Actel Corporation* ...................               7,700        184,569
DSP Group, Inc.* .....................               7,400        184,334
Exar Corporation* ....................              15,100        213,363
IXYS Corporation* ....................              17,400        163,038
Kopin Corporation* ...................              23,700        164,241
O2Micro International Ltd.* ..........              12,800        184,960
PLX Technology, Inc.* ................              33,900        214,790
Power Integrations, Inc.* ............               5,300        176,172
Quicklogic Corporation* ..............              17,800        118,370
White Electronics Designs
   Corporation* ......................              12,300        132,225
Xicor, Inc.* .........................              10,700         99,403
Zoran Corporation* ...................              10,600        206,700
                                                               ----------
                                                                2,042,165
SPECIALTY STORES - 7.2%
Aaron Rents, Inc. ....................              13,200        276,540
Cost Plus, Inc.* .....................               4,500        166,140
Friedman's, Inc. .....................              11,200        156,240
Guitar Center, Inc.* .................               7,100        228,336
Jo-Ann Stores, Inc.* .................               8,000        223,200
Movie Gallery, Inc.* .................              12,500        245,625
Regis Corporation ....................               5,700        182,970
TBC Corporation* .....................              12,300        308,115
                                                               ----------
                                                                1,787,166
STEEL - 0.3%
GrafTech International, Ltd.* ........              10,400         83,200

SYSTEMS SOFTWARE - 0.5%
ClickSoftware Company* ...............              58,500        114,660

TRUCKING - 1.7%
Marten Transport, Ltd.* ..............               6,600        172,260
Vitran Corporation, Inc.* ............              24,000        249,840
                                                               ----------
                                                                  422,100
                                                               ----------
   Total common stocks - 92.7%                                 22,963,818

--------------------------------------------------------------------------------
                           44  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 12.1%
----------------------------
United Missouri Bank, 0.65%, 10-01-03
    (Collateralized by FNMA, 10-01-03 with
    a value of $3,061,000 and a repurchase
    amount of $3,000,054) ............          $3,000,000    $ 3,000,000
                                                             ------------
   Total investments - 104.8% ............................     25,963,818
   Liabilities, less cash & other assets - (4.8%) ........     (1,186,771)
                                                             ------------
   Total net assets - 100.0% .............................    $24,777,047
                                                             ============

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $21,202,375.
*Non-income producing security
ADR (American Depositary Receipt)
plc (public limited company)

--------------------------------------------------------------------------------
                                       45

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

NOVEMBER 15, 2003
Mark Mitchell Portfolio Manager	Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

Fiscal 2003 marked the first positive year for most equity investors since 2000.
The Security Social Awareness Fund's performance for the period was positive with the Fund returning 20.95%.(1) Although the Fund outperformed its peer group's median return of 20.72%, it lagged its benchmark, the Domini Social
Index's return of 25.97%.

Throughout this difficult period in the equity market, we have remained focused on our strategy. Our strategy involves identifying good companies meeting our social criteria whose growth prospects we believe the market is currently mispricing. Over the long term, we believe companies with good management teams, access to resources and strong opportunities for growth in their industries, outperform. While over the longer term this strategy has been successful, the market has favored lower-quality names over the last six months; the rationale being that lower quality names had more leverage to an economic recovery and were mispriced relative to higher quality companies with more visibility. This focus dampened the Fund's total return for the one-year period.

INDUSTRIALS AND FINANCIAL STOCKS TOP PERFORMERS

The Fund's industrial holdings were up 28% compared to 17% for the index. An overweighted position in Paychex, up 43% due to an improving economy and the assumption by many that it is a technology company, helped boost performance.
Small positions in Southwest Airlines and Fedex also contributed positively to performance.

The Fund's financial stocks also contributed gains and were up 23% vs. 21% for the benchmark. Benefiting from declining interest rates, increased stock and bond activity and strong mortgage loan demand, our overweighted positions in
J.P. Morgan Chase, MBNA, American Express, Goldman Sachs and Bank of New York
helped boost performance.

TELECOMMUNICATIONS AND CONSUMER DISCRETIONARY DISAPPOINT

The Fund's underweighting in telecommunications stocks relative to the benchmark dampened overall performance. The lower-quality, higher-risk nature of these companies does not conform to our investment discipline of buying high-quality companies with good prospects at attractive valuations. But after a prolonged period of decline, telecommunication companies such as AT&T Wireless surprised many by rising 99% while Sprint gained 72%. While we believe conceptually in the future of wireless, we have significant near-term concerns about weak balance sheets, substantial customer penetration levels, aggressive pricing, and uncertainty over the technology platform that will ultimately prevail in the telecommunications industry. Consistent with our investing strategy, the Fund held positions in larger, more stable telecommunications stocks such as SBC.

While specific consumer discretionary names helped the Fund, our emphasis on paying the right price for growth kept us from outperforming in this sector as we avoided highly-valued names such as Ebay. Large active weights in the names that recovered from concerns about their future growth contributed strong performance. Examples of these include retailers Target and Home Depot.

LONG-TERM INVESTING GOOD STRATEGY

Patience is key to successful long-term investing. After three years of market declines, many long-term investors were rewarded in 2003 with positive returns.
Although evidence of a strong economic recovery is mixed, ongoing negatives such as high unemployment and wavering consumer confidence should be offset by positives such as an improved GDP, favorable fiscal and monetary policies, and improved corporate earnings.

Although there will always be uncertainties surrounding the equity markets, we believe that over time, equities present the best opportunity for investors to grow their assets. We also continue to believe in a disciplined dollar cost averaging strategy. While it does not assure profits or protect against losses in a declining market, we believe it is the best way to take advantage of the natural highs and lows in a market cycle. We look forward to helping you meet your financial goals in the future.

Sincerely,

Mark Mitchell
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

--------------------------------------------------------------------------------
                                       46

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Social Awareness
Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On
September30, 2003, the value of your investment in Class A shares of the Series
(with dividends reinvested) would have been to $11,803. By comparison, the same
$10,000 investment would have grown to $16,969 based on the Domini Social
Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                           % OF
                                                        NET ASSETS
                                                        ----------
              Microsoft Corporation                        6.3%
              American International Group, Inc.           4.3%
              Cisco Systems, Inc.                          3.8%
              Johnson & Johnson                            3.7%
              Comcast Corporation                          3.4%
              *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                            1 YEAR       5 YEARS     SINCE INCEPTION
                            ----------------------------------------
         A  Shares          20.95%       (0.65%)     3.31%  (11-1-96)
         A  Shares with
            sales charge    13.99%       (1.81%)     2.43%  (11-1-96)
         B  Shares          20.07%       (1.63%)     2.26%  (11-1-96)
         B  Shares with
            CDSC            15.07%       (2.03%)     2.26%  (11-1-96)
         C  Shares          20.04%         N/A      (6.80%) (1-29-99)
         C  Shares with
            CDSC            19.04%         N/A      (6.80%) (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       47

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ADVERTISING - 1.5%
Omnicom Group, Inc. ...................              3,500     $  251,475

APPLICATION SOFTWARE - 1.6%
Intuit, Inc.* .........................              5,800        279,792

ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
Bank of New York Company, Inc. ........              4,200        122,262

BIOTECHNOLOGY - 2.3%
Amgen, Inc.* ..........................              6,000        387,420

BROADCASTING & CABLE TV - 3.4%
Comcast Corporation* ..................             18,637        575,510

COMMUNICATIONS EQUIPMENT - 6.0%
ADC Telecommunications, Inc.* .........             77,500        180,575
Cisco Systems, Inc.* ..................             32,500        635,050
Nokia OYJ ADR .........................              4,700         73,320
Qualcomm, Inc. ........................              2,900        120,756
                                                               ----------
                                                                1,009,701
COMPUTER HARDWARE - 2.0%
Dell, Inc.* ...........................             10,100        337,239

CONSUMER FINANCE - 3.2%
American Express Company ..............              6,200        279,372
MBNA Corporation ......................             11,900        271,320
                                                               ----------
                                                                  550,692
DATA PROCESSING & OUTSOURCED SERVICE - 1.4%
Paychex, Inc. .........................              7,000        237,510

DEPARTMENT STORES - 0.5%
Kohl's Corporation* ...................              1,500         80,250

DIVERSIFIED BANKS - 4.8%
Bank of America Corporation ...........              5,000        390,200
Wells Fargo & Company .................              8,200        422,300
                                                               ----------
                                                                  812,500
DIVERSIFIED CAPITAL MARKETS - 1.2%
J.P. Morgan Chase & Company ...........              6,000        205,980
DRUG RETAIL - 1.1%
CVS Corporation .......................              4,600        142,876
Walgreen Company ......................              1,200         36,768
                                                               ----------
                                                                  179,644
ELECTRONIC MANUFACTURING SERVICES - 1.5%
Molex, Inc. ...........................              8,700        248,733

GENERAL MERCHANDISE STORES - 2.7%
Target Corporation ....................             12,200        459,086

HEALTH CARE DISTRIBUTORS - 1.8%
Cardinal Health, Inc. .................              5,112        298,490

HEALTH CARE EQUIPMENT - 2.8%
Medtronic, Inc. .......................             10,200        478,584

                                                   NUMBER        MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES       VALUE
--------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL - 3.2%
Home Depot, Inc. ......................             12,600     $  401,310
Lowe's Companies, Inc. ................              2,800        145,320
                                                               ----------
                                                                  546,630
HOUSEHOLD PRODUCTS - 4.9%
Colgate-Palmolive Company .............              5,300        296,217
Procter & Gamble Company ..............              5,700        529,074
                                                               ----------
                                                                  825,291
INDUSTRIAL CONGLOMERATES - 1.5%
3M Company ............................              3,600        248,652

INDUSTRIAL GASES - 1.3%
Praxair, Inc. .........................              3,700        229,215

INSURANCE BROKERS - 1.3%
Marsh & McLennan Companies, Inc. ......              4,600        219,006

INTEGRATED TELECOMMUNICATION SERVICES - 3.3%
SBC Communications, Inc. ..............             19,348        430,493
Verizon Communications, Inc. ..........              4,200        136,248
                                                               ----------
                                                                  566,741
INVESTMENT BANKING & BROKERAGE - 1.7%
Goldman Sachs Group, Inc. .............              1,800        151,020
Merrill Lynch & Company, Inc. .........              2,500        133,825
                                                               ----------
                                                                  284,845
LIFE & HEALTH INSURANCE - 1.2%
Aflac, Inc. ...........................              6,200        200,260

MOTORCYCLE MANUFACTURERS - 2.1%
Harley-Davidson, Inc. .................              7,500        361,500

MOVIES & ENTERTAINMENT - 3.2%
Time Warner, Inc.* ....................             15,500        234,205
Walt Disney Company ...................              4,300         86,731
Viacom, Inc. (Cl. B) ..................              5,900        225,970
                                                               ----------
                                                                  546,906
MULTI-LINE INSURANCE - 4.3%
American International Group, Inc. ....             12,654        730,136

OIL & GAS EQUIPMENT & SERVICES - 1.2%
BJ Services Company* ..................              6,100        208,437

OIL & GAS EXPLORATION & PRODUCTION - 1.0%
Devon Energy Corporation ..............              3,700        178,303

PERSONAL PRODUCTS - 0.5%
Avon Products, Inc. ...................              1,400         90,384

PHARMACEUTICALS - 6.6%
Johnson & Johnson .....................             12,704        629,102
Merck & Company, Inc. .................              9,600        485,952
                                                               ----------
                                                                1,115,054

--------------------------------------------------------------------------------
                           48  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES (CONTINUED)
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES         VALUE
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 1.6%
Chubb Corporation .....................              4,100   $    266,008

PUBLISHING - 0.6%
McGraw-Hill Companies, Inc. ...........              1,700        105,621

REGIONAL BANKS - 0.7%
Fifth Third Bancorp ...................              2,100        116,067

SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* ..............              5,400         97,956

SEMICONDUCTORS - 3.9%
Analog Devices, Inc.* .................              4,900        186,298
Intel Corporation .....................             13,600        374,136
Texas Instruments, Inc. ...............              4,200         95,760
                                                             ------------
                                                                  656,194
SOFT DRINKS - 5.5%
Coca-Cola Company .....................             10,600        455,376
PepsiCo, Inc. .........................             10,300        472,049
                                                             ------------
                                                                  927,425
SYSTEMS SOFTWARE - 6.3%
Microsoft Corporation .................             38,200      1,061,578

THRIFTS & MORTGAGE FINANCE - 1.7%
Fannie Mae ............................              4,200        294,840
                                                             ------------
   Total common stocks - 96.7%                                 16,391,917

REPURCHASE AGREEMENT - 4.8%
---------------------------
United Missouri Bank, 0.65%, 10-01-03
   (Collateralized by FNMA, 10-01-03,
   amount of a value of $824,000 and a
   with repurchase amount of $807,015)            $807,000        807,000
                                                             ------------
   Total investments - 101.5% ............................     17,198,917
   Liabilities, less cash & other assets - (1.5%) ........       (253,929)
                                                             ------------
   Total net assets - 100.0% .............................    $16,944,988
                                                             ============

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $18,873,277.
*Non-income producing security
ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           49  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY EQUITY FUND - TECHNOLOGY SERIES
NOVEMBER 15, 2003

Subadvisor, Wellington Management Company, LLC

TO OUR SHAREHOLDERS:

REVIEW
The rebound in the technology sector that began during the fourth quarter of
2002 was sustained for the twelve months ended September 30, 2003. The stellar performance of the technology sector for the twelve-month period was slightly abated in late March when the Iraqi conflict and SARS dominated the news.
However, investors' optimism quickly returned as the US economy began showing signs of a rebound and the fundamentals of technology stocks began improving.

The Security Technology Fund returned 67.93% for the 12-month period ended
September 30, 2003, versus 65.99% for the Fund's benchmark, the Goldman Sachs
Technology Index(1). The Fund slightly outperformed the Goldman Sachs Technology
Composite for the same time period. In particular, the Fund's overweight in the semiconductor sub-sector was additive to performance as semiconductor stocks led the rebound in the technology sector. Global chip sales have improved thanks to increased demand from telecom companies for products like camera-enabled phones.
Further, semiconductor unit sales and prices have begun rising and should continue to contribute to investors' bullish stance on this sub-sector. Strong performers for the twelve-month period for the Fund include Agere and Fairchild
Semiconductor. Another strong sub-sector for the period was computer storage.
The Fund's sizeable overweight in Maxtor Corp. had significant positive impact on performance.

In the software sub-sector, our top holding, Microsoft, has lagged the overall technology sector, but continues to deliver steady performance. The company recently doubled its annual dividend, but the yield remains low at 16 cents per share (about 0.6%), suggesting management is waiting to see how the European
Union antitrust case is resolved before making more dramatic changes to its dividend policy. Elsewhere, the recent hostile bid by Oracle for PeopleSoft probably marks the start of a period of consolidation for software.

The competitive landscape for hardware is tougher, however, as it is quickly becoming a commodity. That said, companies like Dell and IBM are well positioned against these trends. In the case of the technology equipment providers like
Cisco, Nokia and Samsung, stocks have been buoyed by strong sales trends.
Looking into next year, the launch of new high-end phones should continue to make these stocks attractive.

On the negative side, the benchmark relative performance of the Fund was affected. This ocurred by missing the speculative run up of the Internet software and services related stocks that had been beaten down dramatically in
2002, yet had a surprising rebound in 2003.

OUTLOOK
The technology slump is clearly behind us. The industry is giving clear signs of stabilization, with a pickup in new equipment orders, and sales of server computers on the rise. Additionally, demand for technology should strengthen aided by the substantial fiscal and monetary stimuli. However, cautious stock picking will be key to investing in this sector in the months ahead, as many technology stocks may have become stretched from a valuation standpoint.

Sincerely,

The Global Technology Portfolio Management Team
Wellington Management Company, LLP

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced. Investments in technology stocks may be subject to additional risks such as increased price volatility and lack of diversification.

--------------------------------------------------------------------------------
                                       50

MANAGER'S COMMENTARY (CONTINUED)

SECURITY EQUITY FUND - TECHNOLOGY SERIES
NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Technology Series on May 1, 2000, and reflects deduction of the 5.75% sales load. On September30,
2003, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $3,751. By comparison, the same $10,000 investment would have been $7,218, based on the S&P 500 Index's performance and
$3,388 based on the Goldman Sachs Technology Index. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                               % OF
                                                            NET ASSETS
                                                            ----------
          Microsoft Corporation                                 9.9%
          Cisco Systems, Inc.                                   6.8%
          First Data Corporation                                4.9%
          Maxtor Corporation                                    4.2%
          St Microelectronics N.V.                              4.1%
          *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                         1 YEAR       SINCE INCEPTION
                                         ----------------------------
          A Shares                       67.93%    (23.62%)  (5-01-00)
          A Shares with sales charge     58.57%    (24.93%)  (5-01-00)
          B Shares                       67.11%    (24.59%)  (5-01-00)
          B Shares with CDSC             62.11%    (25.26%)  (5-01-00)
          C Shares                       66.67%    (24.65%)  (5-01-00)
          C Shares with CDSC             65.67%    (24.65%)  (5-01-00)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

--------------------------------------------------------------------------------
                                       51

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY EQUITY FUND -
TECHNOLOGY SERIES
--------------------------------------------------------------------------------

                                                   NUMBER          MARKET
COMMON STOCKS                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
APPLICATION SOFTWARE - 1.1%
Cognos, Inc.* .........................              4,100     $  127,182

COMMUNICATIONS EQUIPMENT - 15.5%
Avaya, Inc.* ..........................             13,900        151,510
Brocade Communications Systems,
   Inc.* ..............................             29,800        155,556
Cisco Systems, Inc.* ..................             39,700        775,738
Nokia OYJ ADR .........................             27,600        430,560
Nortel Networks Corporation* ..........             36,100        148,010
Polycom, Inc.* ........................              5,900         97,999
                                                               ----------
                                                                1,759,373
COMPUTER HARDWARE - 5.6%
Dell, Inc.* ...........................             13,400        447,426
International Business Machines
   Corporation ........................              2,100        185,493
                                                               ----------
                                                                  632,919
COMPUTER STORAGE & PERIPHERALS - 4.1%
Maxtor Corporation* ...................             38,867        473,011

DATA PROCESSING & OUTSOURCED SERVICE - 9.8%
Alliance Data Systems
   Corporation* .......................              2,600         68,640
Bisys Group, Inc.* ....................             13,000        170,950
Computer Sciences Corporation* ........              4,500        169,065
First Data Corporation ................             14,000        559,440
Sabre Holdings Corporation ............              6,700        143,983
                                                               ----------
                                                                1,112,078

DIVERSIFIED COMMERCIAL SERVICES - 3.3%
Cendant Corporation* ..................             20,000        373,800

ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion
   Corporation ........................              2,600         44,564

ELECTRONIC EQUIPMENT MANUFACTURERS - 1.0%
Nanya Technologies* ...................             14,800        114,419

INTERNET SOFTWARE & SERVICES - 5.0%
Verisign, Inc.* .......................             13,200        177,804
Yahoo!, Inc.* .........................             11,200        396,256
                                                               ----------
                                                                  574,060
IT CONSULTING & SERVICES - 2.0%
Accenture, Ltd.* ......................             10,300        230,102

MOVIES & ENTERTAINMENT - 1.3%
Time Warner, Inc.* ....................              9,600        145,056

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES         VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 7.8%
Applied Materials, Inc.* ..............              7,900    $   143,306
ASE Test Limited* .....................             15,700        136,433
ASM Lithography Holding N.V.* .........             14,054        184,529
Kla-Tencor Corporation* ...............              2,200        113,080
Mindspeed Technologies, Inc.* .........             19,300        104,027
Novellus Systems, Inc.* ...............              3,000        101,250
Varian Semiconductor Equipment
   Associates, Inc.* ..................              2,800        104,860
                                                              -----------
                                                                  887,485
SEMICONDUCTORS - 19.2%
Agere Systems, Inc.* ..................             41,300        126,791
Analog Devices, Inc.* .................              8,800        334,576
Fairchild Semiconductor
   International, Inc.* ...............             16,600        275,228
Intel Corporation .....................              8,300        228,333
Nvidia Corporation* ...................              6,500        103,422
STMicroelectronics N.V. ...............             19,252        463,011
Taiwan Semiconductor
   Manufacturing Company, Ltd. ........             11,663        126,310
Texas Instruments, Inc. ...............             20,000        456,000
United Microelectronics
   Corporation ADR ....................             14,800         66,748
                                                              -----------
                                                                2,180,419
SYSTEMS SOFTWARE - 12.7%
Microsoft Corporation .................             40,400      1,122,716
Network Associates, Inc.* .............              8,100        111,456
Oracle Corporation* ...................              3,200         35,904
Red Hat, Inc.* ........................             17,000        171,700
                                                              -----------
                                                                1,441,776
TECHNOLOGY DISTRIBUTORS - 1.5%
Ingram Micro, Inc.* ...................             12,800        167,040
                                                              -----------
   Total common stocks - 90.3%                                 10,263,284

REPURCHASE AGREEMENT - 1.4%
---------------------------
State Street, 0.25%, 10-01-03
   (Collateralized by FHLMC, 1.25%,
   8-27-04, with a value of $160,305
   and a repurchase amount of $154,937)           $154,936        154,936
                                                              -----------
   Total investments - 91.7% .............................     10,418,220
   Cash & other assets, less liabilites - 8.3% ...........        941,960
                                                              -----------
   Total net assets - 100.0% .............................    $11,360,180
                                                              ===========

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $9,573,680.
* Non income producing security
  ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           52  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY LARGE CAP VALUE FUND

NOVEMBER 15, 2003
Valerie Sill Senior Portfolio Manager	Advisor, The Dreyfus Corporation

TO OUR SHAREHOLDERS:

We are pleased to present this Annual Report for the Security Large Cap Value
Fund, covering the 12-month period from October 1, 2002 through September 30,
2003. For the twelve-month period ended September 30, 2003, the Fund produced a total return of 20.24%.(1) In comparison, the Fund's benchmark, the S&P Barra
Value Index, produced a total return of 26.55%.

We are pleased that the Fund generated strong absolute returns. While the Fund trailed its benchmark during this time period, it performed in line versus its peer group of large cap value funds.

Fundamental support for this year's stock market rally can be seen in corporate profits that are recovering very well from their lows in early 2002. For the S&P
500 Index, earnings for the first six months of 2003 increased 9.1% relative to the same period in 2002, and for the second half of this year the increase is expected to be over 14%. However, the strong profit gains are due more to corporate cost cutting than to improved sales. Productivity is improving as companies are maintaining or slowly increasing production with fewer workers, leading to what some are calling a "jobless recovery." Looking across several measures of employment, the labor plight seems to have stabilized, though it is not yet demonstrably improving. The best hint of forthcoming expansion can be found in the increase in temporary jobs, a practice used by many firms before they commit to offering permanent employment. For the large majority of workers with jobs, the recent income tax cuts have boosted take-home pay and helped retail sales. The economy should also get another boost early next year from larger income tax refunds.

The Fund's pro-cyclical positioning has led to a substantial improvement in performance during this period. The Fund's holdings in capital goods, basic materials, technology, advertising, and brokerage have been significant contributors to the Fund's performance.

The Fund's strongest performing sectors included financial services, capital goods, and energy. The top five performing securities during this time period were Corning, McDonald's, Koninklijke Philips Electronics, J.P.Morgan Chase, and
Intel. The Fund's weakest performing sectors were utilities, consumer non-durables, and health care. The five weakest securities in the Fund were
American International Group, Nokia, Schering-Plough, AT&T, and Motorola.

The Fund adheres to an investment philosophy that is value-oriented, research driven, and risk averse. We attribute the Fund's relatively strong performance primarily to our stock selection strategy, which emphasizes large capitalization value stocks that possess strong business fundamentals and have a catalyst in place to generate capital appreciation. The catalyst may take many forms, including accelerating sales and earnings growth, improving balance sheet trends, new management, and restructuring. The overall risk and valuation characteristics of the Fund are carefully monitored to help ensure adequate diversification and low volatility of returns.

Sincerely,

Valerie J. Sill
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
                                       53

MANAGER'S COMMENTARY (CONTINUED)

SECURITY LARGE CAP VALUE FUND
NOVEMBER 15, 2003

================================= PERFORMANCE ==================================

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Large Cap Value
Fund on September 30, 1993, and reflects deduction of the 5.75% sales load. On
September 30, 2003, the value of your investment in Class A shares of the fund
(with dividends reinvested) would have grown to $13,057. By comparison, the same
$10,000 investment would have grown to $23,910 based on the S&P Barra Value
Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Citigroup, Inc.                                      5.0%
Koninklijke (Royal) Philips Electronics N.V. ADR     3.4%
Morgan Stanley                                       3.2%
Goldman Sachs Group, Inc.                            3.1%
United Technologies Corporation                      3.0%
*At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                                               SINCE
                              1 YEAR   5 YEARS   10 YEARS    INCEPTION
                              ----------------------------------------

          A Shares            20.24%   (3.50%)     3.37%        N/A

          A Shares with
             sales charge     13.30%   (4.64%)     2.75%        N/A

          B Shares            19.36%   (4.43%)      N/A        2.60%
                                                            (10-19-93)

          B Shares with
             CDSC             14.36%   (4.82%)      N/A        2.60%
                                                            (10-19-93)

          C Shares            19.23%     N/A        N/A       (6.07%)
                                                             (1-29-99)
          C Shares with
             CDSC             18.23%     N/A        N/A       (6.07%)
                                                             (1-29-99)
--------------------------------------------------------------------------------

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       54

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

                                          PRINCIPAL AMOUNT
                                              OR NUMBER            MARKET
CORPORATE BONDS                               OF SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 0.0%
Alderwoods Group, Inc.:
 12.25% - 2009 ........................            $10,200         11,297
Multicare Companies, Inc.,
   0.00% - 2007*(1) ...................           $200,000             --
                                                               ----------
                                                                   11,297

REFINING - 0.2%
Crown Central Petroleum,
   10.875% - 2005 .....................           $200,000        128,000

SERVICES - 0.0%
American Eco Corporation,
   9.625% - 2008* .....................           $125,000             12
                                                               ----------
   Total corporate bonds - 0.2%                                   139,309

PREFERRED STOCK
---------------
MOVIES & ENTERTAINMENT - 2.2%
News Corporation, Ltd. ADR ............             47,600      1,299,004

COMMON STOCK
------------
AEROSPACE & DEFENSE - 3.7%
Rockwell Collins, Inc. ................             15,600        393,900
United Technologies Corporation .......             23,300      1,800,624
                                                               ----------
                                                                2,194,524
ALUMINUM - 1.0%
Alcoa, Inc. ...........................             23,800        622,608

APPAREL, ACCESSORIES & LUXURY GOODS - 0.5%
Jones Apparel Group, Inc. .............             10,300        308,279

APPLICATION SOFTWARE - 0.2%
Cadence Design Systems, Inc.* .........              9,700        129,980

BROADCASTING & CABLE TV - 1.8%
Liberty Media Corporation* ............            106,400      1,060,808

COMMUNICATIONS EQUIPMENT - 7.3%
Comverse Technology, Inc.* ............             18,100        270,776
Corning, Inc.* ........................            165,100      1,555,242
Telefonaktiebolaget LM Ericsson
   ADR* ...............................             45,800        672,344
Nokia OYJ ADR .........................             88,000      1,372,800
Nortel Networks Corporation* ..........             71,800        294,380
3Com Corporation* .....................             36,800        217,120
                                                               ----------
                                                                4,382,662
COMPUTER HARDWARE - 1.3%
International Business Machines
   Corporation ........................              8,600        759,638

CONSTRUCTION & FARM MACHINERY - 0.6%
Deere & Company .......................              6,500        346,515

                                                  NUMBER           MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER ELECTRONICS - 4.2%
Koninklijke (Royal) Philips Electronics
   N.V. ADR ...........................             89,600     $2,053,632
Sony Corporation ADR ..................             13,000        452,400
                                                               ----------
                                                                2,506,032
CONSUMER FINANCE - 0.9%
American Express Company ..............             12,300        554,238

DATA PROCESSING & OUTSOURCED SERVICE - 2.0%
Automatic Data Processing, Inc. .......             16,900        605,865
Sungard Data Systems, Inc.* ...........             23,000        605,130
                                                               ----------
                                                                1,210,995
DIVERSIFIED BANKS - 4.7%
Bank of America Corporation ...........             12,000        936,480
Comerica, Inc .........................              6,600        307,560
Fleetboston Financial Corporation .....             31,300        943,695
U.S. Bancorp ..........................             24,800        594,952
                                                               ----------
                                                                2,782,687
DIVERSIFIED CAPITAL MARKETS - 2.2%
J.P. Morgan Chase & Company ...........             37,900      1,301,107

ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Emerson Electric Company ..............             11,400        600,210

FOOD RETAIL - 1.0%
Kroger Company* .......................             17,500        312,725
Safeway, Inc* .........................             12,700        291,338
                                                               ----------
                                                                  604,063
HEALTH CARE DISTRIBUTORS - 1.0%
McKesson Corporation ..................             18,000        599,220

HEALTH CARE EQUIPMENT - 3.4%
C.R. Bard, Inc. .......................              6,200        440,200
Baxter International, Inc. ............             33,700        979,322
Becton, Dickinson & Company ...........             16,500        595,980
                                                               ----------
                                                                2,015,502
HEALTH CARE SERVICES - 0.0%
Genesis Health Ventures, Inc.* ........                227          5,505

HOUSEHOLD APPLIANCES - 0.5%
Black & Decker Corporation ............              7,000        283,850

INDUSTRIAL MACHINERY - 1.2%
Eaton Corporation .....................              7,900        700,098

INSURANCE BROKERS - 0.9%
Marsh & McLennan Companies, Inc. ......             11,900        566,559

INTEGRATED OIL & GAS - 4.8%
BP plc ADR ............................             19,200        808,320
Exxon Mobil Corporation ...............             31,600      1,156,560
Royal Dutch Petroleum Company .........             20,000        884,000
                                                               ----------
                                                                2,848,880

--------------------------------------------------------------------------------
                           55  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER           MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
Sprint Corporation (FON Group) ........             24,300      $ 366,930
Verizon Communications, Inc. ..........             15,900        515,796
                                                               ----------
                                                                  882,726
INVESTMENT BANKING & BROKERAGE - 9.9%
Goldman Sachs Group, Inc. .............             22,100      1,854,190
Lehman Brothers Holdings, Inc. ........              9,800        676,984
Merrill Lynch & Company, Inc. .........             27,900      1,493,487
Morgan Stanley ........................             37,400      1,887,204
                                                               ----------
                                                                5,911,865
LIFE & HEALTH INSURANCE - 1.2%
John Hancock Financial
   Services, Inc. .....................             20,500        692,900

MANAGED HEALTHCARE - 1.3%
Aetna, Inc. ...........................             13,100        799,493

MOVIES & ENTERTAINMENT - 1.7%
Viacom, Inc. (Cl. B) ..................             27,000      1,034,100

MULTI-LINE INSURANCE - 2.7%
American International Group, Inc. ....             14,500        836,650
Hartford Financial Services
   Group, Inc. ........................              5,800        305,254
Loews Corporation .....................             11,200        452,144
                                                               ----------
                                                                1,594,048
OFFICE ELECTRONICS - 1.0%
Xerox Corporation* ....................             59,900        614,574

OFFICE SERVICES & SUPPLIES - 0.7%
Pitney Bowes, Inc. ....................             10,600        406,192

OIL & GAS EQUIPMENT & SERVICES - 1.4%
Schlumberger, Ltd. ....................             16,900        817,960

OIL & GAS EXPLORATION & PRODUCTION - 0.9%
Anadarko Petroleum Corporation ........             13,400        559,584

OTHER DIVERSIFIED FINANACIAL SERVICES - 5.9%
Citigroup, Inc. .......................             64,966      2,956,602
Principal Financial Group, Inc. .......             18,900        585,711
                                                               ----------
                                                                3,542,313
PACKAGED FOODS & MEATS - 2.0%
H. J. Heinz Company ...................             16,900        579,332
Nestle SA .............................             10,600        611,015
                                                               ----------
                                                                1,190,347

PAPER PRODUCTS - 0.5%
International Paper Company ...........              7,300        284,846

PHARMACEUTICALS - 3.2%
Johnson & Johnson .....................             12,100        599,192
Pfizer, Inc. ..........................             23,260        706,639
Wyeth .................................             12,800        590,080
                                                               ----------
                                                                1,895,911

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                  NUMBER           MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES          VALUE
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 2.7%
Allstate Corporation ..................             29,200    $ 1,066,676
Travelers Property Casualty
   Corporation ........................             35,000        555,800
                                                               ----------
                                                                1,622,476
PUBLISHING - 2.3%
Gannett Company, Inc ..................             12,200        946,232
Knight-Ridder, Inc. ...................              6,000        400,200
                                                             ------------
                                                                1,346,432
RAILROADS - 1.0%
Union Pacific Corporation .............             10,700        622,419

RESTAURANTS - 2.6%
McDonald's Corporation ................             65,700      1,546,578

SEMICONDUCTORS - 2.7%
Agere Systems, Inc.* ..................            138,500        425,195
Intel Corporation .....................             42,400      1,166,424
                                                             ------------
                                                                1,591,619
SYSTEMS SOFTWARE - 2.9%
BMC Software, Inc.* ...................             16,000        222,880
Microsoft Corporation .................             53,700      1,492,323
                                                             ------------
                                                                1,715,203
THRIFTS & MORTGAGE FINANCE - 1.2%
Fannie Mae ............................             10,400        730,080

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Sprint Corporation (PCS Group)* .......             50,900        291,657
                                                             ------------
   Total common stocks - 94.0%                                 56,077,283

U.S. GOVERNMENT & AGENCIES - 2.2%
   Federal Farm Credit Bank,
   1.00%, 10-01-03 ....................         $1,318,000      1,318,000
                                                             ------------
   Total investments - 98.6% .............................     58,833,596
   Cash & other assets, less liabilities - 1.4% ..........        841,170
                                                             ------------
   Total net assets - 100.0% .............................    $59,674,766
                                                             ============

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $57,832,944.
*   Non-income producing security
ADR (American Depositary Receipt)
plc (public limited company)
(1) Security is fair valued

--------------------------------------------------------------------------------
                           56  SEE ACCOMPANYING NOTES.

MANAGER'S COMMENTARY

SECURITY MID CAP GROWTH FUND

NOVEMBER 15, 2003
James P. Schier Senior Portfolio Manager	Advisor, Security Management Company, LLC

TO OUR SHAREHOLDERS:

Capitalizing on selecting the right stocks and taking positions in outperforming sectors, the year ended September 30, 2003, proved to be a positive one for the
Security Mid Cap Growth Fund. For the period, the Fund returned 54.20% compared to its benchmark, the S&P Mid Cap Growth Index, which was up only 25.36%.(1) The
Security Mid Cap Growth Fund outperformed its benchmark index by nearly 30% and its peer group's median return by approximately 27%.

Our strategy, to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability, continues to work. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity.

OVERWEIGHT POSITION AND STOCK SELECTION CONTRIBUTE GAINS

An overweight position of 36% in the information technology sector compared to
15% for the index boosted the Fund's performance. Moreover, stock selection added value as 14 of the Fund's stocks were up 60%, with five of the 14 doubling in price.

Looking back, technology was very much the place to be in the market prior to
2000. However, since the tech bubble burst in early 2000, technology stocks have done so poorly for so long that valuations got to a level where they started to look interesting. Although there is only an emerging demonstration of increasing orders, there has been much anticipation that companies would begin to increase capital expenditures. It is this anticipation that has caused technology stocks to rally.

The portfolio's best technology performers included mostly niche companies.
These include business intelligence software provider Hyperion, a beneficiary of the rash of national corporate scandals. Hyperion was up 58% for the year.
Increased focus on the infrastructure and energy efficiency issues boosted clean-coal technology company KFX to post a 79% return. Microsemiconductor, a provider of missile defense systems and aerospace applications, benefited greatly from increased spending by the defense industry. The stock gained 172%
for the period.

HEALTH CARE SELECTION ALSO STRONG

While the Fund was underweight in the health care sector relative to its benchmark, the sector returned 68% compared to 27% for the index. Owning the right stocks was key, evidenced by nine of the Fund's holdings being up 50% or more. The Fund was overweight the benchmark in biotech stocks which was the sector's top performer. While most of biotech company's products are in the conceptual stage and are not as yet profitable, the market revalued them as their products passed key development hurdles on the way to getting FDA approval. The portfolio's top performers in the health care sector included
Esperion Therapeutic, a company focused on cholesterol-treating drugs that was founded by the developer of Lipitor.

STOCK SELECTION KEY TO INDUSTRIAL RETURN

The industrial sector contributed to the Fund's performance primarily due to
Power-One, a leading power semiconductor supplier to the communications industry. The stock had an amazing run, advancing 246% during the period. Of the holdings in this sector, four rose 50% and three of the four doubled in price.

FOCUSED ON SMALLER, NIMBLE COMPANIES

Small and medium sized companies continue to outperform larger companies. In
2000, the valuation gap between these categories was stretched to an extreme level as investors were willing to pay approximately more than two times the multiple for smaller companies than for larger companies. We believe this was the result of structural changes in the way people invest. The proliferation of large defined contribution plans and large mutual fund complexes produced an environment in which fund managers were willing to pay a premium for liquidity.
Given this, it created an investment opportunity in smaller and mid cap stocks.

Since small and mid cap securities have outperformed larger cap stocks since
2000, this valuation gap has returned to a more normal level recently. While historically there have been periods where the market has paid a premium for smaller and medium sized companies, it is unclear today whether we will enter one of those periods now.

--------------------------------------------------------------------------------
                                       57

MANAGER'S COMMENTARY (CONTINUED)

SECURITY MID CAP GROWTH FUND

NOVEMBER 15, 2003

Nonetheless, there is still a valuation gap that does favor investing in smaller companies and our work still continues to uncover opportunities. The economic environment could possibly provide a better backdrop for continued smaller company performance. In a slower economic environment, large cap companies will find it ever more difficult to grow large revenue bases in a meaningful way. If this is the case, the market could place greater emphasis on smaller, more nimble companies. Lastly, if the dollar continues to weaken and should foreign investors decide to reduce their dollar denominated financial investments, large capitalization  stocks could face a more challenging environment. To the extent foreign investors hold equities, they tend to be oriented to the biggest blue chip equities.

Sincerely,

James P. Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

================================= PERFORMANCE ==================================

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Mid Cap Growth Fund on September 30, 1993, and reflects deduction of the 5.75% sales load. On
September 30, 2003, the value of your investment in Class A shares of the fund
(with dividends reinvested) would have grown to $28,108. In comparison, the same
$10,000 investment would have grown to $31,808 based on the S&P Mid Cap Growth
Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             TOP 5 EQUITY HOLDINGS*

                                                          % OF
                                                       NET ASSETS
                                                       ----------
              Hollis Eden Pharmaceuticals                 3.7%
              Axciom Corporation                          3.5%
              @Road, Inc.                                 3.0%
              Power-One, Inc.                             2.8%
              Ligand Pharmaceuticals, Inc. (CI. B)        2.8%
              *At September 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2003

                                                           SINCE
                            1 YEAR    5 YEARS 10 YEARS   INCEPTION
       -----------------------------------------------------------

       A Shares             54.20%    15.68%   11.55%       N/A

       A Shares with
         sales charge       45.31%    14.31%   10.89%       N/A

       B Shares             52.88%    14.60%     N/A      10.56%
                                                        (10-19-93)

       B Shares with
          CDSC              47.88%    14.37%     N/A      10.56%
                                                        (10-19-93)

       C Shares             52.96%      N/A      N/A       8.63%
                                                         (1-29-99)

       C Shares with
          CDSC              51.96%      N/A      N/A       8.63%
                                                         (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       58

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
APPLICATION SOFTWARE - 2.4%
Hyperion Solutions Corporation* .......             50,000   $  1,443,500
Intelidata Technologies Corporation* ..            517,500      1,221,300
Tibco Software, Inc.* .................            289,600      1,549,360
                                                             ------------
                                                                4,214,160
ASSET MANAGEMENT & CUSTODY BANKS - 2.2%
Northern Trust Corporation ............             49,000      2,079,560
Waddell & Reed Financial, Inc. ........             70,000      1,649,900
                                                             ------------
                                                                3,729,460
BIOTECHNOLOGY - 4.5%
Cell Genesys, Inc.* ...................             54,000        679,320
Exact Sciences Corporation* ...........             56,800        766,800
Genvec, Inc.* .........................            330,000        973,500
Novavax, Inc.* ........................            126,000        924,840
Sciclone Pharmaceuticals, Inc.* .......            339,367      2,680,999
Strategic Diagnostics, Inc.* ..........            206,300        856,145
Vical, Inc.* ..........................            156,000        907,920
                                                             ------------
                                                                7,789,524
BROADCASTING & CABLE TV - 1.8%
Cinar Corporation (Cl. B)* ............            349,600      1,048,800
Salem Communications Corporation* .....            103,600      2,008,804
                                                             ------------
                                                                3,057,604
COMMUNICATIONS EQUIPMENT - 13.1%
ADC Telecommunications, Inc.* .........          1,035,000      2,411,550
Adaptec Telecommunications,
   Inc.* ..............................            430,000      3,250,800
Arris Group, Inc.* ....................            364,000      2,093,000
Ciena Corporation* ....................            280,000      1,654,800
Commscope, Inc.* ......................            160,000      1,929,600
EFJ, Inc.* ............................            255,650        997,035
Extreme Networks, Inc.* ...............            250,000      1,577,500
Finisar Corporation* ..................          1,000,000      2,250,000
Harris Corporation ....................             53,700      1,921,923
Sonus Networks, Inc.* .................            300,000      2,079,000
Symmetricom, Inc.* ....................             44,900        284,217
Terayon Communication Systems,
   Inc.* ..............................            371,100      2,133,825
                                                             ------------
                                                               22,583,250
COMPUTER STORAGE & PERIPHERALS - 1.0%
Drexler Technology Corporation* .......            117,400      1,645,948

CONSTRUCTION & ENGINEERING - 1.5%
Shaw Group, Inc.* .....................            253,700      2,666,387

DATA PROCESSING & OUTSOURCED SERVICE - 2.4%
Computer Sciences Corporation* ........             60,000      2,254,200
Fiserv, Inc.* .........................             50,000      1,811,500
                                                             ------------
                                                                4,065,700
DIVERSIFIED COMMERCIAL SERVICES - 0.5%
Navigant Consulting, Inc.* ............             64,800        797,688

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.1%
KFx, Inc.* ............................            720,000   $  3,614,400

ELECTRICAL COMPONENTS & EQUIPMENT - 3.5%
Energy Conversion Devices, Inc.* ......            111,000      1,166,610
Power-One, Inc.* ......................            470,000      4,836,300
                                                             ------------
                                                                6,002,910
ELECTRONIC EQUIPMENT MANUFACTURERS - 3.7%
Aeroflex, Inc.* .......................            180,000      1,593,000
Identix, Inc.* ........................             77,000        402,710
Maxwell Technologies, Inc.* ...........            277,000      2,529,010
Universal Display Corporation* ........            168,800      1,753,832
                                                             ------------
                                                                6,278,552
HEALTH CARE EQUIPMENT - 1.7%
Bioject Medical Technologies, Inc.* ...            300,000      1,050,000
Closure Medical Corporation* ..........             35,000        853,650
Micro Therapeutics, Inc.* .............            204,000      1,079,160
                                                             ------------
                                                                2,982,810
HEALTH CARE FACILITIES - 3.2%
Amsurg Corporation* ...................             55,300      1,824,347
Lifepoint Hospitals, Inc.* ............             48,000      1,154,400
U.S. Physical Therapy, Inc.* ..........             97,000      1,186,407
United Surgical Partners
   International, Inc.* ...............             50,000      1,415,000
                                                             ------------
                                                                5,580,154
HEALTH CARE SERVICES - 3.5%
Hooper Holmes, Inc. ...................            568,000      3,777,200
NDCHealth Corporation .................             59,400      1,244,430
Providence Service Corporation* .......             62,900        993,820
                                                             ------------
                                                                6,015,450
HEALTH CARE SUPPLIES - 0.9%
Orthovita, Inc* .......................            375,000      1,462,500

INDUSTRIAL MACHINERY - 1.7%
Flowserve Corporation* ................             72,000      1,461,600
Quixote Corporation ...................             35,700        897,855
Tennant Company .......................             17,100        629,964
                                                             ------------
                                                                2,989,419
INSURANCE BROKERS - 3.1%
Arthur J. Gallagher & Company .........            120,000      3,393,600
Hilb, Rogal & Hamilton Company ........             60,000      1,862,400
                                                             ------------
                                                                5,256,000
INTERNET SOFTWARE & SERVICES - 3.0%
@Road, Inc.* ..........................            380,000      5,111,000

IT CONSULTING & OTHER SERVICES - 4.9%
Acxiom Corporation* ...................            383,800      6,048,688
Keane, Inc.* ..........................            182,000      2,325,960
                                                             ------------
                                                                8,374,648

--------------------------------------------------------------------------------
                           59 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2003

--------------------------------------------------------------------------------
SECURITY MID CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                  NUMBER         MARKET
COMMON STOCKS                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
LEISURE PRODUCTS - 2.4%
Mattel, Inc. ..........................            215,000   $  4,076,400

MOVIES & ENTERTAINMENT - 0.5%
Lions Gate Entertainment
   Corporation* .......................            308,300        921,817

MULTI-UTILITIES & UNREGULATED POWER - 1.0%
Williams Companies, Inc. ..............            190,000      1,789,800

OIL & GAS DRILLING - 2.1%
Ensco International, Inc. .............             82,300      2,207,286
Rowan Companies, Inc.* ................             60,000      1,474,800
                                                             ------------
                                                                3,682,086
OIL & GAS EQUIPMENT & SERVICES - 2.8%
Cooper Cameron Corporation* ...........             42,000      1,940,820
Grant Prideco, Inc.* ..................            165,000      1,681,350
Tidewater, Inc. .......................             44,000      1,245,200
                                                             ------------
                                                                4,867,370
OIL & GAS EXPLORATION & PRODUCTION - 4.3%
Devon Energy Corporation ..............             22,770      1,097,286
EOG Resources, Inc. ...................             44,000      1,836,560
Evergreen Resources, Inc.* ............            162,000      4,374,000
Syntroleum Corporation* ...............             35,350        142,107
                                                             ------------
                                                                7,449,953
OIL & GAS REFINING, MARKETING & TRANSPORT - 0.9%
Western Gas Resources, Inc. ...........             40,000      1,520,000

PACKAGED FOODS & MEATS - 0.3%
Monterey Pasta Company* ...............            156,000        577,200

PHARMACEUTICALS - 8.8%
Esperion Therapeutics, Inc.* ..........            208,000      4,053,920
Hollis Eden Pharmaceuticals* ..........            257,744      6,278,644
Ligand Pharmaceuticals, Inc. (Cl. B)*..            368,800      4,753,832
                                                             ------------
                                                               15,086,396
PUBLISHING - 2.1%
E.W. Scripps Company ..................             43,000      3,659,300

REGIONAL BANKS - 0.9%
Boston Private Financial
   Holdings, Inc. .....................             65,000      1,531,400

RESTAURANTS - 0.9%
Rare Hospitality International, Inc.*..             60,000      1,494,600

SEMICONDUCTORS - 7.3%
Applied Micro Circuits Corporation* ...            500,000      2,435,000
Hi/Fn, Inc.* ..........................            151,300      1,114,173
Ixys Corporation* .....................            285,600      2,676,072
LSI Logic Corporation* ................            173,300      1,557,967
Microsemiconductor
   Corporation* .......................            160,000      2,438,400
Monolithic System
   Technology, Inc.* ..................            146,800      1,234,588
Xicor, Inc.* ..........................            116,950      1,086,466
                                                             ------------
                                                               12,542,666

                                                  NUMBER         MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES        VALUE
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 0.4%
Rentech, Inc.* ........................          1,139,300   $    751,938

SPECIALTY STORES - 2.3%
Cost Plus, Inc.* ......................             62,250      2,298,270
Hibbett Sporting Goods, Inc.* .........             69,000      1,650,480
                                                             ------------
                                                                3,948,750
TRADING COMPANIES & DISTRIBUTORS - 1.6%
MSC Industrial Direct Company, Inc. ...            130,000      2,710,500
                                                             ------------
   Total common stocks - 99.3% ...........................    170,827,740

WARRANTS - 0.4%
---------------
Bioject Medical Technology, Inc. ......              5,625          2,038
Hollis Eden Pharmaceuticals ...........              8,143        132,615
KFx, Inc. .............................            144,000        418,424
Orthovita, Inc. .......................             75,000        135,444
                                                             ------------
                                                                  688,521
                                                             ------------
   Total investments - 99.7% .............................    171,516,261
   Cash & other assets, less liabilities - 0.3% ..........        430,903
                                                             ------------
   Total net assets - 100.0% .............................   $171,947,164
                                                             ============

For federal income tax purposes, the identified cost of investments owned at
 September 30, 2003 was $142,618,798.
* Non-income producing security

--------------------------------------------------------------------------------
                           60 SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003                                                                       SECURITY EQUITY FUND
                                                                      ------------------------------------------------------------
                                                        SECURITY                                        SOCIAL         MID CAP
                                                       LARGE CAP          EQUITY         GLOBAL        AWARENESS        VALUE
                                                       VALUE FUND         SERIES         SERIES         SERIES          SERIES
                                                      ------------    ------------    ------------    ------------    ------------
ASSETS
Investments, at value(1) ..........................   $ 58,833,596    $496,985,842    $ 65,329,539    $ 16,391,917    $202,630,775
Repurchase agreements, at value(1) ................             --              --              --         807,000         514,000
Cash ..............................................            733              --              --           1,512           9,140
Cash denominated in a foreign currency, at value(2)             --              --         160,781              --              --
Receivables:
   Fund shares sold ...............................          3,476         101,785         454,622           3,785         674,017
   Securities sold ................................      1,596,195       2,015,204       2,279,326          32,974              --
   Interest .......................................          3,660              --           1,297              --          42,111
   Dividends ......................................         50,710         426,382          97,409          11,214         134,690
Foreign taxes recoverable .........................             --              --          12,523              --              --
Prepaid expenses ..................................         17,933          19,339          14,656           8,856          22,019
                                                      ------------    ------------    ------------    ------------    ------------
     Total assets .................................   $ 60,506,303    $499,548,552    $ 68,350,153    $ 17,257,258    $204,026,752
                                                      ------------    ------------    ------------    ------------    ------------
LIABILITIES
Cash overdraft ....................................   $         --    $     74,522    $  3,017,047    $         --    $         --
Payable for:
   Securities purchased ...........................        728,908              --         249,188         267,198       2,558,964
   Fund shares redeemed ...........................          1,965         274,695         414,364           3,437         293,304
   Written options, at value ......................             --              --              --              --          20,250
   Management fees ................................         37,596         318,763          56,357          14,261         169,348
   Custodian fees .................................          1,626           3,732          12,013             551           2,436
   Transfer and administration fees ...............         18,695          85,357          30,556           5,522          46,073
   Professional fees ..............................          6,030          33,530           6,530           6,030          12,030
   12b-1distribution plan fees ....................         29,301         149,467          57,004          13,333         140,521
   Other ..........................................          7,416          63,536           9,691           1,938          16,070
                                                      ------------    ------------    ------------    ------------    ------------
     Total liabilities ............................        831,537       1,003,602       3,852,750         312,270       3,258,996
                                                      ------------    ------------    ------------    ------------    ------------
NET ASSETS ........................................   $ 59,674,766    $498,544,950    $ 64,497,403    $ 16,944,988    $200,767,756
                                                      ============    ============    ============    ============    ============
NET ASSETS CONSIST OF:
Paid in capital ...................................   $ 78,791,466    $456,279,041    $ 78,441,929    $ 20,862,241    $161,566,056
Accumulated undistributed net investment income
   (loss) .........................................        154,396         607,081        (277,637)             --         146,960
Accumulated undistributed net realized gain (loss)
   on sale of investments, futures, options and
   foreign currency transactions ..................    (20,555,442)    (24,856,591)    (19,332,287)     (2,260,264)      2,149,182
Net unrealized appreciation (depreciation)
   in value of investments, futures, options and
   translation of assets and liabilities in
   foreign currency ...............................      1,284,346      66,515,419       5,665,398      (1,656,989)     36,905,558
                                                      ------------    ------------    ------------    ------------    ------------
     Total net assets .............................   $ 59,674,766    $498,544,950    $ 64,497,403    $ 16,944,988    $200,767,756
                                                      ============    ============    ============    ============    ============
CLASS "A" SHARES
Capital shares outstanding ........................      8,981,434      71,940,041       3,656,551         518,254       4,650,488
Net assets ........................................   $ 45,857,845    $430,161,012    $ 42,711,153    $  9,243,299    $113,821,878
Net asset value per share .........................   $       5.11    $       5.98    $      11.68    $      17.84    $      24.48
                                                      ============    ============    ============    ============    ============
Offering price per share (net asset value
   divided by 94.25%) .............................   $       5.42    $       6.34    $      12.39    $      18.93    $      25.97
                                                      ============    ============    ============    ============    ============
CLASS "B" SHARES
Capital shares outstanding ........................      2,400,720      11,408,430       1,506,317         370,029       2,346,824
Net assets ........................................   $ 11,687,089    $ 61,732,808    $ 16,460,701    $  6,153,243    $ 53,947,123
Net asset value per share .........................   $       4.87    $       5.41    $      10.93    $      16.63    $      22.99
                                                      ============    ============    ============    ============    ============
CLASS "C" SHARES
Capital shares outstanding ........................        429,828       1,168,145         476,822          91,028       1,411,917
Net assets ........................................   $  2,129,832    $  6,651,130    $  5,325,549    $  1,548,446    $ 32,998,755
Net asset value per share .........................   $       4.96    $       5.69    $      11.17    $      17.01    $      23.37
                                                      ============    ============    ============    ============    ============

(1) Investments, including repurchase agreements,
    at cost .......................................   $ 57,549,250    $430,470,423    $ 59,670,931    $ 18,855,906    $166,343,045
(2) Cash denominated in a foreign currency, at cost             --              --         160,706              --              --

--------------------------------------------------------------------------------
                          61  SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

SEPTEMBER 30, 2003                                                                   SECURITY EQUITY FUND
                                                            -----------------------------------------------------------------------
                                                             SMALL CAP      ENHANCED                                     LARGE CAP
                                                              GROWTH         INDEX      INTERNATIONAL    SELECT 25(R)     GROWTH
                                                              SERIES         SERIES         SERIES          SERIES        SERIES
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS
Investments, at value(1) ................................   $22,963,818    $13,935,313    $ 8,835,731    $23,760,260    $25,901,998
Repurchase agreements, at value(1) ......................     3,000,000        518,000             --      1,127,000        469,207
Cash ....................................................       543,950            909            315          1,241             --
Cash denominated in a foreign currency, at value(2) .....            --             --        141,729             --             --
Receivables:
   Fund shares sold .....................................         5,866         13,853          4,820          2,857          1,846
   Securities sold ......................................       288,943             --        754,313             --             --
   Dividends ............................................           155         15,915         14,393         10,270         20,417
   Security Management Company ..........................            --             --          4,434             --             --
Foreign taxes recoverable ...............................            --             --          2,865             --             --
Prepaid expenses ........................................         8,022         10,006         10,339         10,169         12,240
                                                            -----------    -----------    -----------    -----------    -----------
     Total assets .......................................   $26,810,754    $14,493,996    $ 9,768,939    $24,911,797    $26,405,708
                                                            -----------    -----------    -----------    -----------    -----------
LIABILITIES
Payable for:
   Securities purchased .................................   $ 1,938,139    $     5,935    $   375,605    $        --    $   136,408
   Fund shares redeemed .................................        25,592         30,217        135,142         41,201            419
   Variation margin .....................................            --          4,080             --             --             --
   Management fees ......................................        20,171          5,952          9,295         15,769         23,645
   Custodian fees .......................................         4,207            410          3,395            638            599
   Transfer and administration fees .....................        14,057          7,895          9,653          6,880         11,949
   Professional fees ....................................         6,030          6,030          5,956          6,030          6,030
   12b-1distribution plan fees ..........................        21,689        134,103         69,867         14,401         57,781
   Other ................................................         3,822          1,995            933          3,216          1,722
                                                            -----------    -----------    -----------    -----------    -----------
     Total liabilities ..................................     2,033,707        196,617        609,846         88,135        238,553
                                                            -----------    -----------    -----------    -----------    -----------
NET ASSETS ..............................................   $24,777,047    $14,297,379    $ 9,159,093    $24,823,662    $26,167,155
                                                            ===========    ===========    ===========    ===========    ===========

NET ASSETS CONSIST OF:
Paid in capital .........................................   $33,102,017    $21,129,913    $11,913,420    $37,650,495    $29,602,336
Accumulated undistributed net investment income (loss) ..            --             --         14,667             --             --
Accumulated undistributed net realized gain (loss)
   on sale of investments, futures and foreign
   currency transactions ................................   (13,109,316)    (6,963,604)    (3,019,816)   (12,372,632)    (4,020,066)
Net unrealized appreciation (depreciation)
   in value of investments, futures and translation
   of assets and liabilities in foreign currency ........     4,784,346        131,070        250,822       (454,201)       584,885
                                                            -----------    -----------    -----------    -----------    -----------
     Total net assets ...................................   $24,777,047    $14,297,379    $ 9,159,093    $24,823,662    $26,167,155
                                                            ===========    ===========    ===========    ===========    ===========
CLASS "A" SHARES
Capital shares outstanding ..............................     1,238,546        829,322        670,896      1,429,316      2,879,226
Net assets ..............................................   $14,406,465    $ 6,377,355    $ 4,360,931    $10,396,185    $16,178,610
Net asset value per share ...............................   $     11.63    $      7.69    $      6.50    $      7.27    $      5.62
                                                            ===========    ===========    ===========    ===========    ===========
Offering price per share (net asset value
   divided by 94.25%) ...................................   $     12.34    $      8.16    $      6.90    $      7.71    $      5.96
                                                            ===========    ===========    ===========    ===========    ===========
CLASS "B" SHARES
Capital Shares Outstanding ..............................       624,863        666,135        350,617      1,165,971      1,202,382
Net assets ..............................................   $ 6,837,641    $ 4,928,764    $ 2,204,127    $ 8,202,874    $ 6,556,703
Net asset value per share ...............................   $     10.94    $      7.40    $      6.29    $      7.04    $      5.45
                                                            ===========    ===========    ===========    ===========    ===========
CLASS "C" SHARES
Capital shares outstanding ..............................       316,907        403,160        411,071        882,149        626,244
Net assets ..............................................   $ 3,532,941    $ 2,991,260    $ 2,594,035    $ 6,224,603    $ 3,431,842
Net asset value per share ...............................   $     11.15    $      7.42    $      6.31    $      7.06    $      5.48
                                                            ===========    ===========    ===========    ===========    ===========

(1) Investments, including repurchase agreements, at cost   $21,179,472    $14,314,090    $ 8,588,329    $25,341,461    $25,786,320
(2) Cash denominated in a foreign currency, at cost .....            --             --        141,685             --             --

--------------------------------------------------------------------------------
                           62  SEE ACCOMPANYING NOTES.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

SEPTEMBER 30, 2003                                                   SECURITY EQUITY FUND
                                                                   -------------------------
                                                                                    ALPHA        SECURITY
                                                                   TECHNOLOGY    OPPORTUNITY      MID CAP
                                                                     SERIES         SERIES       GROWTH FUND
                                                                   -----------    -----------    -----------
ASSETS
Investments, at value(1) .......................................   $10,263,284    $ 5,959,294   $171,516,261
Repurchase agreements, at value(1) .............................       154,936        219,499             --
Cash ...........................................................            --         35,454             --
Restricted cash ................................................            --         30,000             --
Receivables:
   Fund shares sold ............................................         4,597         70,724        159,033
   Securities sold .............................................       987,827        415,054      2,997,037
   Deposit for short sales .....................................            --        106,123             --
   Due from broker for proceeds on securities sold short .......            --        162,723             --
   Interest ....................................................            --            415             --
   Dividends ...................................................           354          2,282         31,930
Security Management Company ....................................            --          1,611             --
Prepaid expenses ...............................................        15,429         38,084         17,120
                                                                   -----------    -----------   ------------
     Total assets ..............................................   $11,426,427    $ 7,041,263   $174,721,381
                                                                   -----------    -----------   ------------
LIABILITIES
Cash overdraft .................................................   $        --    $        --   $    937,346
Securities sold short, at value(2) .............................            --        161,200             --
Payable for:
   Securities purchased ........................................            --        437,516      1,476,598
   Fund shares redeemed ........................................         6,190             --         66,649
   Variation margin ............................................            --         30,300             --
   Management fees .............................................         9,854         10,325        114,686
   Custodian fees ..............................................         1,581          2,516          1,674
   Transfer and administration fees ............................         7,572          1,979         51,390
   Professional fees ...........................................         6,064          2,030         10,530
   12b-1distribution plan fees .................................        34,251          5,907         98,253
   Other .......................................................           735            279         17,091
                                                                   -----------    -----------   ------------
     Total liabilities .........................................        66,247        652,052      2,774,217
                                                                   -----------    -----------   ------------
NET ASSETS .....................................................   $11,360,180    $ 6,389,211   $171,947,164
                                                                   ===========    ===========   ============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $17,716,499    $ 6,272,737   $136,622,561
Accumulated undistributed net investment income (loss) .........          (643)           (78)            --
Accumulated undistributed net realized gain (loss)
   on sale of investments, futures, options and foreign
   currency transactions .......................................    (7,449,016)       282,350      5,544,268
Net unrealized appreciation (depreciation)
   in value of investments, short positions, futures, options
   and translation of assets and liabilities in foreign currency     1,093,340       (165,798)    29,780,335
                                                                   -----------    -----------   ------------
     Total net assets ..........................................   $11,360,180    $ 6,389,211   $171,947,164
                                                                   ===========    ===========   ============
CLASS "A" SHARES
Capital shares outstanding .....................................     1,858,866        287,405     12,378,557
Net assets .....................................................   $ 7,397,737    $ 2,935,062   $134,208,368
Net asset value per share ......................................   $      3.98    $     10.21   $      10.84
                                                                   ===========    ===========   ============
Offering price per share (net asset value
   divided by 94.25%) ..........................................   $      4.22    $     10.83   $      11.50
                                                                   ===========    ===========   ============
CLASS "B" SHARES
Capital shares outstanding .....................................       439,521        169,772      2,763,750
Net assets .....................................................   $ 1,676,201    $ 1,731,067   $ 26,459,428
Net asset value per share ......................................   $      3.81    $     10.20   $       9.57
                                                                   ===========    ===========   ============
CLASS "C" SHARES
Capital shares outstanding .....................................       601,280        168,989      1,090,411
Net assets .....................................................   $ 2,286,242    $ 1,723,082   $ 11,279,368
Net asset value per share ......................................   $      3.80    $     10.20   $      10.34
                                                                   ===========    ===========   ============

(1) Investments, including repurchase agreements, at cost ......   $ 9,324,649    $ 6,256,036   $141,735,926
(2) Securites sold short, at proceeds ..........................   $        --    $   162,723   $         --

--------------------------------------------------------------------------------
                           63  SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003                                                 SECURITY EQUITY FUND
                                                                      --------------------------------------------------------
                                                        SECURITY                                     SOCIAL          MID CAP
                                                       LARGE CAP        EQUITY         GLOBAL       AWARENESS         VALUE
                                                       VALUE FUND       SERIES         SERIES         SERIES          SERIES
                                                       -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME:
   Dividends .......................................   $   821,430    $ 7,166,396    $ 1,180,677    $   201,393    $ 1,544,909
   Securities lending ..............................            --             --         17,349             --             --
   Interest ........................................        50,745        400,926          6,318          5,402        436,043
                                                       -----------    -----------    -----------    -----------    -----------
                                                           872,175      7,567,322      1,204,344        206,795      1,980,952
   Less: Foreign tax expense .......................            --             --       (102,210)            --             --
                                                       -----------    -----------    -----------    -----------    -----------
     Total investment income .......................       872,175      7,567,322      1,102,134        206,795      1,980,952

EXPENSES:
   Management fees .................................       354,074      3,835,089        629,134        160,322      1,497,711
   Custodian fees ..................................         8,095         21,237        105,821          4,011         13,556
   Transfer/maintenance fees .......................        92,052        612,267        200,737         49,798        308,021
   Administration fees .............................        45,668        463,638        100,851         16,543        138,120
   Directors' fees .................................        17,956         11,425          1,426            352          2,895
   Professional fees ...............................        11,888         42,141         17,330          7,452         19,422
   Reports to shareholders .........................         4,968         75,855         12,560          3,410         27,391
   Registration fees ...............................        28,605         50,501         32,941         45,203         84,070
   Other expenses ..................................         3,563         16,423          3,642          1,687          9,561
   12b-1 distribution plan fees - Class A ..........        94,698      1,093,930        106,808         20,938        207,824
   12b-1 distribution plan fees - Class B ..........        74,903        677,023         66,303         62,625        429,679
   12b-1 distribution plan fees - Class C ..........        18,403         60,712         44,545         13,945        236,732
                                                       -----------    -----------    -----------    -----------    -----------
   Total expenses ..................................       754,873      6,960,241      1,322,098        386,286      2,974,982
                                                       -----------    -----------    -----------    -----------    -----------
   Net investment income (loss) ....................       117,302        607,081       (219,964)      (179,491)      (994,030)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments .....................................    (4,625,189)    (5,174,059)    (8,664,059)      (902,119)     2,127,626
   Futures .........................................            --     (2,897,731)            --             --             --
   Options written and purchased ...................            --             --             --             --        727,251
   Foreign currency transactions ...................            --             --       (204,772)            --             --
                                                       -----------    -----------    -----------    -----------    -----------
     Net realized gain (loss) ......................    (4,625,189)    (8,071,790)    (8,868,831)      (902,119)     2,854,877

Net change in unrealized appreciation (depreciation)
 during the period on:
   Investments .....................................    12,145,945     89,930,127     22,332,949      3,990,064     52,397,006
   Options written and purchased ...................            --             --             --             --        603,941
   Translation of assets and liabilities
     in foreign currencies .........................            --             --          4,106             --             --
                                                       -----------    -----------    -----------    -----------    -----------
   Net unrealized appreciation (depreciation) ......    12,145,945     89,930,127     22,337,055      3,990,064     53,000,947
                                                       -----------    -----------    -----------    -----------    -----------
      Net gain (loss) ..............................     7,520,756     81,858,337     13,468,224      3,087,945     55,855,824

                                                       -----------    -----------    -----------    -----------    -----------
       Net increase (decrease) in net assets
         resulting from operations .................   $ 7,638,058    $82,465,418    $13,248,260    $ 2,908,454    $54,861,794
                                                       ===========    ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------
                           64  SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30, 2003                                         SECURITY EQUITY FUND
                                                       ------------------------------------------------------------------
                                                        SMALL CAP     ENHANCED                                LARGE CAP
                                                         GROWTH        INDEX      INTERNATIONAL   SELECT 25(R)  GROWTH
                                                         SERIES        SERIES        SERIES         SERIES       SERIES
                                                       ----------    ----------    ----------    ----------    ----------
INVESTMENT INCOME:
   Dividends .......................................   $   19,456    $  230,672    $  235,095    $  214,089    $  208,294
   Securities lending ..............................           --            --         6,804            --         1,390
   Interest ........................................       20,889         6,093         8,445        20,228         2,473
                                                       ----------    ----------    ----------    ----------    ----------
                                                           40,345       236,765       250,344       234,317       212,157
   Less: Foreign tax expense .......................           --            --       (27,197)           --            --
                                                       ----------    ----------    ----------    ----------    ----------
     Total investment income .......................       40,345       236,765       223,147       234,317       212,157

EXPENSES:
   Management fees .................................      176,598       102,732        86,416       190,086       189,339
   Custodian fees ..................................       23,979        13,324        36,230         3,438         7,358
   Transfer/maintenance fees .......................      133,811        30,519        14,990        66,347        44,343
   Administration fees .............................       19,303        28,493        71,987        23,736        18,791
   Directors' fees .................................          303           307           145           512           365
   Professional fees ...............................        7,468         7,370         7,668         7,788         7,427
   Reports to shareholders .........................        1,031         1,512           907         8,289         2,518
   Registration fees ...............................       29,712        30,758        31,066        46,337        29,021
   Other expenses ..................................        1,937         1,398         1,100         2,205         1,234
   12b-1 distribution plan fees - Class A ..........       24,763        15,265         9,742        28,913        31,488
   12b-1 distribution plan fees - Class B ..........       50,789        48,693        18,706        85,228        33,083
   12b-1 distribution plan fees - Class C ..........       26,758        27,223        20,886        52,567        30,303
                                                       ----------    ----------    ----------    ----------    ----------
   Total expenses ..................................      496,452       307,594       299,843       515,446       395,270
   Less: Reimbursement of expenses - Class A .......      (22,997)       (6,378)      (35,720)           --            --
         Reimbursement of expenses - Class B .......      (12,489)       (4,987)      (18,007)           --            --
         Reimbursement of expenses - Class C .......       (6,507)       (2,833)      (19,821)           --            --
                                                       ----------    ----------    ----------    ----------    ----------
   Net expenses ....................................      454,459       293,396       226,295       515,446       395,270
                                                       ----------    ----------    ----------    ----------    ----------
   Net investment income (loss) ....................     (414,114)      (56,631)       (3,148)     (281,129)     (183,113)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments .....................................    2,366,986    (2,955,929)      395,092    (3,750,965)   (2,266,684)
   Futures .........................................           --        25,649            --            --            --
   Foreign currency transactions ...................           --            --        17,815            --            --
                                                       ----------    ----------    ----------    ----------    ----------
     Net realized gain (loss) ......................    2,366,986    (2,930,280)      412,907    (3,750,965)   (2,266,684)

Net change in unrealized appreciation (depreciation)
 during the period on:
   Investments .....................................    5,227,406     6,020,571     1,053,713     6,658,939     5,276,183
   Futures .........................................           --       100,000            --            --            --
   Translation of assets and liabilities
     in foreign currencies .........................           --            --         2,979            --            --
                                                       ----------    ----------    ----------    ----------    ----------
   Net unrealized appreciation (depreciation) ......    5,227,406     6,120,571     1,056,692     6,658,939     5,276,183
                                                       ----------    ----------    ----------    ----------    ----------
      Net gain (loss) ..............................    7,594,392     3,190,291     1,469,599     2,907,974     3,009,499
                                                       ----------    ----------    ----------    ----------    ----------
       Net increase (decrease) in net assets
         resulting from operations .................   $7,180,278    $3,133,660    $1,466,451    $2,626,845    $2,826,386
                                                       ==========    ==========    ==========    ==========    ==========

--------------------------------------------------------------------------------
                           65  SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30, 2003                    SECURITY EQUITY FUND
(EXCEPT AS NOTED)                                     --------------------------
                                                                       ALPHA        SECURITY
                                                      TECHNOLOGY    OPPORTUNITY      MID CAP
                                                        SERIES         SERIES      *GROWTH FUND
                                                      -----------    -----------   ------------
INVESTMENT INCOME:
   Dividends ......................................   $    16,300    $    11,974    $   304,968
   Securities lending .............................         1,585             --             --
   Interest .......................................           834          6,886         69,048
                                                      -----------    -----------    -----------
                                                           18,719         18,860        374,016
   Less: Foreign tax expense ......................          (248)            --             --
                                                      -----------    -----------    -----------
     Total investment income ......................        18,471         18,860        374,016

EXPENSES:
   Management fees ................................        73,680         27,342      1,031,797
   Custodian fees .................................        12,464          2,833         10,634
   Transfer/maintenance fees ......................        21,188            142        337,371
   Administration fees ............................        64,764          3,115        126,910
   Directors' fees ................................           115             47         16,949
   Professional fees ..............................         8,783          4,483         20,645
   Reports to shareholders ........................           688            233         18,543
   Registration fees ..............................        29,043          3,446         32,600
   Other expenses .................................         1,339            268          6,936
   12b-1 distribution plan fees -- Class A ........        10,971          1,449        273,976
   12b-1 distribution plan fees -- Class B ........        12,341          3,940        198,176
   12b-1 distribution plan fees -- Class C ........        17,458          3,936         81,644
                                                      -----------    -----------    -----------
   Total expenses .................................       252,834         51,234      2,156,181
   Less: Reimbursement of expenses -- Class A .....       (23,623)        (3,076)            --
         Reimbursement of expenses -- CLASS B .....        (9,092)        (2,177)            --
         Reimbursement of expenses -- Class C .....       (13,034)        (2,177)            --
                                                      -----------    -----------    -----------
   Net expenses ...................................       207,085         43,804      2,156,181
                                                      -----------    -----------    -----------
   Net investment income (loss) ...................      (188,614)       (24,944)    (1,782,165)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments ....................................       566,589        250,884      7,618,758
   Futures ........................................            --         56,332             --
   Options written and purchased ..................            --             --        367,114
   Foreign currency transactions ..................          (643)            --             --
                                                      -----------    -----------    -----------
     Net realized gain (loss) .....................       565,946        307,216      7,985,872
Net change in unrealized appreciation
    (depreciation) during the period on:
   Investments ....................................     3,081,011        (77,243)    52,055,563
   Securities sold short ..........................            --          1,523             --
   Futures ........................................            --        (90,078)            --
   Options written and purchased ..................            --             --        230,934
   Translation of assets and liabilities
     in foreign currencies ........................          (231)            --             --
                                                      -----------    -----------    -----------

   Net unrealized appreciation (depreciation)           3,080,780       (165,798)    52,286,497
                                                      -----------    -----------    -----------
      Net gain (loss) .............................     3,646,726        141,418     60,272,369
                                                      -----------    -----------    -----------
       Net increase (decrease) in net assets
         resulting from operations ................   $ 3,458,112    $   116,474    $58,490,204
                                                      ===========    ===========    ===========

*For the period beginning July 7, 2003 (commencement of operations) to September 30, 2003.

--------------------------------------------------------------------------------
                           66 SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2003                                                  SECURITY EQUITY FUND
                                                                      ---------------------------------------------------------
                                                        SECURITY                                     SOCIAL           MID CAP
                                                       LARGE CAP        EQUITY         GLOBAL       AWARENESS          VALUE
                                                       VALUE FUND       SERIES         SERIES         SERIES           SERIES
                                                       -----------    -----------    -----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) .....................   $   117,302   $    607,081    $  (219,964)   $  (179,491)   $   (994,030)
  Net realized gain (loss) during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ....    (4,625,189)    (8,071,790)    (8,868,831)      (902,119)      2,854,877
  Net change in unrealized appreciation
    (depreciation) during the period on investments,
    options written and purchased and translation
    of assets and liabilities in foreign currencies     12,145,945     89,930,127     22,337,055      3,990,064      53,000,947
                                                       -----------   ------------    -----------    -----------    ------------
    Net increase (decrease) in net assets resulting
       from operations .............................     7,638,058     82,465,418     13,248,260      2,908,454      54,861,794
NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ......................    12,624,901    (67,957,739)   (22,741,341)      (440,061)     21,441,016
                                                       -----------   ------------    -----------    -----------    ------------
    Total increase (decrease) in net assets ........    20,262,959     14,507,679     (9,493,081)     2,468,393      76,302,810
                                                       -----------   ------------    -----------    -----------    ------------
NET ASSETS:
  Beginning of period ..............................    39,411,807    484,037,271     73,990,484     14,476,595     124,464,946
                                                       -----------   ------------    -----------    -----------    ------------
  End of period ....................................   $59,674,766   $498,544,950    $64,497,403    $16,944,988    $200,767,756
                                                       ===========   ============    ===========    ===========    ============
  Undistributed net investment income (loss)
    at end of period ...............................   $   154,396   $    607,081    $  (277,637)   $        --    $    146,960
                                                       ===========   ============    ===========    ===========    ============

--------------------------------------------------------------------------------
                           67  SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30, 2003                                                   SECURITY EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                         SMALL CAP      ENHANCED                                    LARGE CAP
                                                          GROWTH         INDEX     INTERNATIONAL    SELECT 25(R)     GROWTH
                                                          SERIES         SERIES        SERIES         SERIES         SERIES
                                                       -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) .....................   $  (414,114)   $   (56,631)   $    (3,148)   $  (281,129)   $  (183,113)
  Net realized gain (loss) during the period on
    investments, futures, and foreign currency
    transactions ...................................     2,366,986     (2,930,280)       412,907     (3,750,965)    (2,266,684)
  Net change in unrealized appreciation
    (depreciation) during the period on investments,
    futures, and translation of assets and
    liabilities in foreign currencies ..............     5,227,406      6,120,571      1,056,692      6,658,939      5,276,183
                                                       -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets resulting
       from operations .............................     7,180,278      3,133,660      1,466,451      2,626,845      2,826,386

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ......................     2,791,333     (6,261,504)     1,094,684     (2,256,498)     9,601,678
                                                       -----------    -----------    -----------    -----------    -----------
    Total increase (decrease) in net assets ........     9,971,611     (3,127,844)     2,561,135        370,347     12,428,064
                                                       -----------    -----------    -----------    -----------    -----------
NET ASSETS:
  Beginning of period ..............................    14,805,436     17,425,223      6,597,958     24,453,315     13,739,091
                                                       -----------    -----------    -----------    -----------    -----------
  End of period ....................................   $24,777,047    $14,297,379    $ 9,159,093    $24,823,662    $26,167,155
                                                       ===========    ===========    ===========    ===========    ===========
  Undistributed net investment income (loss)
    at end of period ...............................   $        --    $        --    $    14,667    $        --    $        --
                                                       ===========    ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------
                           68  SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30, 2003
(EXCEPT AS NOTED)                                         SECURITY EQUITY FUND
                                                      ----------------------------
                                                                         ALPHA         SECURITY
                                                       TECHNOLOGY     OPPORTUNITY       MID CAP
                                                         SERIES         SERIES*       GROWTH FUND
                                                      ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ....................   $   (188,614)   $    (24,944)   $ (1,782,165)
  Net realized gain (loss) during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ...        565,946         307,216       7,985,872
  Net change in unrealized appreciation
    (depreciation) during the period on
    investments, securities sold short, futures,
    options written and purchased and translation
    of assets and liabilities in foreign currencies      3,080,780        (165,798)     52,286,497
                                                      ------------    ------------    ------------
    Net increase (decrease) in net assets resulting
       from operations ............................      3,458,112         116,474      58,490,204

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) .....................      3,725,058       6,272,737        (876,048)
                                                      ------------    ------------    ------------
    Total increase (decrease) in net assets .......      7,183,170       6,389,211      57,614,156
                                                      ------------    ------------    ------------
NET ASSETS:
  Beginning of period .............................      4,177,010              --     114,333,008
                                                      ------------    ------------    ------------
  End of period ...................................   $ 11,360,180    $  6,389,211    $171,947,164
                                                      ============    ============    ============
  Undistributed net investment income (loss)
    at end of period ..............................   $       (643)   $        (78)   $         --
                                                      ============    ============    ============

*For the period beginning July 7, 2003 (commencement of operations) to September 30, 2003.

--------------------------------------------------------------------------------
                           69  SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2002                                                  SECURITY EQUITY FUND
                                                                       ------------------------------------------------------------
                                                        SECURITY                                         SOCIAL          MID CAP
                                                        LARGE CAP         EQUITY          GLOBAL        AWARENESS         VALUE
                                                        VALUE FUND        SERIES          SERIES          SERIES          SERIES
                                                       ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) .....................   $     32,704    $    (24,412)   $   (544,758)   $   (217,011)   $   (819,153)
  Net realized gain (loss) during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ....     (7,301,261)        552,790      (6,024,553)       (479,572)        122,959
  Net change in unrealized depreciation during
    the period on investments, translation of assets
    and liabilities in foreign currencies ..........     (3,019,290)   (123,520,914)     (4,151,411)     (3,022,750)    (16,612,323)
                                                       ------------    ------------    ------------    ------------    ------------
    Net decrease in net assets resulting
       from operations .............................    (10,287,847)   (122,992,536)    (10,720,722)     (3,719,333)    (17,308,517)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ........................................       (215,293)             --              --              --              --
    Class B ........................................             --              --              --              --              --
    Class C ........................................             --              --              --              --              --
  Net realized gain:
    Class A ........................................             --              --              --              --        (633,247)
    Class B ........................................             --              --              --              --        (370,068)
    Class C ........................................             --              --              --              --        (166,431)
  Return of Capital:
    Class A ........................................             --              --              --              --        (325,873)
    Class B ........................................             --              --              --              --        (189,772)
    Class C ........................................             --              --              --              --         (85,729)
                                                       ------------    ------------    ------------    ------------    ------------
       Total distributions to shareholders .........       (215,293)             --              --              --      (1,771,120)

TOTAL RETURN MERGER (COMPONENTS OF
  NET ASSETS OF TOTAL RETURN AS OF DATE
  OF EXCHANGE) (NOTE 9)
  Capital Stock ....................................             --       4,486,653              --              --              --
  Accumulated net investment loss ..................             --         (56,623)             --              --              --
  Accumulated loss on sale of investments ..........             --      (1,503,978)             --              --              --
  Net unrealized depreciation in value of
    investments ....................................             --        (504,764)             --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
                                                                 --       2,421,288              --              --              --
NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ......................     (1,693,088)    (59,353,916)      9,461,531      (2,830,762)     52,685,173
                                                       ------------    ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ........    (12,196,228)   (179,925,164)     (1,259,191)     (6,550,095)     33,605,536
                                                       ------------    ------------    ------------    ------------    ------------

NET ASSETS:
  Beginning of period ..............................     51,608,035     663,962,435      75,249,675      21,026,690      90,859,410
                                                       ------------    ------------    ------------    ------------    ------------
  End of period ....................................   $ 39,411,807    $484,037,271    $ 73,990,484    $ 14,476,595    $124,464,946
                                                       ============    ============    ============    ============    ============

  Undistributed net investment income (loss)
    at end of period ...............................   $     29,748    $         --    $   (145,355)   $         --    $         --
                                                       ============    ============    ============    ============    ============

--------------------------------------------------------------------------------
                           70  SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30, 2002                                    SECURITY EQUITY FUND
                                                       --------------------------------------------------------
                                                        SMALL CAP     ENHANCED
                                                          GROWTH        INDEX      INTERNATIONAL   SELECT 25(R)
                                                          SERIES        SERIES         SERIES         SERIES
                                                       -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment loss ..............................   $  (515,568)   $  (114,019)   $   (87,936)   $  (387,288)
  Net realized loss during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ....    (2,151,075)    (2,711,134)    (1,599,756)    (2,630,186)
  Net change in unrealized appreciation
    (depreciation) during the period on investments,
    translation of assets and liabilities
    in foreign currencies ..........................      (565,535)    (1,783,160)       260,949     (1,051,332)
                                                       -----------    -----------    -----------    -----------
    Net decrease in net assets resulting
       from operations .............................    (3,232,178)    (4,608,313)    (1,426,743)    (4,068,806)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ........................................            --             --             --             --
    Class B ........................................            --             --             --             --
    Class C ........................................            --             --             --             --
    Class S ........................................            --             --             --             --
  Net realized gain:
    Class A ........................................            --             --             --             --
    Class B ........................................            --             --             --             --
    Class C ........................................            --             --             --             --
    Class S ........................................            --             --             --             --
                                                       -----------    -----------    -----------    -----------
       Total distributions to shareholders
         transactions ..............................            --             --             --             --

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ......................    (7,765,681)     3,131,699      1,161,346     (1,886,756)
                                                       -----------    -----------    -----------    -----------
    Total decrease in net assets ...................   (10,997,859)    (1,476,614)      (265,397)    (5,955,562)
                                                       -----------    -----------    -----------    -----------

NET ASSETS:
  Beginning of period ..............................    25,803,295     18,901,837      6,863,355     30,408,877
                                                       -----------    -----------    -----------    -----------
  End of period ....................................   $14,805,436    $17,425,223    $ 6,597,958    $24,453,315
                                                       ===========    ===========    ===========    ===========

  Undistributed net investment loss
    at end of period ...............................   $        --    $        --    $        --    $        --
                                                       ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------
                                           71 SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30, 2002                     SECURITY EQUITY FUND
                                                       ---------------------------
                                                         LARGE CAP                      SECURITY
                                                          GROWTH       TECHNOLOGY        MID CAP
                                                          SERIES          SERIES       GROWTH FUND
                                                       ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment loss ..............................   $   (134,837)   $   (175,277)   $ (1,908,354)
  Net realized loss during the period on
    investments, futures, options written and
    purchased and foreign currency transactions ....     (1,399,190)     (3,516,067)     (1,451,172)
  Net change in unrealized appreciation
    (depreciation) during the period on investments,
    translation of assets and liabilities
    in foreign currencies ..........................     (1,410,681)      1,640,321     (14,895,843)
                                                       ------------    ------------    ------------
    Net decrease in net assets resulting
       from operations .............................     (2,944,708)     (2,051,023)    (18,255,369)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ........................................             --              --              --
    Class B ........................................             --              --              --
    Class C ........................................             --              --              --
  Net realized gain:
    Class A ........................................             --              --        (865,421)
    Class B ........................................             --              --        (192,238)
    Class C ........................................             --              --         (41,711)
                                                       ------------    ------------    ------------
       Total distributions to shareholders .........             --              --      (1,099,370)

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 6) ......................      9,713,609         855,932     (32,083,452)
                                                       ------------    ------------    ------------
    Total increase (decrease) in net assets ........      6,768,901      (1,195,091)    (51,438,191)
                                                       ------------    ------------    ------------

NET ASSETS:
  Beginning of period ..............................      6,970,190       5,372,101     165,771,199
                                                       ------------    ------------    ------------
  End of period ....................................   $ 13,739,091    $  4,177,010    $114,333,008
                                                       ============    ============    ============

  Undistributed net investment loss
    at end of period ...............................   $         --    $         --    $         --
                                                       ============    ============    ============

--------------------------------------------------------------------------------
                           72  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY LARGE CAP VALUE FUND (CLASS A)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------------------
                                                     2003(C)    2002(C)(I)(N)   2001(C)(H)       2000(C)        1999(C)
                                                   ----------   -------------   ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.25    $     5.37     $     6.42     $     7.17     $     7.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.02          0.01           0.03           0.07           0.12
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.84         (1.10)         (1.03)         (0.58)          0.75
                                                   ----------    ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.86         (1.09)         (1.00)         (0.51)          0.87

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --         (0.03)         (0.05)         (0.13)         (0.04)
Distributions (from Realized Gains) ............           --            --             --          (0.11)         (1.34)
                                                   ----------    ----------     ----------     ----------     ----------
   Total Distributions .........................           --         (0.03)         (0.05)         (0.24)         (1.38)
                                                   ----------    ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     5.11    $     4.25     $     5.37     $     6.42     $     7.17
                                                   ==========    ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        20.24%       (20.51%)       (15.68%)        (7.28%)        12.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   45,858    $   32,997     $   45,006     $   60,448     $   74,796
Ratio of Expenses to Average Net Assets ........         1.45%         1.37%          1.32%          1.27%          1.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.41%         0.20%          0.49%          0.99%          1.63%
Portfolio Turnover Rate ........................           76%           68%           180%           144%            98%

SECURITY LARGE CAP VALUE FUND (CLASS B)
                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)     2002(C)(I)(N)   2001(C)(H)       2000(C)       1999(C)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.08     $     5.18     $     6.21     $     6.95     $     7.54

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.02)         (0.04)         (0.03)            --           0.05
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.81          (1.06)         (1.00)         (0.58)          0.73
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.79          (1.10)         (1.03)         (0.58)          0.78

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --          (0.05)         (0.03)
Distributions (from Realized Gains) ............           --             --             --          (0.11)         (1.34)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --             --          (0.16)         (1.37)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     4.87     $     4.08     $     5.18     $     6.21     $     6.95
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        19.36%        (21.24%)       (16.59%)        (8.36%)        10.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   11,687     $    4,905     $    5,657     $    7,152     $    9,829
Ratio of Expenses to Average Net Assets ........         2.20%          2.27%          2.32%          2.27%          2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.42%)        (0.71%)        (0.51%)         0.01%          0.63%
Portfolio Turnover Rate ........................           76%            68%           180%           144%            98%

--------------------------------------------------------------------------------
                           73  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY LARGE CAP VALUE FUND (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)   2002(C)(I)(K)(N)  2001(C)(H)      2000(C)       1999(C)(E)
                                                   ----------  ----------------  ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.16     $     5.28     $     6.32     $     7.11     $     6.87

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.02)         (0.04)         (0.03)         (0.01)          0.03
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.82          (1.08)         (1.01)         (0.56)          0.21
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.80          (1.12)         (1.04)         (0.57)          0.24

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --          (0.11)            --
Distributions (from Realized Gains) ............           --             --             --          (0.11)            --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --             --          (0.22)            --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     4.96     $     4.16     $     5.28     $     6.32     $     7.11
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        19.23%        (21.21%)       (16.46%)        (8.10%)         3.49%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    2,130     $    1,510     $      904     $      483     $      297
Ratio of Expenses to Average Net Assets ........         2.20%          2.25%          2.33%          2.28%          2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.33%)        (0.72%)        (0.55%)        (0.10%)         0.62%
Portfolio Turnover Rate ........................           76%            68%           180%           144%            90%

--------------------------------------------------------------------------------
                           74 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -------------------------------------------------------------------------
                                                     2003(C)     2002(C)(J)(N)     2001(C)         2000(C)         1999(C)
                                                   ----------     ----------      ----------      ----------      ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     5.09     $     6.36      $    10.26      $     9.96      $     8.86

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         0.01           0.01              --              --            0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.88          (1.28)          (2.49)           0.66            1.80
                                                   ----------     ----------      ----------      ----------      ----------
Total from Investment Operations ...............         0.89          (1.27)          (2.49)           0.66            1.82

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --              --              --           (0.04)
Distributions (from Realized Gains) ............           --             --           (1.40)          (0.36)          (0.68)
Return of Capital ..............................           --             --           (0.01)             --              --
                                                   ----------     ----------      ----------      ----------      ----------
   Total Distributions .........................           --             --           (1.41)          (0.36)          (0.72)
                                                   ----------     ----------      ----------      ----------      ----------
NET ASSET VALUE END OF PERIOD ..................   $     5.98     $     5.09      $     6.36      $    10.26      $     9.96
                                                   ==========     ==========      ==========      ==========      ==========
TOTAL RETURN (a) ...............................        17.49%        (19.97%)        (27.66%)          6.64%          20.66%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  430,161     $  412,791      $  563,553      $  853,126      $  917,179
Ratio of Expenses to Average Net Assets ........         1.25%          1.11%           1.02%           1.02%           1.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.23%          0.13%           0.03%           0.03%           0.19%
Portfolio Turnover Rate ........................           54%            30%             23%             54%             36%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)    2002(C)(J)(N)     2001(C)         2000(C)        1999(C)
                                                   ----------   -------------    ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.64     $     5.86     $     9.65     $     9.47     $     8.52

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.03)         (0.05)         (0.07)         (0.10)         (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.80          (1.17)         (2.31)          0.64           1.71
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.77          (1.22)         (2.38)          0.54           1.63

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (1.40)         (0.36)         (0.68)
Return of Capital ..............................           --             --          (0.01)            --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (1.41)         (0.36)         (0.68)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     5.41     $     4.64     $     5.86     $     9.65     $     9.47
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        16.59%        (20.82%)       (28.34%)         5.69%         19.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   61,733     $   66,267     $   96,067     $  156,633     $  159,872
Ratio of Expenses to Average Net Assets ........         2.00%          2.02%          2.02%          2.02%          2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.52%)        (0.78%)        (0.97%)        (0.97%)        (0.82%)
Portfolio Turnover Rate ........................           54%            30%            23%            54%            36%

--------------------------------------------------------------------------------
                           75 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)   2002(C)(J)(K)(N)   2001(C)        2000(C)       1999(C)(E)
                                                   ----------  ----------------  ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.88     $     6.16     $    10.07     $     9.89     $    10.13

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.03)         (0.05)         (0.07)         (0.10)         (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.84          (1.23)         (2.43)          0.64          (0.19)
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.81          (1.28)         (2.50)          0.54          (0.24)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (1.40)         (0.36)            --
Return of Capital ..............................           --             --          (0.01)            --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (1.41)         (0.36)            --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     5.69     $     4.88     $     6.16     $    10.07     $     9.89
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        16.60%        (20.78%)       (28.35%)         5.55%         (2.37%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    6,651     $    4,979     $    4,230     $    5,426     $    4,507
Ratio of Expenses to Average Net Assets ........         2.00%          2.02%          2.02%          2.02%          2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.52%)        (0.76%)        (0.97%)        (0.96%)        (0.89%)
Portfolio Turnover Rate ........................           54%            30%            23%            54%            45%

--------------------------------------------------------------------------------
                           76  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                    2003(C)      2002(C)(I)(N)     2001(C)       2000(C)         1999(C)
                                                   ----------    -------------   ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     9.49     $    11.04     $    18.86     $    13.99     $    11.23

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.03)         (0.05)         (0.08)         (0.11)          0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.22          (1.50)         (4.33)          6.47           3.71
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         2.19          (1.55)         (4.41)          6.36           3.72

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --          (0.01)
Distributions (from Realized Gains) ............           --             --          (3.41)         (1.49)         (0.91)
In Excess of Net Investment Income .............           --             --             --             --          (0.04)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (3.41)         (1.49)         (0.96)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    11.68     $     9.49     $    11.04     $    18.86     $    13.99
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        23.08%        (14.04%)       (27.60%)        47.04%         34.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   42,711     $   50,893     $   48,089     $   60,909     $   28,292
Ratio of Expenses to Average Net Assets ........         2.00%          1.85%          1.90%          1.92%          2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.26%)        (0.46%)        (0.57%)        (0.62%)         0.11%
Portfolio Turnover Rate ........................           62%            36%            38%            92%           141%

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)    2002(C)(I)(N)      2001(C)        2000(C)        1999(C)
                                                   ----------   -------------    ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     8.89     $    10.38     $    18.00     $    13.45     $    10.89

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.04)         (0.10)         (0.14)         (0.17)         (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.08          (1.39)         (4.07)          6.21           3.58
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         2.04          (1.49)         (4.21)          6.04           3.47

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (3.41)         (1.49)         (0.91)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (3.41)         (1.49)         (0.91)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    10.93     $     8.89     $    10.38     $    18.00     $    13.45
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        22.95%        (14.35%)       (27.86%)        46.53%         33.04%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   16,461     $   19,021     $   23,533     $   30,951     $   20,591
Ratio of Expenses to Average Net Assets ........         2.18%          2.28%          2.39%          2.29%          3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         0.42%         (0.89%)        (1.07%)        (0.96%)        (0.87%)
Portfolio Turnover Rate ........................           62%            36%            38%            92%           141%

--------------------------------------------------------------------------------
                           77 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                    2003(C)    2002(C)(I)(K)(N)    2001(C)        2000(C)      1999(C)(E)
                                                   ----------  ----------------  ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     9.14     $    10.72     $    18.55     $    13.90     $    12.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.09)         (0.15)         (0.21)         (0.26)         (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.12          (1.43)         (4.21)          6.40           1.25
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         2.03          (1.58)         (4.42)          6.14           1.22

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (3.41)         (1.49)            --
                                                   ----------     ----------     ----------     ----------     ----------
  Total Distributions ..........................           --             --          (3.41)         (1.49)            --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    11.17     $     9.14     $    10.72     $    18.55     $    13.90
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        22.21%        (14.74%)       (28.20%)        45.67%          9.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    5,326     $    4,076     $    3,569     $    2,691     $      202
Ratio of Expenses to Average Net Assets ........         2.77%          2.74%          2.91%          2.92%          3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.96%)        (1.33%)        (1.57%)        (1.53%)        (0.49%)
Portfolio Turnover Rate ........................           62%            36%            38%            92%            90%

--------------------------------------------------------------------------------
                           78 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)        2002(C)        2001(C)        2000(C)        1999(C)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    14.75     $    17.95     $    26.04     $    24.05     $    19.37

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.13)         (0.11)         (0.07)         (0.13)         (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.22          (3.09)         (7.55)          2.50           5.09
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         3.09          (3.20)         (7.62)          2.37           5.04

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (0.47)         (0.38)         (0.36)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (0.47)         (0.38)         (0.36)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    17.84     $    14.75     $    17.95     $    26.04     $    24.05
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        20.95%        (17.83%)       (29.71%)         9.88%         26.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    9,243     $    7,355     $   10,909     $   17,702     $   13,403
Ratio of Expenses to Average Net Assets ........         2.05%          1.66%          1.43%          1.42%          1.42%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.76%)        (0.58%)        (0.30%)        (0.51%)        (0.22%)
Portfolio Turnover Rate ........................           26%             3%            17%            26%            26%

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)       2002(C)         2001(C)        2000(C)        1999(C)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    13.85     $    17.01     $    24.96     $    23.35     $    19.01

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.24)         (0.26)         (0.28)         (0.38)         (0.30)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.02          (2.90)         (7.20)          2.37           5.00
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         2.78          (3.16)         (7.48)          1.99           4.70

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (0.47)         (0.38)         (0.36)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (0.47)         (0.38)         (0.36)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    16.63     $    13.85     $    17.01     $    24.96     $    23.35
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        20.07%        (18.58%)       (30.44%)         8.53%         24.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    6,153     $    5,999     $    8,969     $   12,633     $    9,136
Ratio of Expenses to Average Net Assets ........         2.80%          2.57%          2.43%          2.43%          2.51%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.51%)        (1.49%)        (1.31%)        (1.52%)        (1.30%)
Portfolio Turnover Rate ........................           26%             3%            17%            26%            26%

--------------------------------------------------------------------------------
                           79  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS C)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------
                                                      2003(C)    2002(C)(K)      2001(C)       2000(C)   1999(C)(E)
                                                   ----------    ----------    ----------    ----------  ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    14.17    $    17.40    $    25.50    $    23.87  $    24.47

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.24)        (0.26)        (0.28)        (0.41)      (0.22)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.08         (2.97)        (7.35)         2.42       (0.38)
                                                   ----------    ----------    ----------    ----------  ----------
Total from Investment Operations ...............         2.84         (3.23)        (7.63)         2.01       (0.60)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --            --            --            --          --
Distributions (from Realized Gains) ............           --            --         (0.47)        (0.38)         --
                                                   ----------    ----------    ----------    ----------  ----------
   Total Distributions .........................           --            --         (0.47)        (0.38)         --
                                                   ----------    ----------    ----------    ----------  ----------
NET ASSET VALUE END OF PERIOD ..................   $    17.01    $    14.17    $    17.40    $    25.50  $    23.87
                                                   ==========    ==========    ==========    ==========  ==========
TOTAL RETURN (a) ...............................        20.04%       (18.56%)      (30.39%)        8.43%      (2.45%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    1,548    $    1,123    $    1,126    $      918  $      405
Ratio of Expenses to Average Net Assets ........         2.80%         2.57%         2.45%         2.55%       2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.51%)       (1.48%)       (1.33%)       (1.64%)     (1.46%)
Portfolio Turnover Rate ........................           26%            3%           17%           26%         33%

--------------------------------------------------------------------------------
                           80  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)        2002(C)        2001(C)        2000(C)       1999(C)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    16.90     $    18.04     $    20.75     $    16.60     $    12.07

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.07)         (0.04)            --          (0.04)         (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         7.65          (0.78)         (0.90)          4.89           4.65
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         7.58          (0.82)         (0.90)          4.85           4.58

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --          (0.21)         (1.81)         (0.70)         (0.05)
Return of Capital ..............................           --          (0.11)            --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --          (0.32)         (1.81)         (0.70)         (0.05)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    24.48     $    16.90     $    18.04     $    20.75     $    16.60
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        44.85%         (4.89%)        (4.54%)        30.46%         38.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  113,822     $   68,544     $   50,541     $   34,458     $   22,804
Ratio of Expenses to Average Net Assets ........         1.65%          1.45%          1.30%          1.29%          1.33%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.33%)        (0.20%)         0.01%         (0.25%)        (0.44%)
Portfolio Turnover Rate ........................           52%            51%            55%            69%            79%

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)        2002(C)        2001(C)        2000(C)        1999(C)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    15.99     $    17.26     $    20.11     $    16.26     $    11.94

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.20)         (0.21)         (0.19)         (0.22)         (0.22)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         7.20          (0.74)         (0.85)          4.77           4.59
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         7.00          (0.95)         (1.04)          4.55           4.37

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --          (0.21)         (1.81)         (0.70)         (0.05)
Return of Capital ..............................           --          (0.11)            --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --          (0.32)         (1.81)         (0.70)         (0.05)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    22.99     $    15.99     $    17.26     $    20.11     $    16.26
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        43.78%         (5.88%)        (5.45%)        29.21%         36.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   53,947     $   37,136     $   26,967     $   14,041     $    9,682
Ratio of Expenses to Average Net Assets ........         2.40%          2.34%          2.30%          2.32%          2.37%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.08%)        (1.09%)        (0.98%)        (1.27%)        (1.50%)
Portfolio Turnover Rate ........................           52%            51%            55%            69%            79%

--------------------------------------------------------------------------------
                           81  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS C)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(C)      2002(C)(K)       2001(C)       2000(C)        1999(C)(E)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    16.26     $    17.53     $    20.39     $    16.51     $    14.54

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.21)         (0.21)         (0.19)         (0.22)         (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         7.32          (0.74)         (0.86)          4.80           2.10
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         7.11          (0.95)         (1.05)          4.58           1.97

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --          (0.21)         (1.81)         (0.70)            --
Return of Capital ..............................           --          (0.11)            --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --          (0.32)         (1.81)         (0.70)            --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    23.37     $    16.26     $    17.53     $    20.39     $    16.51
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        43.73%         (5.79%)        (5.42%)        28.93%         13.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   32,999     $   18,785     $    6,976     $    3,069     $    1,138
Ratio of Expenses to Average Net Assets ........         2.40%          2.35%          2.30%          2.36%          2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.08%)        (1.06%)        (0.98%)        (1.28%)        (1.36%)
Portfolio Turnover Rate ........................           52%            51%            55%            69%            92%

--------------------------------------------------------------------------------
                           82  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                   2003(B)(C)     2002(C)(L)      2001(C)       2000(B)(C)     1999(B)(C)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     7.88     $     9.80     $    22.08     $    12.98     $     8.70

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.18)         (0.20)         (0.18)         (0.19)            --
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.93          (1.72)        (10.78)          9.75           4.28
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         3.75          (1.92)        (10.96)          9.56           4.28

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (1.32)         (0.46)            --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (1.32)         (0.46)            --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    11.63     $     7.88     $     9.80     $    22.08     $    12.98
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        47.59%        (19.59%)       (51.94%)        74.58%         49.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   14,406     $    8,350     $   17,235     $   38,172     $   16,877
Ratio of Expenses to Average Net Assets ........         2.25%          2.14%          1.91%          1.55%          0.49%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (2.01%)        (1.93%)        (1.32%)        (0.97%)         0.03%
Portfolio Turnover Rate ........................          206%           302%           394%           318%           361%

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS B)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                   2003(B)(C)     2002(C)(L)       2001(C)      2000(B)(C)     1999(B)(C)
                                                   ----------     ----------     ----------     ----------     ----------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     7.47     $     9.37     $    21.34     $    12.69     $     8.63

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.24)         (0.26)         (0.28)         (0.31)         (0.14)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.71          (1.64)        (10.37)          9.42           4.20
                                                   ----------     ----------     ----------     ----------     ----------
   Total from Investment Operations ............         3.47          (1.90)        (10.65)          9.11           4.06

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --          (1.32)         (0.46)            --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (1.32)         (0.46)            --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    10.94     $     7.47     $     9.37     $    21.34     $    12.69
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ...............................        46.45%        (20.28%)       (52.31%)        72.70%         47.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    6,838     $    4,292     $    6,173     $   11,688     $    2,430
Ratio of Expenses to Average Net Assets ........         3.00%          2.90%          2.67%          2.44%          1.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (2.76%)        (2.69%)        (2.07%)        (1.81%)        (1.41%)
Portfolio Turnover Rate ........................          206%           302%           394%           318%           361%

--------------------------------------------------------------------------------
                           83  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS C)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -------------------------------------------------------------------
                                                   2003(B)(C)   2002(C)(K)(L)    2001(C)     2000(B)(C)  1999(B)(C)(E)
                                                   ----------   ------------   ----------    ----------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     7.61    $     9.53    $    21.74    $    12.86    $    11.16

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.24)        (0.26)        (0.28)        (0.35)        (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.78         (1.66)       (10.61)         9.69          1.77
                                                   ----------    ----------    ----------    ----------    ----------
Total from Investment Operations ...............         3.54         (1.92)       (10.89)         9.34          1.70

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --            --            --            --            --
Distributions (from Realized Gains) ............           --            --         (1.32)        (0.46)           --
                                                   ----------    ----------    ----------    ----------    ----------
   Total Distributions .........................           --            --         (1.32)        (0.46)           --
                                                   ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ..................   $    11.15    $     7.61    $     9.53    $    21.74    $    12.86
                                                   ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) ...............................        46.52%       (20.15%)      (52.46%)       73.54%        15.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    3,533    $    2,164    $    2,339    $    3,741    $      890
Ratio of Expenses to Average Net Assets ........         3.00%         2.91%         2.68%         2.39%         1.47%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (2.76%)       (2.69%)       (2.09%)       (1.81%)       (0.95%)
Portfolio Turnover Rate ........................          206%          302%          394%          318%          374%

--------------------------------------------------------------------------------
                           84  SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ---------------------------------------------------------------------
                                                 2003(b)(c)(p)    2002(c)       2001(c)       2000(c)     1999(c)(d)
                                                 -------------   ---------     ---------     ---------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    6.30    $    8.03     $   11.29     $   10.04     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          --        (0.01)           --            --          0.03
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        1.39        (1.72)        (3.17)         1.37          0.01
                                                   ---------    ---------     ---------     ---------     ---------
Total from Investment Operations ...............        1.39        (1.73)        (3.17)         1.37          0.04

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --           --            --            --            --
Distributions (from Realized Gains) ............          --           --         (0.09)        (0.12)           --
                                                   ---------    ---------     ---------     ---------     ---------
   Total Distributions .........................          --           --         (0.09)        (0.12)           --
                                                   ---------    ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    7.69    $    6.30     $    8.03     $   11.29     $   10.04
                                                   =========    =========     =========     =========     =========
TOTAL RETURN (A) ...............................       22.06%      (21.54%)      (28.27%)       13.65%         0.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   6,377    $   7,171     $   6,699     $   8,219     $   7,589
Ratio of Expenses to Average Net Assets ........        1.73%        1.61%         1.42%         1.44%         1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        0.00%       (0.10%)        0.02%        (0.05%)        0.39%
Portfolio Turnover Rate ........................          60%          62%           40%           73%           68%

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                 -------------------------------------------------------------------
                                                  2003(b)(c)(p)  2002(c)       2001(c)       2000(c)      1999(c)(d)
                                                  ------------- ---------     ---------     ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    6.11    $    7.87     $   11.15     $     9.99    $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.05)       (0.07)        (0.08)         (0.09)       (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        1.34        (1.69)        (3.11)          1.37         0.01
                                                   ---------    ---------     ---------     ----------    ---------
Total from Investment Operations ...............        1.29        (1.76)        (3.19)          1.28        (0.01)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --           --            --             --           --
Distributions (from Realized Gains) ............          --           --         (0.09)         (0.12)          --
                                                   ---------    ---------     ---------     ----------    ---------
   Total Distributions .........................          --           --         (0.09)         (0.12)          --
                                                   ---------    ---------     ---------     ----------    ---------
NET ASSET VALUE END OF PERIOD ..................   $    7.40    $    6.11     $    7.87     $    11.15    $    9.99
                                                   =========    =========     =========     ==========    =========
TOTAL RETURN (A) ...............................       21.11%      (22.36%)      (28.81%)        12.82%       (0.10%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   4,929    $   6,125     $   7,360     $   10,960    $   9,591
Ratio of Expenses to Average Net Assets ........        2.48%        2.35%         2.17%          2.18%        2.20%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.75%)      (0.84%)       (0.74%)        (0.79%)      (0.33%)
Portfolio Turnover Rate ........................          60%          62%            40%           73%          68%

--------------------------------------------------------------------------------
                           85 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS C)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------------------------------------------
                                                  2003(b)(c)(p)  2002(c)(k)     2001(c)        2000(c)     1999(c)(d)
                                                 -------------  -----------    ---------     ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    6.12     $    7.88     $   11.16     $   10.00     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.05)        (0.07)        (0.08)        (0.09)        (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        1.35         (1.69)        (3.11)         1.37          0.01
                                                   ---------     ---------     ---------     ---------     ---------
Total from Investment Operations ...............        1.30         (1.76)        (3.19)         1.28            --

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --            --            --            --            --
Distributions (from Realized Gains) ............          --            --         (0.09)        (0.12)           --
                                                   ---------     ---------     ---------     ---------     ---------
   Total Distributions .........................          --            --         (0.09)        (0.12)           --
                                                   ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    7.42     $    6.12     $    7.88     $   11.16     $   10.00
                                                   =========     =========     =========     =========     =========
TOTAL RETURN (A) ...............................       21.24%       (22.34%)      (28.78%)       12.69%         0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   2,991     $   4,129     $   4,840     $   7,092     $   5,205
Ratio of Expenses to Average Net Assets ........        2.47%         2.35%         2.17%         2.15%         2.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.74%)       (0.85%)       (0.74%)       (0.77%)       (0.18%)
Portfolio Turnover Rate ........................          60%           62%           40%           73%           68%

--------------------------------------------------------------------------------
                           86 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -------------------------------------------------------------------
                                                   2003(b)(c)   2002(b)(c)(m) 2001(b)(c)(g)  2000(b)(c)  1999(b)(c)(d)
                                                   ----------   ------------- -------------  ----------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    5.53     $    6.87     $   11.01     $    9.69     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        0.02         (0.06)        (0.09)        (0.13)        (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        0.95         (1.28)        (3.65)         1.45         (0.28)
                                                   ---------     ---------     ---------     ---------     ---------
Total from Investment Operations ...............        0.97         (1.34)        (3.74)         1.32         (0.31)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --            --            --            --            --
Distributions (from Realized Gains) ............          --            --         (0.40)           --            --
                                                   ---------     ---------     ---------     ---------     ---------
   Total Distributions .........................          --            --         (0.40)           --            --
                                                   ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    6.50     $    5.53     $    6.87     $   11.01     $    9.69
                                                   =========     =========     =========     =========     =========
TOTAL RETURN (A) ...............................       17.54%       (19.51%)      (35.01%)       13.62%        (3.10%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   4,361     $   3,093     $   2,934     $   4,414     $   2,928
Ratio of Expenses to Average Net Assets ........        2.50%         2.50%         2.51%         2.46%         2.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        0.33%        (0.82%)       (0.98%)       (1.08%)       (0.41%)
Portfolio Turnover Rate ........................          55%          252%          170%          116%          115%

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -------------------------------------------------------------------
                                                   2003(b)(c)   2002(b)(c)(m) 2001(b)(c)(g)  2000(b)(c)  1999(b)(c)(d)
                                                   ----------   ------------- -------------  ----------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    5.38     $    6.74     $   10.88     $    9.65     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.02)        (0.10)        (0.15)        (0.22)        (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        0.93         (1.26)        (3.59)         1.45         (0.28)
                                                   ---------     ---------     ---------     ---------     ---------
Total from Investment Operations ...............        0.91         (1.36)        (3.74)         1.23         (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --            --            --            --            --
Distributions (from Realized Gains) ............          --            --         (0.40)           --            --
                                                   ---------     ---------     ---------     ---------     ---------
   Total Distributions .........................          --            --         (0.40)           --            --
                                                   ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    6.29     $    5.38     $    6.74     $   10.88     $    9.65
                                                   =========     =========     =========     =========     =========
TOTAL RETURN (A) ...............................       16.91%       (20.18%)      (35.45%)       12.75%        (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   2,204     $   1,696     $   1,685     $   2,520     $   2,028
Ratio of Expenses to Average Net Assets ........        3.25%         3.25%         3.25%         3.26%         3.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.39%)       (1.55%)       (1.73%)       (1.92%)       (1.09%)
Portfolio Turnover Rate ........................          55%          252%          170%          116%          115%

--------------------------------------------------------------------------------
                           87 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                   2003(b)(c)  2002(b)(c)(k)(m)  2001(b)(c)(g)  2000(b)(c)  1999(b)(c)(d)
                                                   ----------  ----------------  -------------  ----------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    5.40     $    6.76        $   10.92      $    9.68     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.02)        (0.11)           (0.15)         (0.21)        (0.04)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        0.93         (1.25)           (3.61)          1.45         (0.28)
                                                   ---------     ---------        ---------      ---------     ---------
Total from Investment Operations ...............        0.91         (1.36)           (3.76)          1.24         (0.32)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --            --               --             --            --
Distributions (from Realized Gains) ............          --            --            (0.40)            --            --
                                                   ---------     ---------        ---------      ---------     ---------
   Total Distributions .........................          --            --            (0.40)            --            --
                                                   ---------     ---------        ---------      ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    6.31     $    5.40        $    6.76      $   10.92     $    9.68
                                                   =========     =========        =========      =========     =========
TOTAL RETURN (A) ...............................       16.85%       (20.12%)         (35.50%)        12.81%        (3.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   2,594     $   1,809        $   2,244      $   3,564     $   2,493
Ratio of Expenses to Average Net Assets ........        3.25%         3.25%            3.25%          3.11%         2.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.42%)       (1.57%)          (1.75%)        (1.76%)       (0.71%)
Portfolio Turnover Rate ........................          55%          252%             170%           116%          115%

--------------------------------------------------------------------------------
                           88 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS A)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(c)        2002(c)       2001(c)        2000(c)       1999(c)(d)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     6.52     $     7.58     $    11.34     $    10.53     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.05)         (0.07)         (0.06)         (0.09)         (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.80          (0.99)         (3.70)          0.90           0.58
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.75          (1.06)         (3.76)          0.81           0.53

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --             --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --             --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     7.27     $     6.52     $     7.58     $    11.34     $    10.53
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (A) ...............................        11.50%        (13.98%)       (33.16%)         7.69%          5.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   10,396     $   11,933     $   14,347     $   22,006     $   13,975
Ratio of Expenses to Average Net Assets ........         1.63%          1.46%          1.39%          1.35%          1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.70%)        (0.81%)        (0.60%)        (0.74%)        (0.75%)
Portfolio Turnover Rate ........................           54%            33%            44%            89%            14%

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS B)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                     2003(c)        2002(c)       2001(c)        2000(c)       1999(c)(d)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     6.36     $     7.44     $    11.22     $    10.52     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.10)         (0.13)         (0.13)         (0.17)         (0.09)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         0.78          (0.95)         (3.65)          0.87           0.61
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         0.68          (1.08)         (3.78)          0.70           0.52

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --             --             --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --             --             --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     7.04     $     6.36     $     7.44     $    11.22     $    10.52
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (A) ...............................        10.69%        (14.52%)       (33.69%)         6.65%          5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    8,203     $    8,566     $   11,519     $   18,199     $   12,938
Ratio of Expenses to Average Net Assets ........         2.38%          2.21%          2.14%          2.11%          2.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.45%)        (1.56%)        (1.35%)        (1.49%)        (1.47%)
Portfolio Turnover Rate ........................           54%            33%            44%            89%            14%

--------------------------------------------------------------------------------
                           89 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS C)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -----------------------------------------------------------------
                                                    2003(c)      2002(c)(k)     2001(c)       2000(c)      1999(c)(d)
                                                   ---------     ----------    ---------     ---------     ---------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    6.38     $    7.47     $   11.26     $   10.55     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.10)        (0.13)        (0.13)        (0.17)        (0.09)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        0.78         (0.96)        (3.66)         0.88          0.64
                                                   ---------     ---------     ---------     ---------     ---------
Total from Investment Operations ...............        0.68         (1.09)        (3.79)         0.71          0.55

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --            --            --            --            --
Distributions (from Realized Gains) ............          --            --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------
   Total Distributions .........................          --            --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    7.06     $    6.38     $    7.47     $   11.26     $   10.55
                                                   =========     =========     =========     =========     =========
TOTAL RETURN (A) ...............................       10.66%       (14.59%)      (33.66%)        6.73%         5.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   6,225     $   3,954     $   4,531     $   7,294     $   4,442
Ratio of Expenses to Average Net Assets ........        2.37%         2.21%         2.14%         2.10%         2.07%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.44%)       (1.56%)       (1.35%)       (1.49%)       (1.34%)
Portfolio Turnover Rate ........................          54%           33%           44%           89%           14%

--------------------------------------------------------------------------------
                           90 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS A)

                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------
                                                    2003(c)       2002(c)     2001(b)(c)(g)    2000(c)(f)(g)
                                                   ----------     ---------    -------------   -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.60     $    6.00     $    9.71       $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.04)        (0.05)        (0.08)          (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         1.06         (1.35)        (3.63)          (0.24)
                                                   ----------     ---------     ---------       ---------
Total from Investment Operations ...............         1.02         (1.40)        (3.71)          (0.29)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --            --            --              --
Distributions (from Realized Gains) ............           --            --            --              --
                                                   ----------     ---------     ---------       ---------
   Total Distributions .........................           --            --            --              --
                                                   ----------     ---------     ---------       ---------
NET ASSET VALUE END OF PERIOD ..................   $     5.62     $    4.60     $    6.00       $    9.71
                                                   ==========     =========     =========       =========
TOTAL RETURN (A) ...............................        22.17%       (23.33%)      (38.21%)         (2.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   16,179     $   9,243     $   2,436       $   2,405
Ratio of Expenses to Average Net Assets ........         1.83%         1.99%         2.00%           1.92%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.71%)       (1.00%)       (1.10%)         (1.25%)
Portfolio Turnover Rate ........................           39%           12%            6%              5%

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS B)

                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------
                                                    2003(c)        2002(c)      2001(b)(c)     2000(c)(f)(g)
                                                   ----------     ---------    -------------   -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     4.50     $    5.92     $    9.65       $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.07)        (0.11)        (0.14)          (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         1.02         (1.31)        (3.59)          (0.27)
                                                   ----------     ---------     ---------       ---------
Total from Investment Operations ...............         0.95         (1.42)        (3.73)          (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --            --            --              --
Distributions (from Realized Gains) ............           --            --            --              --
                                                   ----------     ---------     ---------       ---------
   Total Distributions .........................           --            --            --              --
                                                   ----------     ---------     ---------       ---------
NET ASSET VALUE END OF PERIOD ..................   $     5.45     $    4.50     $    5.92       $    9.65
                                                   ==========     =========     =========       =========
TOTAL RETURN (A) ...............................        21.11%       (23.99%)      (38.65%)         (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    6,557     $   1,949     $   1,955       $   2,039
Ratio of Expenses to Average Net Assets ........         2.59%         2.82%         2.75%           2.68%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.49%)       (1.88%)       (1.85%)         (2.02%)
Portfolio Turnover Rate ........................           39%           12%            6%              5%

--------------------------------------------------------------------------------
                           91 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS C)

                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ------------------------------------------------------
                                                    2003(c)      2002(c)(k)    2001(b)(c)   2000(c)(f)(g)
                                                   ---------     ----------    ----------   -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    4.52     $    5.93     $    9.65     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.07)        (0.11)        (0.13)        (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        1.03         (1.30)        (3.59)        (0.27)
                                                   ---------     ---------     ---------     ---------
Total from Investment Operations ...............        0.96         (1.41)        (3.72)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........          --            --            --            --
Distributions (from Realized Gains) ............          --            --            --            --
                                                   ---------     ---------     ---------     ---------
   Total Distributions .........................          --            --            --            --
                                                   ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $    5.48     $    4.52     $    5.93     $    9.65
                                                   =========     =========     =========     =========
TOTAL RETURN (A) ...............................       21.24%       (23.78%)      (38.55%)       (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   3,432     $   2,547     $   2,577     $   2,102
Ratio of Expenses to Average Net Assets ........        2.58%         2.82%         2.75%         2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (1.44%)       (1.88%)       (1.85%)       (2.00%)
Portfolio Turnover Rate ........................          39%           12%            6%            5%

--------------------------------------------------------------------------------
                           92 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS A)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                     ---------------------------------------------------------------
                                                     2003(b)(c)      2002(b)(c)     2001(b)(c)(g)   2000(b)(c)(f)(g)
                                                     ----------      ----------     -------------   ----------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............     $    2.37       $    3.41       $    9.33         $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.08)          (0.09)          (0.11)            (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          1.69           (0.95)          (5.81)            (0.59)
                                                     ---------       ---------       ---------         ---------
Total from Investment Operations ...............          1.61           (1.04)          (5.92)            (0.67)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --              --              --                --
Distributions (from Realized Gains) ............            --              --              --                --
                                                     ---------       ---------       ---------         ---------
   Total Distributions .........................            --              --              --                --
                                                     ---------       ---------       ---------         ---------
NET ASSET VALUE END OF PERIOD ..................     $    3.98       $    2.37       $    3.41         $    9.33
                                                     =========       =========       =========         =========
TOTAL RETURN (A) ...............................         67.93%         (30.50%)        (63.45%)           (6.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........     $   7,398       $   2,272       $   3,023         $   4,340
Ratio of Expenses to Average Net Assets ........          2.50%           2.50%           2.26%             2.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (2.27%)         (2.28%)         (2.01%)           (2.05%)
Portfolio Turnover Rate ........................           181%            166%            240%              148%

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS B)

                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                      --------------------------------------------------------------
                                                      2003(b)(c)      2002(b)(c)   2001(b)(c)(g)    2000(b)(c)(f)(g)
                                                      ----------      ----------   -------------    ----------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ...............   $    2.28       $    3.30     $    9.21          $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................       (0.09)          (0.11)        (0.16)             (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized) ........................        1.62           (0.91)        (5.75)             (0.68)
                                                      ---------       ---------     ---------          ---------
Total from Investment Operations ..................        1.53           (1.02)        (5.91)             (0.79)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............          --              --            --                 --
Distributions (from Realized Gains) ...............          --              --            --                 --
                                                      ---------       ---------     ---------          ---------
   Total Distributions ............................          --              --            --                 --
                                                      ---------       ---------     ---------          ---------
NET ASSET VALUE END OF PERIOD .....................   $    3.81       $    2.28     $    3.30          $    9.21
                                                      =========       =========     =========          =========
TOTAL RETURN (A) ..................................       67.11%         (30.91%)      (64.17%)            (7.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   1,676       $     737     $     870          $   1,971
Ratio of Expenses to Average Net Assets ...........        3.25%           3.25%         3.01%              3.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................       (2.97%)         (3.02%)       (2.76%)            (2.79%)
Portfolio Turnover Rate ...........................         181%            166%          240%               148%

--------------------------------------------------------------------------------
                           93 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS C)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                     ----------------------------------------------------------------
                                                     2003(b)(c)    2002(b)(c)(k)    2001(b)(c)(g)    2000(b)(c)(f)(g)
                                                     ----------    -------------    -------------    ----------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............     $    2.28       $    3.30       $    9.21          $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.09)          (0.11)          (0.16)             (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          1.61           (0.91)          (5.75)             (0.68)
                                                     ---------       ---------       ---------          ---------
Total from Investment Operations ...............          1.52           (1.02)          (5.91)             (0.79)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --              --              --                 --
Distributions (from Realized Gains) ............            --              --              --                 --
                                                     ---------       ---------       ---------          ---------
   Total Distributions .........................            --              --              --                 --
                                                     ---------       ---------       ---------          ---------
NET ASSET VALUE END OF PERIOD ..................     $    3.80       $    2.28       $    3.30          $    9.21
                                                     =========       =========       =========          =========
TOTAL RETURN (A) ...............................         66.67%         (30.91%)        (64.17%)            (7.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........     $   2,286       $   1,168       $   1,348          $   2,276
Ratio of Expenses to Average Net Assets ........          3.25%           3.25%           3.01%              3.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (2.97%)         (3.02%)         (2.77%)            (2.79%)
Portfolio Turnover Rate ........................           181%            166%            240%               148%

--------------------------------------------------------------------------------
                           94 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ALPHA OPPORTUNITY SERIES (CLASS A)

                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                              2003(b)(c)(o)
                                                    --------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .....................     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ............................         (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) ..............................          0.24
                                                              ---------
Total from Investment Operations ........................          0.21

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..................            --
Distributions (from Realized Gains) .....................            --
                                                              ---------
   Total Distributions ..................................            --
                                                              ---------
NET ASSET VALUE END OF PERIOD ...........................     $   10.21
                                                              =========
TOTAL RETURN (A) ........................................          2.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....................     $   2,935
Ratio of Expenses to Average Net Assets .................          2.75%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ............................................         (1.35%)
Portfolio Turnover Rate .................................           867%

SECURITY EQUITY FUND - ALPHA OPPORTUNITY SERIES (CLASS B)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                              2003(b)(c)(o)
                                                      --------------------------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD.....................       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................          (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................           0.25
                                                               --------
Total from Investment Operations........................           0.20

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................             --
Distributions (from Realized Gains).....................             --
                                                               --------
   Total Distributions..................................             --
                                                               --------
NET ASSET VALUE END OF PERIOD...........................       $  10.20
                                                               ========
TOTAL RETURN (A)........................................           2.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $  1,731
Ratio of Expenses to Average Net Assets.................           3.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................          (2.11%)
Portfolio Turnover Rate.................................            867%

--------------------------------------------------------------------------------
                           95 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ALPHA OPPORTUNITY SERIES (CLASS C)

                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                              2003(b)(c)(o)
                                                    --------------------------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD.....................       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................          (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized)..............................           0.25
                                                               --------
Total from Investment Operations........................           0.20

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................             --
Distributions (from Realized Gains).....................             --
                                                               --------
   Total Distributions..................................             --
                                                               --------
NET ASSET VALUE END OF PERIOD...........................       $  10.20
                                                               ========
TOTAL RETURN (A)........................................           2.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $  1,723
Ratio of Expenses to Average Net Assets.................           3.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................          (2.11%)
Portfolio Turnover Rate.................................            867%

--------------------------------------------------------------------------------
                           96 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MID CAP GROWTH FUND (CLASS A)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                   --------------------------------------------------------------------------
                                                     2003(c)        2002(c)(n)      2001(c)         2000(c)         1999(c)
                                                   -----------     -----------    -----------     -----------     -----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $      7.03     $      8.48    $     15.28     $      9.19     $      7.65

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................         (0.10)          (0.09)         (0.07)          (0.08)          (0.06)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          3.91           (1.30)         (5.38)           6.60            3.51
                                                   -----------     -----------    -----------     -----------     -----------
Total from Investment Operations ...............          3.81           (1.39)         (5.45)           6.52            3.45

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........            --              --             --              --              --
Distributions (from Realized Gains) ............            --           (0.06)         (1.35)          (0.43)          (1.91)
                                                   -----------     -----------    -----------     -----------     -----------
   Total Distributions .........................            --           (0.06)         (1.35)          (0.43)          (1.91)
                                                   -----------     -----------    -----------     -----------     -----------
NET ASSET VALUE END OF PERIOD ..................   $     10.84     $      7.03    $      8.48     $     15.28     $      9.19
                                                   ===========     ===========    ===========     ===========     ===========
TOTAL RETURN (A) ...............................         54.20%         (16.64%)       (38.19%)         72.82%          50.91%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   134,208     $    90,948    $   131,498     $   204,787     $    96,238
Ratio of Expenses to Average Net Assets ........          1.41%           1.20%          1.09%           1.11%           1.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         (1.14%)         (0.92%)        (0.64%)         (0.62%)         (0.77%)
Portfolio Turnover Rate ........................            57%             47%            48%             35%             54%

SECURITY MID CAP GROWTH FUND (CLASS B)
                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------------------------------
                                                    2003(c)       2002(c)(n)      2001(c)         2000(c)        1999(c)
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     6.26     $     7.62     $    14.02     $     8.54     $     7.28

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.15)         (0.16)         (0.17)         (0.19)         (0.14)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.46          (1.14)         (4.88)          6.10           3.31
                                                   ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ...............         3.31          (1.30)         (5.05)          5.91           3.17

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --             --             --             --
Distributions (from Realized Gains) ............           --          (0.06)         (1.35)         (0.43)         (1.91)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions .........................           --          (0.06)         (1.35)         (0.43)         (1.91)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     9.57     $     6.26     $     7.62     $    14.02     $     8.54
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (A) ...............................        52.88%        (17.35%)       (38.83%)        71.17%         49.39%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   26,459     $   17,502     $   28,580     $   38,812     $    7,818
Ratio of Expenses to Average Net Assets ........         2.16%          2.11%          2.09%          2.11%          2.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.89%)        (1.84%)        (1.64%)        (1.61%)        (1.77%)
Portfolio Turnover Rate ........................           57%            47%            48%            35%            54%

--------------------------------------------------------------------------------
                           97 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MID CAP GROWTH FUND (CLASS C)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------------------
                                                    2003(c)      2002(c)(k)(n)     2001(c)        2000(c)     1999(c)(e)
                                                   ----------    -------------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $     6.76     $     8.22      $    14.99    $     9.11    $     8.20

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.16)         (0.16)          (0.18)        (0.20)        (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         3.74          (1.24)          (5.24)         6.51          0.98
                                                   ----------     ----------      ----------    ----------    ----------
Total from Investment Operations ...............         3.58          (1.40)          (5.42)         6.31          0.91

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .........           --             --              --            --            --
Distributions (from Realized Gains) ............           --          (0.06)          (1.35)        (0.43)           --
                                                   ----------     ----------      ----------    ----------    ----------
   Total Distributions .........................           --          (0.06)          (1.35)        (0.43)           --
                                                   ----------     ----------      ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ..................   $    10.34     $     6.76      $     8.22    $    14.99    $     9.11
                                                   ==========     ==========      ==========    ==========    ==========
TOTAL RETURN (A) ...............................        52.96%        (17.30%)        (38.78%)       71.10%        11.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   11,279     $    5,883      $    4,194    $    3,017    $       95
Ratio of Expenses to Average Net Assets ........         2.16%          2.12%           2.09%         2.11%         2.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.89%)        (1.85%)         (1.66%)       (1.61%)       (1.75%)
Portfolio Turnover Rate ........................           57%            47%             48%           35%           54%

--------------------------------------------------------------------------------
                           98 SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a)      Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b)      Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                               2003   2002   2001   2000   1999
         Small Cap Growth Series     Class A   2.5%   N/A    N/A    1.6%   1.5%
                                     Class B   3.2%   N/A    N/A    2.5%   2.9%
                                     Class C   3.2%   N/A    N/A    2.5%   2.5%
         International Series        Class A   3.4%   4.2%   3.8%   3.5%   4.7%
                                     Class B   4.2%   5.0%   4.5%   4.3%   5.4%
                                     Class C   4.2%   5.0%   4.5%   4.1%   5.0%
         Large Cap Growth Series     Class A   N/A    N/A    2.2%   N/A    N/A
                                     Class B   N/A    N/A    2.9%   N/A    N/A
                                     Class C   N/A    N/A    2.9%   N/A    N/A
         Technology Series           Class A   3.0%   3.2%   2.7%   2.3%   N/A
                                     Class B   4.0%   3.9%   3.4%   3.0%   N/A
                                     Class C   4.0%   3.9%   3.5%   3.0%   N/A
         Enhanced Index Series       Class A   1.8%   N/A    N/A    N/A    N/A
                                     Class B   2.6%   N/A    N/A    N/A    N/A
                                     Class C   2.6%   N/A    N/A    N/A    N/A
         Alpha Opportunity Series    Class A   3.3%   N/A    N/A    N/A    N/A
                                     Class B   4.0%   N/A    N/A    N/A    N/A
                                     Class C   4.0%   N/A    N/A    N/A    N/A

(c)      Net investment income (loss) was computed using average shares outstanding throughout the period.

(d)      Security Enhanced Index Series, Security International Series and
         Security Select 25(R) Series were initially capitalized on January 29,
         1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e)      Class "C" Shares were initially offered for sale on January 29, 1999.
         Percentage amounts for the period, except total return, have been annualized.

(f)      Security Large Cap Growth Series and Security Technology Series were initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(g)      Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000 for
         Security Large Cap Growth Series, Security Technology Series and
         Security International Series. Expense ratios with such reductions would have been as follows:

                                                 2003    2002    2001    2000
        International Series            Class A  N/A     N/A    2.49%    N/A
                                        Class B  N/A     N/A    3.23%    N/A
                                        Class C  N/A     N/A    3.23%    N/A
        Large Cap Growth Series         Class A  N/A     N/A    1.99%   1.85%
                                        Class B  N/A     N/A     N/A    2.61%
                                        Class C  N/A     N/A     N/A    2.60%
        Technology Series               Class A  N/A     N/A    2.25%   2.25%
                                        Class B  N/A     N/A    3.00%   3.00%
                                        Class C  N/A     N/A    3.00%   3.00%

(h)      The Dreyfus Corporation became sub-advisor of Security Large Cap Value
         Fund effective January 1, 2001. Prior to January 1, 2001, advisory services were provided by the Investment Manager.

(i)      As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment
         Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(j)      The financial highlights for the Equity Series as set forth herein exclude the historical financial highlights of the Total Return Series
         Class A, B and C shares. The assets of the Total Return Series were acquired by theEquity Series on August 27, 2002.

(k)      The financial highlights for the Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(l)      RS Investments, Inc., became the sub-advisor of SmallCap Growth Series effective September 3, 2002. Prior to September 3, 2002, Security
         Management Company, LLC (SMC) paid Strong Capital Management, Inc., for sub-advisory services.

(m)      Templeton/Franklin Investment Services, Inc., became the sub-advisor of
         International Series effective September 3, 2002. Prior to September 3,
         2002, Security Management Company, LLC (SMC) paid Deutsche Asset
         Management, Inc., for sub-advisory services.

(n)      Effective May 1, 2002 the fee structure for Security Large Cap Value
         Fund, Equity, Global Series and Security Mid Cap Growth Fund changed.
         Per share information reflects this change.

(o)      Security Alpha Opportunity Series was initially capitalized on July 7,
         2003, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(p)      Northern Trust became the subadvisor of Enhanced Index effective May 1,
         2003. Prior to May 1, 2003 Security Management Company, LLC(SMC) paid
         Deutsche Asset Management, Inc. for subadvisory services.

--------------------------------------------------------------------------------
                           99 SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

   Security Large Cap Value, Equity and Mid Cap Growth Funds (the Funds) are
registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of the Fund to each Series based on the relative net assets of each Series. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class
"B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the Nasdaq Stock Market, Inc.
("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or Nasdaq on such day, the security is valued at the closing bid price on such day. If there is no bid or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of
Directors determines will reflect the fair value. If events occur that will affect the value of a fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's NAV per share. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global
Series', International Series' and Technology Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the these Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.
If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

   C. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates.
Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and
International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

--------------------------------------------------------------------------------
                                      100

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

   E. FUTURES - Large Cap Value Fund, Equity Series, Social Awareness Series,
Small Cap Growth Series, Enhanced Index Series, International Series, Alpha
Opportunity Series and Mid Cap Growth Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These Funds or Series, as applicable, may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds or Series, as applicable, may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities are noted in the Schedule of
Investments. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

   F. OPTIONS WRITTEN -The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively, (and the writer the obligation to sell or purchase)a security at a specified price, until a certain date. Options may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

   The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

   G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date).
Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis including amortization of premiums and accretion of discounts.

   H. EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the
Funds on the basis of relative net assets. Class specific expenses, such as
12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

   I. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

   J. TAXES - The Funds complied with the requirements of the Internal Revenue
Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

   K. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   L. SECURITIES LENDING - Certain of the Series may lend up to 33 1/3% of the value of total assets to broker/dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Series' policy is to maintain collateral in the form of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program equal to at least 100% of the value of securities loaned. The collateral is then
"marked-to-market" daily until the securities are returned. No securities were loaned as of September 30, 2003.

   M. SHORT SALES - Certain Funds may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds' net assets be in deposits on short sales against the box. In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in securities sold until it delivers them to the broker. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

--------------------------------------------------------------------------------
                                      101

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees are payable to Security Management Company, LLC (SMC) at an annual rate of 0.75% of the average daily net assets for Security Large Cap
Value Fund, Equity, Enhanced Index, Select 25 Series and Security Mid Cap Growth
Fund, 1.00% for Global, Social Awareness, Mid Cap Value, Small Cap Growth, Large
Cap Growth and Technology Series, and 1.10% for International Series.

   SMC receives a management fee from Alpha Opportunity Fund that is composed of two components. The first component is an annual base fee equal to 2.00% of
Alpha Opportunity Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Fund performed relative to the S&P 500 Index.
The illustration below demonstrates how the performance adjustment may affect the Investment Manager's fee. The Investment Manager will receive the 2.00%
annual base fee for the first year of the Fund's investment operations, and thereafter if the Fund's investment performance matches the investment record of the S&P 500 Index over the prior 12 month period. If the investment performance of the Fund's Class A shares exceeds the investment record of the S&P500 Index, the performance adjustment increases the fee paid to the Investment Manager proportionately, reaching a maximum annual fee of 2.75% if the Fund outperforms the investment record of the S&P500 Index by 15 percentage points over the measuring period. If the investment performance of the Fund's Class A shares trails the investment record of the S&P500 Index, the performance adjustment decreases the fee paid to the Investment Manager proportionately, reaching a minimum annual fee of 1.25% if the Fund underperforms the investment record of the S&P 500 Index by 15 percentage points over the measuring period. The performance adjustment is calculated on the basis of a "rolling" 12 month measuring period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the prior 12 month period.
Performance adjustments will begin on August 1, 2004 based upon Alpha
Opportunity Fund's performance during the 12 months ended July 1, 2004.

   SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives, from the Global,
International, and Technology Series an administrative fee equal to .045% of the average daily net assets of the series plus the greater of .10% of the average net assets or $60,000. For administrative services provided to the Security
Large Cap Value Fund, the Equity, Social Awareness, Mid Cap Value, Small Cap
Growth, Enhanced Index, Select 25, Large Cap Growth Series and the Security Mid
Cap Growth Fund, SMC receives an administrative fee equal to .09% of the average daily net assets of each series. For Alpha Opportunity Series, SMC receives an administrative fee equal to .145% of the average daily net assets of the Alpha
Opportunity Fund. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

   SMC pays the Dreyfus Corporation an annual fee equal to .25% of the average daily closing value of the combined net assets of Large Cap Value Fund and another fund managed by SMC, SBL Series B, computed on a daily basis. Beginning
January 1, 2002, the Dreyfus Corporation agreed to waive .10% of the average daily closing value of the combined net assets of these funds, computed on a daily basis until December 31, 2006.

   SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global
Series and another fund managed by SMC, SBL Series D, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $300 Million ..................................................   .35%
$300 Million to $750 Million ........................................   .30%
$750 Million or more ................................................   .25%

SMC pays RS Investments, an annual fee equal to a percentage of the average daily closing value of the combined net assets of SmallCap Growth Series and another fund managed by SMC, SBL Series X, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $100 Million ..................................................   0.55%
$100 Million to $400 Million ........................................   0.50%
Over $400 Million ...................................................   0.45%

   Prior to May 1, 2003, SMCpaid Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another fund managed by SMC, SBL Series H, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $100 Million ..................................................   .20%
$100 Million to $300 Million ........................................   .15%
$300 Million or more ................................................   .13%

   Effective May 1, 2003, Northern Trust began providing investment advisory services to Enhanced Index and another fund managed by SMC, SBL Series H. For the services provided to Enhanced Index, SMC pays Northern Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Security Equity Fund Enhanced Index Series and SBL Series H, computed on a daily basis as follows:

--------------------------------------------------------------------------------
                                      102

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $100 Million ..................................................   .20%
$100 Million to $300 Million ........................................   .15%
$300 Million or more ................................................   .13%

   In addition, SMC has voluntarily agreed to waive .25% of the management fees for Enhanced Index effective 05/01/03.

   SMC pays Templeton Investment Counsel an annual fee equal to a percentage of the average daily closing value of the combined net assets of International
Series and another fund managed by SMC, SBL Series I, computed on a daily basis as follows:

Combined Average Daily Net Assets                                    Annual Fees
---------------------------------                                    -----------
$0 to $50 Million ...................................................   .625%
$50 Million to $200 Million .........................................   .465%
$200 Million to $500 Million ........................................   .375%
Over $500 Million ...................................................   .350%

   Wellington Management Company, LLP furnishes investment advisory services to the Technology Series. For such services, SMC pays Wellington an annual fee equal to .50% of the average daily closing value of the combined net assets of
Technology Series and another fund managed by SMC, SBL Series T.

   SMC pays Mainstream Investment Advisers, LLC an annual fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending on how that portion of Alpha Opportunity Fund's assets performed relative to the S&P 500
Index.

   The pro rata adjustment upward or downward will be determined based upon the investment performance of that portion of Alpha Opportunity Fund's assets managed by Mainstream relative to the investment record of the S&P 500 Index.
The amount of any upward adjustment in the Base Fee will be equal to 1.50%
multiplied by the ratio of the number of percentage points by which the investment performance of the Alpha Opportunity Fund assets managed by
Mainstream exceeds the investment record of the S&P500 Index as compared to 30 percentage points.

   The maximum performance adjustment upward or downward is 1.50% annually.
Depending on the performance of that portion of the Fund's assets managed by
Mainstream, the Investment Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

   During its first 12 months of operations, the Investment Manager will pay
Mainstream the base fee of 2.50% without any adjustment for performance.
Performance adjustments will being on August 1, 2004 based upon the performance during the 12 months ended July 1, 2004 of that portion of Alpha Opportunity
Fund's assets managed by Mainstream. Thereafter, the Investment Manager will calculate the performance adjustment at the end of each calendar month based upon the investment performance of the assets managed by Mainstream during the twelve-month period ending on the last day of the prior month compared to the investment record of the S&P 500 Index during the same period.

   The Alpha Opportunity Fund's assets are reallocated between Mainstream and the Investment Manager on a monthly basis to an approximately equal allocation.
This procedure ensures that the Investment Manager cannot make allocation decisions that favor the Investment Manager over Mainstream.

   SMC has agreed to limit the total expenses of the Enhanced Index and Select
25 Series to 1.75%, Social Awareness, Mid Cap Value, Small Cap Growth and Large
Cap Growth Series to 2.00%, International and Technology Series to 2.25% in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. SMC has agreed to limit the total other expenses for
Alpha Opportunity to 0.50%. The expense limits other than those for Enhanced
Index, Select 25 and International Series are voluntary limits which may be terminated at any time without notice to shareholders.

   The Funds have adopted Distribution Plans related to the offering of Class A,
Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company
Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B, Class C, and 0.25% of the average daily net assets of each Fund's Class A shares.

   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security
Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of shares after allowances to brokers and dealers. The net underwriting commissions received are presented in the following table:

                          SDI UNDERWRITING COMMISSIONS
                          ----------------------------
    Large Cap Value Fund .................. $  2,794
    Security Equity Fund:
      Equity Series .......................   11,113
      Global Series .......................    6,828
      Social Awareness Series .............    2,384
      Mid Cap Value Series ................    4,950
      Small Cap Growth Series .............    2,909
      Enhanced Index Series ...............    2,241
      International Series ................     (389)
      Select 25 Series ....................    3,396
      Large Cap Growth Series .............      843
      Technology Series ...................      866
      Alpha Opportunity Series ............      300
    Security Mid Cap Growth Fund ..........   14,544

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

--------------------------------------------------------------------------------
                                      103

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

3. UNREALIZED APPRECIATION/DEPRECIATION FOR FEDERAL INCOME TAX PURPOSES

   For federal income tax purposes, the amounts of unrealized appreciation
(depreciation) on investments at September 30, 2003, were as follows:

                                                                                     GROSS             GROSS      NET UNREALIZED
                                                                                  UNREALIZED        UNREALIZED     APPRECIATION
                                                                                 APPRECIATION      DEPRECIATION   (DEPRECIATION)
                                                                                 ------------      ------------   --------------
    Large Cap Value Fund .....................................................    $ 3,390,919     $ (2,390,267)    $ 1,000,652
    Security Equity Fund:
      Equity Series ..........................................................     95,452,327      (28,936,908)     66,515,419
      Global Series ..........................................................      9,655,969       (5,263,551)      4,392,418
      Social Awareness Series ................................................      1,456,036       (3,130,396)     (1,674,360)
      Mid Cap Value Series ...................................................     45,080,344       (8,131,654)     36,948,690
      Small Cap Growth Series ................................................      5,128,859         (367,416)      4,761,443
      Enhanced Index Series ..................................................      1,173,422       (2,231,529)     (1,058,107)
      International Series ...................................................        413,926         (300,882)        113,044
      Select 25 Series .......................................................      1,637,961       (2,092,162)       (454,201)
      Large Cap Growth Series ................................................      1,571,222       (1,347,072)        224,150
      Technology Series ......................................................      1,259,833         (415,293)        844,540
      Alpha Opportunity Series ...............................................         36,389         (120,431)        (84,042)
    Security Mid Cap Growth Fund .............................................     45,156,326      (16,258,863)     28,897,463

4. INVESTMENT TRANSACTIONS

   Investment transactions for the year ended September 30, 2003, (excluding overnight investments and short-term commercial paper) were as follows:

                                                                                                                     PROCEEDS
                                                                                                     PURCHASES      FROM SALES
                                                                                                     ---------      ----------
    Large Cap Value Fund ......................................................................   $ 47,431,658    $ 34,732,238
    Security Equity Fund:
      Equity Series ...........................................................................    257,020,919     294,835,728
      Global Series ...........................................................................     38,225,014      51,110,524
      Social Awareness Series .................................................................      4,024,372       4,902,283
      Mid Cap Value Series ....................................................................     90,565,488      77,427,255
      Small Cap Growth Series .................................................................     38,565,710      32,712,180
      Enhanced Index Series ...................................................................      7,875,827      13,516,218
      International Series ....................................................................      3,739,060       6,709,316
      Select 25 Series ........................................................................     13,464,498      12,492,632
      Large Cap Growth Series .................................................................     17,233,805       7,183,569
      Technology Series .......................................................................     15,170,906      12,726,302
      Alpha Opportunity Series ................................................................     10,667,243       6,667,210
    Security Mid Cap Growth Fund ..............................................................     78,056,223      77,459,013

5. OPEN FUTURES CONTRACTS

                                                        NUMBER OF                        CONTRACT       MARKET       UNREALIZED
                                           POSITION     CONTRACTS   EXPIRATION DATE       AMOUNT         VALUE          LOSS
                                           --------     ---------   ---------------       ------         -----          ----
ALPHA OPPORTUNITY SERIES
S&P 500 Future                                 Long        12         12/18/2003        $3,072,378     $2,982,300     $(90,078)
ENHANCED INDEX SERIES
S&P 500 E-Mini Future                          Long         8         12/19/2003         $ 405,753      $ 397,600     $ (8,153)

--------------------------------------------------------------------------------
                                      104

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

6. CAPITAL SHARE TRANSACTIONS

   The Funds are authorized to issue an unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds for the years ended September 30, 2003 and 2002 (except as noted), respectively, were as follows:
                                                                                                     2003 Total        2003 Total
                                       2003          2003             2003            2003            Increase/        Increase/
                                      Shares        Amount           Shares          Amount          (Decrease)       (Decrease)
                                       Sold          Sold           Redeemed        Redeemed           Shares           Amount
                                    ----------   -------------     -----------    -------------      -----------    -------------

Security Large Cap Value Fund:
   Class A shares ............       3,275,684   $  15,980,582      (2,059,730)   $  (9,542,638)       1,215,954    $   6,437,944
   Class B shares ............       1,770,126       8,414,192        (571,007)      (2,539,716)       1,199,119        5,874,476
   Class C shares ............         207,972         955,668        (141,469)        (643,187)          66,503          312,481
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       5,253,782   $  25,350,442      (2,772,206)   $ (12,725,541)       2,481,576    $  12,624,901
                                    ==========   =============     ===========    =============      ===========    =============
Security Equity Fund:
 Equity Series
   Class A shares ............       9,525,481   $  52,599,625     (18,674,422)   $(105,856,454)      (9,148,941)   $ (53,256,829)
   Class B shares ............       3,963,505      19,942,502      (6,830,650)     (35,443,343)      (2,867,145)     (15,500,841)
   Class C shares ............         647,916       3,455,973        (499,324)      (2,656,042)         148,592          799,931
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................      14,136,902   $  75,998,100     (26,004,396)   $(143,955,839)     (11,867,494)   $ (67,957,739)
                                    ==========   =============     ===========    =============      ===========    =============
 Global Series
   Class A shares ............      17,102,956   $ 170,505,008     (18,807,897)   $(187,958,287)      (1,704,941)   $ (17,453,279)
   Class B shares ............         259,359       2,446,819        (891,673)      (8,037,983)        (632,314)      (5,591,164)
   Class C shares ............         135,732       1,296,276        (104,715)        (993,174)          31,017          303,102
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................      17,498,047   $ 174,248,103     (19,804,285)   $(196,989,444)      (2,306,238)   $ (22,741,341)
                                    ==========   =============     ===========    =============      ===========    =============
 Social Awareness Series
   Class A shares ............         169,124   $   2,824,966        (149,561)   $  (2,475,626)          19,563    $     349,340
   Class B shares ............          44,117         681,521        (107,048)      (1,664,723)         (62,931)        (983,202)
   Class C shares ............          30,846         489,488         (19,076)        (295,687)          11,770          193,801
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................         244,087   $   3,995,975        (275,685)   $  (4,436,036)         (31,598)   $    (440,061)
                                    ==========   =============     ===========    =============      ===========    =============
 Mid Cap Value Series
   Class A shares ............       3,192,088   $  65,771,619      (2,597,504)   $ (51,319,933)         594,584    $  14,451,686
   Class B shares ............         756,268      14,474,911        (731,230)     (13,136,730)          25,038        1,338,181
   Class C shares ............         540,730      10,825,157        (284,240)      (5,174,008)         256,490        5,651,149
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       4,489,086   $  91,071,687      (3,612,974)   $ (69,630,671)         876,112    $  21,441,016
                                    ==========   =============     ===========    =============      ===========    =============
 Small Cap Growth Series
   Class A shares ............         655,128   $   6,184,996        (476,304)   $  (4,215,103)         178,824    $   1,969,893
   Class B shares ............         304,029       2,757,770        (253,852)      (2,226,918)          50,177          530,852
   Class C shares ............         130,394       1,133,518         (97,903)        (842,930)          32,491          290,588
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       1,089,551   $  10,076,284        (828,059)   $  (7,284,951)         261,492    $   2,791,333
                                    ==========   =============     ===========    =============      ===========    =============
 Enhanced Index Series
   Class A shares ............         333,447   $   2,367,320        (642,114)   $  (4,508,312)        (308,667)   $  (2,140,992)
   Class B shares ............         177,203       1,206,524        (513,292)      (3,498,690)        (336,089)      (2,292,166)
   Class C shares ............         159,884       1,120,893        (430,959)      (2,949,239)        (271,075)      (1,828,346)
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................         670,534   $   4,694,737      (1,586,365)   $ (10,956,241)        (915,831)   $  (6,261,504)
                                    ==========   =============     ===========    =============      ===========    =============
 International Series
   Class A shares ............       3,921,675   $  23,481,092      (3,810,566)   $ (23,039,489)         111,109    $     441,603
   Class B shares ............         105,672         613,054         (70,072)        (403,596)          35,600          209,458
   Class C shares ............         864,642       4,785,963        (788,631)      (4,342,340)          76,011          443,623
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       4,891,989   $  28,880,109      (4,669,269)   $ (27,785,425)         222,720    $   1,094,684
                                    ==========   =============     ===========    =============      ===========    =============
 Select 25 Series
   Class A shares ............         308,267   $   2,124,128        (707,984)   $  (4,949,490)        (399,717)   $  (2,825,362)
   Class B shares ............         129,196         870,627        (310,636)      (2,109,351)        (181,440)      (1,238,724)
   Class C shares ............         368,021       2,518,754        (105,802)        (711,166)         262,219        1,807,588
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................         805,484   $   5,513,509      (1,124,422)   $  (7,770,007)        (318,938)   $  (2,256,498)
                                    ==========   =============     ===========    =============      ===========    =============
 Large Cap Growth Series
   Class A shares ............       1,662,989   $   9,276,514        (793,945)   $  (4,326,342)         869,044    $   4,950,172
   Class B shares ............       1,088,511       5,959,453        (319,346)      (1,646,003)         769,165        4,313,450
   Class C shares ............         152,477         790,028         (89,726)        (451,972)          62,751          338,056
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       2,903,977   $  16,025,995      (1,203,017)      (6,424,317)       1,700,960    $   9,601,678
                                    ==========   =============     ===========    =============      ===========    =============
 Technology Series
   Class A shares ............       1,700,337   $   5,685,197        (799,732)   $  (2,642,434)         900,605    $   3,042,763
   Class B shares ............         270,397         872,164        (153,878)        (486,253)         116,519          385,911
   Class C shares ............         148,413         480,116         (59,020)        (183,732)          89,393          296,384
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       2,119,147   $   7,037,477      (1,012,630)   $  (3,312,419)       1,106,517    $   3,725,058
                                    ==========   =============     ===========    =============      ===========    =============
Alpha Opportunity Series*
   Class A shares ............         318,546   $   3,210,618         (31,141)   $    (327,957)         287,405    $   2,882,661
   Class B shares ............         169,772       1,699,668              --               --          169,772        1,699,668
   Class C shares ............         168,989       1,690,408              --               --          168,989        1,690,408
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................         657,307   $   6,600,694         (31,141)   $    (327,957)         626,166    $   6,272,737
                                    ==========   =============     ===========    =============      ===========    =============
Security Mid Cap Growth Fund
   Class A shares ............       4,578,400   $  40,656,683      (5,138,315)   $ (44,459,945)        (559,915)   $  (3,803,262)
   Class B shares ............       1,135,067       9,427,357      (1,168,642)      (8,552,708)         (33,575)         874,649
   Class C shares ............         497,073       4,322,997        (277,157)      (2,270,432)         219,916        2,052,565
                                    ----------   -------------     -----------    -------------      -----------    -------------
    Total ....................       6,210,540   $  54,407,037      (6,584,114)   $ (55,283,085)        (373,574)   $    (876,048)
                                    ==========   =============     ===========    =============      ===========    =============

*For the period beginning July 7, 2003 (commencement of operations) to September 30, 2003.

--------------------------------------------------------------------------------
                                      105

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                                                        2002 Total      2002 Total
                                   2002          2002           2002          2002         2002            2002         Increase/       Increase/
                                  Shares        Amount         Shares        Amount       Shares          Amount        (Decrease)     (Decrease)
                                   Sold          Sold         Reinvested   Reinvested    Redeemed        Redeemed         Shares         Amount
                                 ---------   ------------    -----------   ----------   -----------    -------------   -----------    ------------

Large Cap Value Fund
   Class A shares .............  1,193,136   $  6,466,262       33,045     $  197,941    (1,840,565)   $ (10,034,941)     (614,384)   $ (3,370,738)
   Class B shares .............    547,656      2,868,781           --             --      (437,132)      (2,202,677)      110,524         666,104
   Class C shares .............    322,760      1,700,069           --             --      (130,743)        (646,451)      192,017       1,053,618
   Class S shares .............      3,996         22,400           --             --       (11,632)         (64,472)       (7,636)        (42,072)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  2,067,548   $ 11,057,512       33,045     $  197,941    (2,420,072)   $ (12,948,541)     (319,479)   $ (1,693,088)
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
Security Equity Fund:
 Equity Series
   Class A shares ............. 12,042,285   $ 76,351,535           --     $       --   (19,759,506)   $(125,366,721)   (7,717,221)   $(49,015,186)
   Class B shares .............  3,848,604     24,139,027           --             --    (6,134,349)     (36,063,969)   (2,285,745)    (11,924,942)
   Class C shares .............    557,043      3,487,971           --             --      (297,814)      (1,792,974)      259,229       1,694,997
   Class S shares .............      5,465         36,817           --             --       (23,193)        (145,602)      (17,728)       (108,785)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total ..................... 16,453,397   $104,015,350           --     $       --   (26,214,862)   $(163,369,266)   (9,761,465)   $(59,353,916)
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Global Series
   Class A shares ............. 17,098,344   $193,880,867           --     $       --   (16,093,291)   $(184,491,678)    1,005,053    $  9,389,189
   Class B shares .............    527,452      5,999,231           --             --      (657,013)      (7,220,612)     (129,561)     (1,221,381)
   Class C shares .............    345,302      3,864,735           --             --      (232,364)      (2,506,573)      112,938       1,358,162
   Class S shares .............      1,324         16,796           --             --        (6,659)         (81,235)       (5,335)        (64,439)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total ..................... 17,972,422   $203,761,629           --     $       --   (16,989,327)   $(194,300,098)      983,095    $  9,461,531
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Social Awareness Series
   Class A shares .............    193,611   $  3,565,917           --     $       --      (302,641)   $  (5,161,031)     (109,030)   $ (1,595,114)
   Class B shares .............     83,304      1,442,914           --             --      (177,436)      (2,916,322)      (94,132)     (1,473,408)
   Class C shares .............     31,525        558,479           --             --       (16,985)        (296,994)       14,540         261,485
   Class S shares .............        ---             --           --             --        (1,307)         (23,725)       (1,307)        (23,725)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................    308,440   $  5,567,310           --     $       --      (498,369)   $  (8,398,072)     (189,929)   $ (2,830,762)
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Mid Cap Value Series
   Class A shares .............  2,681,687   $ 57,296,305       43,856     $  908,701    (1,470,203)   $ (30,981,343)    1,255,340    $ 27,223,663
   Class B shares .............  1,538,369     31,715,651       27,649        546,059      (807,313)     (15,601,038)      758,705      16,660,672
   Class C shares .............  1,079,682     22,853,396        6,475        130,026      (328,860)      (6,235,819)      757,297      16,747,603
   Class S shares .............     24,373        546,845        5,427        111,634      (385,002)      (8,605,244)     (355,202)     (7,946,765)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  5,324,111   $112,412,197       83,407     $1,696,420    (2,991,378)   $ (61,423,444)    2,416,140    $ 52,685,173
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Small Cap Growth Series
   Class A shares .............    532,394     $5,349,414           --     $       --    (1,230,400)   $ (12,729,785)     (698,006)   $ (7,380,371)
   Class B shares .............    356,036      3,562,949           --             --      (440,539)      (4,272,369)      (84,503)       (709,420)
   Class C shares .............    171,086      1,682,678           --             --      (131,917)      (1,304,989)       39,169         377,689
   Class S shares .............      2,828         32,238           --             --        (8,608)         (85,817)       (5,780)        (53,579)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  1,062,344   $ 10,627,279           --     $       --    (1,811,464)   $ (18,392,960)     (749,120)   $ (7,765,681)
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Enhanced Index Series
   Class A shares .............    636,383   $  4,828,573           --     $       --      (332,010)   $  (2,584,386)      304,373    $  2,244,187
   Class B shares .............    285,356      2,127,224           --             --      (218,166)      (1,721,386)       67,190         405,838
   Class C shares .............    161,948      1,271,028           --             --      (101,409)        (786,653)       60,539         484,375
   Class S shares .............         --             --           --             --          (339)          (2,701)         (339)         (2,701)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  1,083,687   $  8,226,825           --     $       --      (651,924)   $  (5,095,126)      431,763    $  3,131,699
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 International Series
   Class A shares .............    826,825   $  5,286,550           --     $       --      (694,269)   $  (4,477,761)      132,556    $    808,789
   Class B shares .............     85,295        542,278           --             --       (20,331)        (135,521)       64,964         406,757
   Class C shares .............  1,031,609      6,362,667           --             --    (1,028,566)      (6,416,855)        3,043         (54,188)
   Class S shares .............         29            200           --             --           (29)            (212)           --             (12)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  1,943,758   $ 12,191,695           --     $       --    (1,743,195)   $ (11,030,349)      200,563    $  1,161,346
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Select 25 Series
   Class A shares .............    449,230   $  3,730,554           --     $       --      (513,090)   $  (4,190,883)      (63,860)   $   (460,329)
   Class B shares .............    286,019      2,292,073           --             --      (486,519)      (3,816,980)     (200,500)     (1,524,907)
   Class C shares .............    129,055      1,038,746           --             --      (115,709)        (927,139)       13,346         111,607
   Class S shares .............        553          4,800           --             --        (2,221)         (17,927)       (1,668)        (13,127)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................    864,857   $  7,066,173           --     $       --    (1,117,539)   $  (8,952,929)     (252,682)   $ (1,886,756)
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Large Cap Growth Series
   Class A shares .............  1,949,955   $ 10,239,483           --     $       --      (345,765)   $  (1,849,654)    1,604,190    $  8,389,829
   Class B shares .............    273,903      1,520,855           --             --      (171,225)        (939,344)      102,678         581,511
   Class C shares .............    226,975      1,307,126           --             --       (98,345)        (563,377)      128,630         743,749
   Class S shares .............        390          2,480           --             --          (707)          (3,960)         (317)         (1,480)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  2,451,223   $ 13,069,944           --     $       --      (616,042)   $  (3,356,335)    1,835,181    $  9,713,609
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
 Technology Series
   Class A shares .............    452,192   $  1,871,160           --     $       --      (381,209)   $  (1,484,392)       70,983    $    386,768
   Class B shares .............     77,250        287,638           --             --       (17,657)         (60,216)       59,593         227,422
   Class C shares .............    188,074        685,197           --             --       (84,120)        (303,103)      103,954         382,094
   Class S shares .............         64            280           --             --       (38,526)        (140,632)      (38,462)       (140,352)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................    717,580   $  2,844,275           --     $       --      (521,512)   $  (1,988,343)      196,068    $    855,932
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============
Security Mid Cap Growth Fund
   Class A shares .............  5,544,892   $ 54,000,517       79,784     $  829,746    (8,196,903)   $ (80,140,831)   (2,572,227)   $(25,310,568)
   Class B shares .............    910,549      7,745,638       20,366        189,811    (1,886,546)     (16,408,348)     (955,631)     (8,472,899)
   Class C shares .............    589,690      5,405,335        3,053         30,713      (232,494)      (2,003,670)      360,249       3,432,378
   Class S shares .............     22,162        227,995          982         10,135      (200,953)      (1,970,493)     (177,809)     (1,732,363)
                                ----------   ------------      -------     ----------   -----------    -------------    ----------    ------------
    Total .....................  7,067,293   $ 67,379,485      104,185     $1,060,405   (10,516,896)   $(100,523,342)   (3,345,418)   $(32,083,452)
                                ==========   ============      =======     ==========   ===========    =============    ==========    ============

--------------------------------------------------------------------------------
                                      106

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

7. OPTIONS WRITTEN

The following call options written were outstanding for Mid Cap Value Series as of September 30, 2003:

CALL OPTIONS WRITTEN
                                                                            EXPIRATION         EXERCISE    NUMBER OF      MARKET
COMMON STOCK                                                                   DATE             PRICE      CONTRACTS      VALUE
                                                                             ---------         --------    ---------    ---------
Protein Design Labs, Inc. .................................................  11/21/03           $17.50          810       $20,250
                                                                                                             ------     ---------
Total call options outstanding (premiums received, $124,078)                                                    810       $20,250
                                                                                                             ======     =========

Transactions in options written for Mid Cap Value Series for the period ended
September 30, 2003 were as follows:

PUT OPTIONS WRITTEN
                                                                                                          NUMBER OF      PREMIUM
                                                                                                          CONTRACTS      AMOUNT
                                                                                                          ---------     ---------
Balance at September 30, 2002 .........................................................................       1,814     $ 301,480
Opened ................................................................................................       3,872       515,559
Bought Back ...........................................................................................         (74)      (46,137)
Expired ...............................................................................................      (3,506)     (461,927)
Exercised .............................................................................................      (2,106)     (308,975)
                                                                                                          ---------     ---------
Balance at September 30, 2003 .........................................................................          --     $      --
                                                                                                          =========     =========
CALL OPTIONS WRITTEN
                                                                                                          NUMBER OF      PREMIUM
                                                                                                          CONTRACTS      AMOUNT
                                                                                                          ---------     ---------
Balance at September 30, 2002 .........................................................................         420     $  68,337
Opened ................................................................................................       4,529       489,859
Bought Back ...........................................................................................          --            --
Expired ...............................................................................................      (2,410)     (265,324)
Exercised .............................................................................................      (1,729)     (168,794)
                                                                                                          ---------     ---------
Balance at September 30, 2003 .........................................................................         810     $ 124,078
                                                                                                          =========     =========

Transactions in options written for Security Mid Cap Growth Fund for the period ended September 30, 2003 were as follows:

PUT OPTIONS WRITTEN
                                                                                                          NUMBER OF      PREMIUM
                                                                                                          CONTRACTS      AMOUNT
                                                                                                          ---------     ---------
Balance at September 30, 2002 .........................................................................       1,304     $ 198,586
Opened ................................................................................................       2,343       325,550
Bought Back ...........................................................................................        (314)      (63,296)
Expired ...............................................................................................      (1,737)     (210,327)
Exercised .............................................................................................      (1,596)     (250,513)
                                                                                                          ---------     ---------
Balance at September 30, 2003 .........................................................................          --     $      --
                                                                                                          =========     =========
CALL OPTIONS WRITTEN
                                                                                                          NUMBER OF      PREMIUM
                                                                                                          CONTRACTS      AMOUNT
                                                                                                          ---------     ---------
Balance at September 30, 2002 .........................................................................         889     $ 221,450
Opened ................................................................................................         430        90,399
Bought Back ...........................................................................................          --            --
Expired ...............................................................................................        (800)     (156,786)
Exercised .............................................................................................        (519)     (155,063)
                                                                                                          ---------     ---------
Balance at September 30, 2003 .........................................................................          --     $      --
                                                                                                          =========     =========

--------------------------------------------------------------------------------
                                      107

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

8. FEDERAL TAX MATTERS

   The tax character of distributions paid during the fiscal years ended
September 30, 2002 and 2003, was the same as that reported in the Statement of
Changes in Net Assets, except as follows:

                                                     ORDINARY         CAPITAL        RETURN OF
                                                      INCOME           GAIN           CAPITAL            TOTAL
                                                     --------       ----------       ---------        ----------
2002
----
Security Large Cap Value Fund                        $209,686       $       --        $ 5,607         $  215,293
Security Mid Cap Growth Fund                               --        1,079,682         19,688          1,099,370

As of September 30, 2003 the components of accumulated earnings/(deficit) on a tax basis were the same as those reported in the Statement of Assets and
Liabilities, except as follows:

                                    UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED       UNREALIZED            TOTAL
                                      ORDINARY        LONG-TERM    ACCUMULATED    CAPITAL AND      APPRECIATION        ACCUMULATED
                                       INCOME           GAIN        EARNINGS     OTHER LOSSES*   (DEPRECIATION)**   EARNINGS/(DEFICIT)
                                    -------------   -------------  -----------   -------------   ----------------   ------------------
Security Large Cap Value Fund        $108,075        $       --    $  108,075    $(20,225,427)      $ 1,000,652       $(19,116,700)
Security Equity Fund:
     Global Series                        ---                --            --     (18,343,725)        4,392,418        (13,951,307)
     Social Awareness Series               --                --            --      (2,242,893)       (1,674,360)        (3,917,253)
     Mid Cap Value Series                  --         2,149,183     2,149,183              --        37,052,517         39,201,700
     SmallCap Growth Series                --                --            --     (13,086,413)        4,761,443         (8,324,970)
     Enhanced Index Series                 --                --            --      (5,774,426)       (1,058,107)        (6,832,533)
     International Series              14,667                --        14,667      (2,885,458)          113,044         (2,757,747)
     Large Cap Growth Series               --                --            --      (3,659,331)          224,150         (3,435,181)
     Technology Series                     --                --            --      (7,199,986)          844,540         (6,355,446)
     Alpha Opportunity Series         219,240                --       219,240         (20,248)          (84,042)           114,950
Security Mid Cap Growth Fund               --         6,427,140     6,427,140              --        28,897,463         35,324,603

*  Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes.
** The differences between book-basis and tax-basis unrealized appreciation
   (depreciation) is attributable primarily to the tax deferral of wash sale losses and the differences between book and tax basis passive foreign investment companies and bond discount accretion.

  In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2003, which qualify for the dividends received deduction for corporate shareholders is 100% for the Security Large Cap Value
Fund, 96% for the International Series and 5% for the Alpha Opportunity Series.

--------------------------------------------------------------------------------
                                      108

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

As of September 30, 2003, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October capital losses that are deferred to the first day of the next fiscal year are as follows:

                                                                                              DEFERRED
                                              CAPITAL LOSS                                  POST-OCTOBER
                                               CARRYOVERS             EXPIRES IN               LOSSES
                                              ------------            ----------            ------------
Security Large Cap Value Fund                  $   727,563                2008              $3,023,584
                                                 7,265,289                2009
                                                    56,003                2010
                                                 9,152,988                2011
                                               -----------
                                                17,201,843
Security Equity Fund:
  Equity Series                                  1,653,201                2009               8,324,394
                                                14,878,996                2010
                                               -----------
                                                16,532,197

  Global Series                                     28,793                2009               6,638,758
                                                 4,986,902                2010
                                                 6,689,272                2011
                                               -----------
                                                11,704,967

  Social Awareness Series                          817,736                2009                 274,407
                                                   132,011                2010
                                                 1,018,739                2011
                                               -----------
                                                 1,968,486

  SmallCap Growth Series                        13,086,413                2010                      --

  Enhanced Index Series                            138,713                2009               3,067,270
                                                   976,489                2010
                                                 1,591,954                2011
                                               -----------
                                                 2,707,156

  International Series                             286,251                2009                      --
                                                 1,690,567                2010
                                                   908,640                2011
                                               -----------
                                                 2,885,458

  Select 25 Series                                 368,467                2008               3,420,733
                                                 2,259,072                2009
                                                 3,363,943                2010
                                                 2,960,418                2011
                                               -----------
                                                 8,951,900

  Large Cap Growth Series                           58,405                2009               1,568,317
                                                   296,393                2010
                                                 1,736,216                2011
                                               -----------
                                                 2,091,014

  Technology Series                                 78,037                2009                  24,110
                                                 4,005,352                2010
                                                 3,092,993                2011
                                               -----------
                                                 7,176,382

  Alpha Opportunity Series                              --                 N/A                  20,248

The Security Equity Fund - Equity Series inherited approximately $1,504,000 of capital losses (included above) from its merger with Security Equity Fund -
Total Return Series (see Note 9), which may be applied against any realized net taxable capital gains in future years or until September 30, 2009, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of

--------------------------------------------------------------------------------
                                      109

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2003

the Internal Revenue Code.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, proceeds from securities litigation, foreign currency gains and losses, investments in limited partnerships and REITs, and the "mark-to-market" of certain Passive Foreign Investment Companies (PFIC's)
for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

                                                      ACCUMULATED         UNDISTRIBUTED
                                                     NET REALIZED        NET INVESTMENT
                                                      GAIN (LOSS)            INCOME             PAID-IN-CAPITAL
                                                     ------------        --------------         ---------------
Security Large Cap Value Fund                          $  (7,346)          $    7,346              $       --
Security EquityFund:
   Global Series                                         204,857               87,682                 (292,539)
   Social Awareness Series                              (776,651)             179,491                  597,160
   Mid Cap Value Series                                       --            1,140,990               (1,140,990)
   SmallCap Growth Series                                     --              414,114                 (414,114)
   Enhanced Index Series                                      --               56,631                  (56,631)
   International Series                                  (17,815)              17,815                       --
   Select 25                                                  --              281,129                 (281,129)
   Large Cap Growth Series                                    --              183,113                 (183,113)
   Technology Series                                          --              188,614                 (188,614)
   Alpha Opportunity Series                              (24,865)              24,865                       --
Security Mid Cap Growth Fund                                  --            1,782,165               (1,782,165)

9. ACQUISITION OF SECURITY EQUITY FUND - TOTAL RETURN SERIES

   Pursuant to a plan of reorganization approved by Security Equity Fund Total
Return Series shareholders, Security Equity Fund Equity Series acquired all the net assets of Total Return Series, which totalled $2,421,288 on the closing date of the reorganization, August 27, 2002. A total of 208,971 Class A shares,
153,617 Class B shares and 73,895 Class C shares were issued in exchange for
Total Return Series' Class A, B and C shares. In exchange for the assets of
Total Return Series 436,483 shares of Equity Series were distributed to Total
Return shareholders of record as of immediately after the closing date. A total of $1,203,652 in assets for Class A shares, $808,176 in assets for Class B shares and $409,460 in assets for Class C shares were received in exchange for
Total Return Series' assets. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. Total
Return's net assets included $504,764 of unrealized depreciation, $56,623 of accumulated net investment loss and $1,503,978 of accumulated realized loss on sale of investments. The aggregate net assets of Equity Series immediately before the acquisition totalled $552,921,881. Following the acquisition, the combined net assets of Equity Series totalled $555,343,169.

10. SUBSEQUENT EVENT

    The shareholders of the Security Equity Fund, International and Technology
Series approved a plan of reorganization on September 30, 2003. The reorganization took place on October 3, 2003. The assets and liabilities of the
International Series were merged into the Security Equity Fund - Global Series.
The assets and liabilities of the Technology Series were merged into the
Security Mid Cap Growth Fund.

--------------------------------------------------------------------------------
                                      110

REPORT OF INDEPENDENT AUDITORS

THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY LARGE CAP VALUE FUND, SECURITY EQUITY FUND AND SECURITY
MID CAP GROWTH FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Large Cap Value Fund, Security Equity
Fund (comprised of the Equity, Global, Social Awareness, MidCap Value,SmallCap
Growth, Enhanced Index, International, Select 25(R), Large Cap Growth,
Technology and Alpha Opportunity Series) and Security Mid Cap Growth Fund (the
Funds) as of September 30, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated
therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procdures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2003, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.

Kansas City Missouri
November 7, 2003

--------------------------------------------------------------------------------
                                      111

SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A special meeting of the Security Equity Fund-International Series and
Technology Series was held on September 30, 2003. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

          (1)  The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of Security
               Equity Fund, International Series ("International Fund") by
               Security Equity Fund, Global Series ("Global Fund") solely in exchange for shares of the Global Fund, followed by the complete liquidation of the International Fund. The following votes were cast regarding this matter:

                                                                          VOTES FOR            VOTES AGAINST/ABSTENTIONS
               Security Equity Fund, International Series                  889,209                      15,742

          (2)  The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of Security
               Equity Fund, Technology Series ("Technology Fund") by Security
               Mid Cap Growth Fund, solely in exchange for shares of the Mid Cap
               Growth Fund, followed by the complete liquidation of the
               Technology Fund.

                                                                          VOTES FOR            VOTES AGAINST/ABSTENTIONS
               Security Equity Fund, Technology Series                    1,627,616                     44,010

--------------------------------------------------------------------------------
                                      112

DIRECTOR DISCLOSURE

SEPTEMBER 30, 2003

                                                                                                                                          NUMBER OF
                                                                                     PRINCIPAL                                            PORTFOLIOS IN
NAME,                         POSITION(S)                                            OCCUPATION(S)                                        FUND COMPLEX
ADDRESS AND                   HELD WITH                 TERM OF OFFICE AND           DURING THE PAST                                      OVERSEEN BY
DATE OF BIRTH                 THE FUND                  LENGTH OF TIME SERVED        5 YEARS                                              THE DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.          Director**                1994 to present***           Business broker,                                           38
One Security Benefit Place                                                             Griffith & Blair Realtors
Topeka, KS 66636-0001                                                                Manager, Star Sign,Inc.
12/14/46

Penny A. Lumpkin              Director**                1993 to present***           President, Vivian's Gift Shop                              38
One Security Benefit Place                                                           Vice President, Palmer Companies, Inc.
Topeka, KS 66636-0001                                                                Vice President, Bellairre Shopping Center
08/20/39                                                                             Partner, Goodwin Ent.
                                                                                     Partner, PLB
                                                                                     Partner, Town Crier
                                                                                     Vice President and Treasurer, Palmer News, Inc.
                                                                                     Vice President, M/S News, Inc.
                                                                                     Secretary, Kansas City Periodicals

Mark L. Morris, Jr., D.V.M.   Director**                1991 to present***           Independent Investor, Morris Co.                           38
One Security Benefit Place                                                           Partner, Mark Morris Associates
Topeka, KS 66636-0001
02/03/34

Maynard F. Oliverius          Director**                1998 to present***           President & CEO, Stormont Vail HealthCare                  38
One Security Benefit Place
Topeka, KS 66636-0001
12/18/43

John D. Cleland               Chairman of the Board     February 2000 to present     Sr. Vice President and Managing Member                     38
One Security Benefit Place    Director*                 1991 to present***           Representative, Security Management Company, LLC
Topeka, KS 66636-0001                                                                Sr. Vice President, Security Benefit Group, Inc.
05/01/36                                                                             Sr. Vice President, Security Benefit Life Insurance Co.
                                                                                     Director & Vice President, Security Distributors, Inc.

James R. Schmank              President                 February 2000 to present     President and Managing Member Representative,              38
One Security Benefit Place    Director*                 1997 to present***           Security Management Company, LLC
Topeka, KS 66636-0001                                                                Sr. Vice President, Security Benefit Group, Inc.
02/21/53                                                                             Sr. Vice President, Security Benefit Life Insurance Co.
                                                                                     Director, Security Distributors, Inc.

*    These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the
     Investment Manager.
**   These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.
***  Term is until the next annual meeting, or until their successors shall have been duly elected and qualified.

The statement of additional information ("SAI") includes additional information about the Fund Directors and is available upon request without charge by calling
1-800-888-2461.

--------------------------------------------------------------------------------
                                      113

THE SECURITY GROUP
OF MUTUAL FUNDS
---------------------------------------
Security Large Cap Value Fund
Security Equity Fund
    o  Equity Series
    o  Global Series
    o Social Awareness Series
    o Mid Cap Value Series
    o Small Cap Growth Series
    o Enhanced Index Series
    o International Series
    o Select 25 Series
    o Large Cap Growth Series
    o Technology Series
    o Alpha Opportunity Series
Security Mid Cap Growth Fund
Security Income Fund
    o  Diversified Income Series
    o  High Yield Series
    o  Capital Preservation Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the
Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

One Security Benefit Place
Topeka, KS 66636-0001

SECURITY FUNDS
OFFICERS AND DIRECTORS
---------------------------------------
DIRECTORS
---------
Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank
OFFICERS
--------
John D. Cleland, CHAIRMAN OF THE BOARD
James R. Schmank, PRESIDENT
Steve M. Bowser, VICE PRESIDENT, EQUITY FUND
Mark Lamb,VICE PRESIDENT, EQUITY FUND
Terry A. Milberger, VICE PRESIDENT, EQUITY FUND
Mark Mitchell, VICE PRESIDENT, EQUITY FUND
James P. Schier, VICE PRESIDENT, EQUITY AND MID CAP GROWTH FUND
Cindy L. Shields, VICE PRESIDENT, EQUITY FUND
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Harwood, TREASURER

SDI 604 (R9-03)                                                     46-06045-00

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report.
No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not required at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  RESERVED.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  RESERVED.

ITEM 9.  CONTROLS AND PROCEDURES.

         (a)      The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as
                  defined in rule 30a-3(c) under the Investment Company Act of
                  1940) are effective based on their evaluation of these
                  disclosure controls and procedures within 90 days of the
                  filing date of this report on Form N-CSR.

         (b)      There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

         (a)      (1)      Code of Ethics pursuant to Item 2 above.

                  (2)      Certifications pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002 and required by Rule
                           30a-2(a) under the Investment Company Act of 1940,
                           are attached hereto.

         (b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley
                  Act of 2002 and required by Rule 30a-2(a) under the Investment
                  Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SECURITY MID CAP GROWTH FUND

                                        By:   /s/ JAMES R. SCHMANK
                                              ----------------------------------
                                              James R. Schmank, President

                                        Date: December 1, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:   /s/ JAMES R. SCHMANK
                                              ----------------------------------
                                              James R. Schmank, President

                                        Date: December 1, 2003

                                        By:   /s/ BRENDA M. HARWOOD
                                              ----------------------------------
                                              Brenda M. Harwood, Treasurer

                                        Date: December 1, 2003